UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
WisdomTree, Inc.
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WISDOMTREE®

2023
Notice of Annual Meeting and Proxy Statement

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED [●], 2023

WISDOMTREE, INC.

Notice of 2023 Annual Meeting of Stockholders

We cordially invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of WisdomTree, Inc. (“WisdomTree”, the “Company”, “we” or “our”). Stockholders as of the record date for the Annual Meeting are entitled to vote on the items set forth below. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

See the “General Information for Stockholders About the Annual Meeting” section of the proxy statement on page [●] for information about voting and attending the Annual Meeting.

DATE AND TIME: [●], 2023 at [●] a.m., Eastern Time	MEETING ADDRESS: 250 West 34th Street, 2nd Floor New York, NY 10119	RECORD DATE: [●], 2023	MAILING DATE: On or about [●], 2023

VOTING MATTERS AND BOARD RECOMMENDATIONS

At or before the Annual Meeting, we ask that you vote on the following items:

Proposal		Board Recommendation	Page Reference

1	Elect three Class II and three Class III members of our Board of Directors	FOR	24

2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	39

3	Vote on an advisory resolution to approve the compensation of our named executive officers	FOR	42

4	Ratify the adoption by our Board of Directors of the Stockholder Rights Agreement, dated March 17, 2023, by and between the Company and Continental Stock Transfer & Trust Company	FOR	43

In addition, stockholders are asked to transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

WISDOMTREE, INC.  |  2023 PROXY STATEMENT

HOW TO VOTE

Please follow the easy instructions on your proxy card or voting instruction form to vote in any of the following ways:

VOTE BY INTERNET You may vote electronically by locating the control number on your WHITE proxy card or voting instruction form and accessing the website indicated therein.

VOTE BY MAIL

If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card or voting instruction form received and returning it in the prepaid envelope.

VOTE AT THE MEETING

Stockholders of record, or beneficial owners with a legal proxy from their bank, broker or other nominee, can also vote at the Annual Meeting. Please find instructions below regarding attendance.

A list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting on a reasonably accessible electronic network for a period of ten (10) days prior to the Annual Meeting date. Please e-mail Marci Frankenthaler, Secretary, at mfrankenthaler@wisdomtree.com if you wish to examine the stockholder list prior to the Annual Meeting.

As you may be aware, we have received notice from ETFS Capital Limited, a Jersey company (“ETFS Capital”), which owns approximately 10.2% of our common stock, expressing the intention of ETFS Capital to nominate three director candidates for election to our Board of Directors at the Annual Meeting at which three Class II and three Class III directors are to be elected (the “ETFS Capital Nominees”). We do not endorse the election of any of the ETFS Capital Nominees as directors. You may receive proxy solicitation materials from ETFS Capital or other persons or entities affiliated with ETFS Capital, including an opposition proxy statement and proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to ETFS Capital contained in any proxy solicitation materials filed or disseminated by ETFS Capital or any other statements that they may otherwise make.

Our Board of Directors does not endorse any of the ETFS Capital Nominees and unanimously recommends that you vote “FOR” the six WisdomTree nominees proposed by our Board of Directors using the WHITE proxy card and vote “WITHHOLD” on the ETFS Capital Nominees.

Our Board of Directors strongly urges you NOT to sign or return any proxy card or voting instruction form that ETFS Capital may send to you. If you do sign a proxy card or voting instruction form sent to you by ETFS Capital, however, you have the right to change your vote by using the enclosed WHITE proxy card or voting instruction form. Only the latest dated, signed proxy card or voting instruction form you vote will be counted.

PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THERE ARE SEATS UP FOR ELECTION, UNDER NEW REQUIREMENTS CALLED A “UNIVERSAL PROXY CARD.” THIS MEANS THE COMPANY’S PROXY CARD IS REQUIRED TO LIST THE ETFS CAPITAL NOMINEES IN ADDITION TO YOUR BOARD’S NOMINEES. WE RECOMMEND THAT YOU MARK YOUR CARD CAREFULLY AND ONLY VOTE “FOR” THE WISDOMTREE NOMINEES AND PROPOSALS RECOMMENDED BY YOUR BOARD AND “WITHHOLD” ON THE ETFS CAPITAL NOMINEES.

Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the Annual Meeting, please vote and submit your proxy card or voting instruction form over the Internet or by mail.

By order of the Board of Directors,

Marci Frankenthaler, Secretary

WISDOMTREE, INC.  |  2023 PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on [●], 2023.

We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available on our investor relations website at:

https://ir.wisdomtree.com/company-information/annual-reports-proxy.

This proxy statement contains information about the 2023 annual meeting of stockholders of WisdomTree, Inc. Proxy materials will be first sent to stockholders on or about [●], 2023.

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly, or follow the instructions set forth on the enclosed WHITE proxy card to vote over the Internet.

All stockholders are invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, we respectfully urge you to vote over the Internet or sign, date and return the enclosed WHITE proxy card as promptly as possible. Stockholders who execute a proxy card may nevertheless attend the Annual Meeting, revoke their proxy and vote their shares during the Annual Meeting. “Street name” stockholders who wish to vote their shares during the Annual Meeting will need to obtain a legal proxy from the bank, broker or other nominee in whose name their shares are registered. The instructions for voting over the Internet are provided on your proxy card.

ETFS Capital has nominated three individuals for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM ETFS CAPITAL OR ANY PERSON OTHER THAN THE COMPANY EVEN AS A PROTEST VOTE AGAINST ETFS CAPITAL OR ANY OF ETFS CAPITAL’S NOMINEES. IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY ETFS CAPITAL, YOU MAY REVOKE IT AND VOTE FOR YOUR BOARD OF DIRECTORS’ NOMINEES AND IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS ON THE OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING BY SUBMITTING A LATER-DATED PROXY ELECTRONICALLY BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD, OR BY SIGNING, MARKING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. Any proxy card you sign and return from ETFS Capital for any reason could invalidate previous WHITE proxy cards sent by you to support our Board of Directors.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.

IMPORTANT!

PLEASE VOTE THE WHITE PROXY CARD TODAY “FOR” THE WISDOMTREE NOMINEES AND “WITHHOLD”

ON THE ETFS CAPITAL NOMINEES!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING

INSTRUCTION FORM SENT TO YOU BY ETFS CAPITAL

Remember, you can vote your shares over the Internet.

Please follow the easy

instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting

your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders and All Others Call Toll Free: (877) 750-5836

Banks and Brokers Call: (212) 750-5833

WISDOMTREE, INC.  |  2023 PROXY STATEMENT

WISDOMTREE, INC.  |  2023 PROXY STATEMENT

Unless otherwise indicated, references to “the Company,” “we,” “us,” “our” and “WisdomTree” mean WisdomTree, Inc. and its subsidiaries.

WISDOMTREE, INC.  |  2023 PROXY STATEMENT

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED [●], 2023

WISDOMTREE, INC.  |  250 WEST 34th STREET, 3rd FLOOR  |  NEW YORK, NY 10119

Proxy Statement for the 2023 Annual Meeting of Stockholders

TO BE HELD ON [●], 2023

Proxy Summary

This summary does not contain all the information that you should consider before voting. Please read this entire proxy statement carefully. For more information about our 2022 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2022, a copy of which is available on our investor relations website at https://ir.wisdomtree.com/sec-filings/annual-reports.

This proxy statement and our annual report is first being mailed on or about [●], 2023 to stockholders entitled to vote at the Annual Meeting.

ABOUT OUR COMPANY

WisdomTree, Inc. is a global financial innovator, offering a well-diversified suite of exchange-traded products (“ETPs”), models and solutions. We empower investors to shape their future and support financial professionals to better serve their clients and grow their businesses. We leverage the latest financial infrastructure to create products that provide access, transparency and an enhanced user experience. Building on our heritage of innovation, we are also developing next-generation digital products and structures, including digital or blockchain-enabled mutual funds and tokenized assets, as well as our blockchain-native digital wallet, WisdomTree Prime™.

CORPORATE PERFORMANCE HIGHLIGHTS

Strong Performance

•

2022 was marked by many achievements in advancing our long-term strategic objectives, including successfully broadening our ETP business and advancing our early mover strategic expansion into digital assets and blockchain-enabled finance. The year was also one of heightened volatility, with major market indices operating near bear market territory, resulting in negative market movement, reducing our AUM by almost $8 billion and our revenues by approximately $20 million. However, we overcame this challenging market backdrop, having generated over $12 billion of net inflows in 2022 and achieving a 16% annualized pace of organic flow growth – the best of all publicly traded U.S. asset managers and our strongest flowing year since 2015. This performance largely offset the impact of negative market movement on our revenues, which were essentially unchanged as compared to the prior year.

•	Our AUM as of December 31, 2022 was $82.0 billion, an all-time high. The last quarter of 2022 marked the ninth consecutive quarter of organic growth.

•

Our models strategy is succeeding as we continue to expand both the number of model partners and the number of models on their platforms. Continued success in winning advisor mindshare should lead to model flows that are recurring in nature and stackable on top of our current inflow profile.

•

We have advanced our strategic expansion into digital assets and blockchain-enabled finance. In 2022, we tokenized real-world assets like physical gold (i.e., gold tokens) and U.S. dollars. We also achieved key milestones with the Securities and Exchange Commission (the “SEC”) declaring effective the registration of 10 blockchain-enabled funds, allowing us to lay claim to the deepest exposures in the digital wrapper. WisdomTree Prime™, our blockchain-native

WISDOMTREE, INC.  |  2023 PROXY STATEMENT    1

Proxy Summary

wallet developed for saving, spending and investing in both native crypto assets and tokenized versions of mainstream financial assets, is on track for a nationwide rollout targeted in 2023. The Financial Industry Regulatory Authority approved our limited purpose broker-dealer, WisdomTree Securities, Inc., to operate as a mutual fund retailer, which will allow it to facilitate transactions in digital or blockchain-enabled mutual funds offered in the WisdomTree Prime mobile application. As an early mover in digital assets and blockchain-enabled financial services, we are ahead of the curve and establishing ourselves as a leader in this space.

•

Our recent achievements and our ability to overcome adverse market conditions was reflected in our stock price performance in relation to our peers. Our total shareholder return, or TSR (as described in the Compensation Discussion and Analysis section of this proxy statement in the subsection titled “2022 Incentive Compensation Program and Results”), ranking was 2nd among a peer group of 13 publicly traded asset managers.

Balance Sheet Management

•

Our balance sheet is strong, and we continue to return capital to our stockholders in the form of a quarterly cash dividend, which we have paid consecutively since 2014. Over the last three years, we also have repurchased 13.9 million shares of our common stock for an aggregate cost of $69.1 million.

•

In February 2023, we partially re-financed $175.0 million of our convertible notes maturing in June 2023 by issuing $130.0 million of convertible notes maturing in June 2028. The remaining outstanding notes will be settled no later than maturity.

Environmental, Social and Governance (ESG) Leadership

•	Environmental, social and governance (“ESG”) principles are a significant part of our global approach and tie in with existing and planned corporate initiatives.

•

In the U.S., we offer three core integrated ESG exchange traded funds (“ETFs”) in addition to ESG-screened funds and model portfolios as well as a suite of ex-state owned funds that screen out government-owned companies, which we believe can, at times, have poor corporate governance and environmental considerations.

Disciplined Risk Management

•

Our Board of Directors actively oversees the development of strategic objectives and receives updates on the implementation of strategic plans throughout the year at regularly scheduled Board meetings. The Board of Directors also reviews the risk assessment of the strategic plan.

•

In addition, we have established a Global Risk Committee, consisting of members of senior management, which oversees risks both inside and outside of the firm, including any heightened or changed risks as they relate to independent third-party service providers. The Global Risk Committee meets quarterly and reports to the Board of Directors at regularly scheduled Board meetings.

MISSION, VISION, VALUES

We strive to differentiate ourselves in the asset management industry through our sense of community and purpose integrated into our culture, where every employee has a voice. Guided by our mission, vision and values and a defined framework for growth, we believe we are well positioned for success.

Our mission is to deliver a better investment and financial experience through the quality of our products, solutions and engagements.

Our vision is to be the leader in the best structures and executions in financial services, including ETPs and digital assets.

Our values are grounded in

•

Excellence & Innovation – we relentlessly focus on improving our process, products and solutions to drive positive change in the business and continually advance our mission, and we “think big” and are not afraid to disrupt the status quo.

2    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

Proxy Summary

•

Transparency & Accountability – we learn from our mistakes and celebrate individual and group contributions to our achievements, and we always strive to do the right thing, without shortcuts or exceptions.

•	Fairness & Respect – we respect everyone’s personal sense of worth and value, and we strive to maintain a collaborative and empowering work environment.

CORPORATE SOCIAL RESPONSIBILITY

Sustainability and responsibility are embedded throughout our business, which we believe benefits our investors, employees and stockholders. We have made a firm-wide commitment to incorporate social responsibility efforts through various initiatives, including becoming a signatory to the United Nations Principles for Responsible Investment and launching funds dedicated to ESG strategies. We are engaging in responsible investing, focused on diversity, equity and inclusion, working to enhance our employee experience through training and the provision of employee benefits, investing in our community through firmwide service projects, caring for our environment and continuously striving to improve corporate governance.

We have established a committee-based approach to driving ESG initiatives across our business with oversight from our Board of Directors, the Nominating and Governance Committee and our executive management team.

WISDOMTREE, INC.  |  2023 PROXY STATEMENT    3

Proxy Summary

Included below are highlights of our ESG programs and practices. Our Corporate Social Responsibility Report, available on our investor relations website at https://resources.wisdomtree.com/corporate-social-responsibility/, provides additional details about these programs and policies and the ESG positioning of our firm as a whole.

Responsible Investing

•  Our U.S. ESG offering includes our ex-state-owned methodology as well as three core equity strategies, offering exposure to U.S., international and emerging markets equities.

•  In Europe, we offer a variety of products with ESG integration, including our Battery Solutions, European Union Bonds and EUR Aggregate Bond ESG Enhanced Yield UCITS products. We also apply ESG screens across all of our equity UCITS products.

•  In 2021, we launched ESG model portfolios, our first models with explicit and specific ESG objectives, and in 2022, we integrated ESG metrics into our Fund Comparison online tool to help investors compare the ESG attributes of various WisdomTree and third-party funds.

•  Since 2022, we have been offering a Climate Impact and Investing Program in collaboration with Columbia University, a training and certification program built to equip both advisors and our employees with the education and tools needed to make sound decisions around climate, environmental risks and investing.

•  As of March 31, 2023, we offer in Europe 20 ETPs that are categorized as Article 8 products under the EU Sustainable Finance Disclosures Regulation (“SFDR”) and one ETP that is categorized as an Article 9 product under the SFDR. Article 8 products promote, among other characteristics, environmental or social characteristics or a combination of those characteristics, provided that the companies in which the investments are made follow good governance practices. Article 9 products have sustainable investment as their objective.

Diversity, Equity and Inclusion

•  Our global DEI Council of senior leaders and employees represents our employee base and promotes a diverse and inclusive workplace culture.

•  Our Women’s Initiative Network, or WIN, is an employee-led network designed to provide opportunities and support from all genders for women at WisdomTree, career development and professional training opportunities, and female empowerment and leadership within the organization.

Enhancing Our Employee Experience

•  We offer our employees extensive health, wellness, career development and other benefits, including a monthly stipend to cover remote work-related business expenses, numerous wellness programs, an educational assistance program, and flexible paid time-off and sick leave policies.

•  Our annual “Team Alpha” Awards recognize employees who led significant successes while exhibiting extraordinary teamwork and demonstrating strong character.

•  In the U.S., we were named a 2022 Best Places to Work in Money Management by Pension & Investments for the third consecutive year and six years total, and were selected as the top firm within the category for managers with 100-499 employees. We were also named Best Workplace for medium-sized companies in the U.K. for a third consecutive year and a 2022 Best Workplace for Women for medium-sized companies by Great Place to Work.

Investing in Our Community

•  We encourage employees to be active members of the community and to give back through a variety of programs, including paid time-off to volunteer at a charitable organization of their choice.

•  We continue to support charitable causes through regular donations. In 2022, we contributed to the Equal Justice Initiative for Black History Month, Bigs & Littles NYC Mentoring for Women’s History Month, and the Trevor Project for Pride Month, among many others. Our U.S. WIN members also held an event in collaboration with Clean the World, an organization that collects and recycles discarded soap and plastic amenity bottles from participating hospitality partners, during which our employees packed 1,000 hygiene kits that were donated to Tillary Street Women’s Shelter.

•  In our London office, we support a program that matches our employees with local charities and social enterprises to provide business guidance and support to become more efficient, effective and sustainable organizations.

Caring for Our Environment

•  Our entire global workforce operates under our “Remote First” policy where employees can choose to work from home or from the office, based on their role. In keeping with “Remote First,” we maintain a smaller office footprint, which we believe has enhanced our efficiency and sustainability and will continue to do so over the long run.

•  Through carbon-offsetting, our European operations have been certified carbon neutral since 2019. Partnering with Carbon Footprint, we successfully calculated and offset our carbon emissions in Europe. We are engaging with a third-party consultant to expand this initiative on a global level.

Corporate Governance	• As described under “Board Governance Overview” below, our Board of Directors is committed to strong and effective governance and oversight through a number of policies, practices and procedures.

4    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

Proxy Summary

BOARD OF DIRECTORS HIGHLIGHTS

Name	Age	Gender	Demographic Background	Independent	Director Since	Other Public Company Boards	Board Committees
							Audit	Compen- sation	Nominating & Governance

Class II Nominees

Lynn S. Blake	58	Female	White	✓	2022			M

Daniela Mielke	57	Female	White	✓	2022	Nuvei Corporation; The Bancorp, Inc.; FTAC Athena Acquisition Corp.

Win Neuger	73	Male	White	✓	2013			M	C

Class III Nominees

Shamla Naidoo	58	Female	Asian; Black or African American	✓	N/A	StoneBridge Acquisition Corporation

Frank Salerno	63	Male	White	✓	2005			C

Jonathan Steinberg	58	Male	White		1988

Continuing Directors

Anthony Bossone	52	Male	White	✓	2009		C*	M*

Smita Conjeevaram	62	Female	Asian	✓	2021	McGrath RentCorp; SkyWest, Inc.; SS&C Technologies Holdings, Inc.	M*		M

Harold Singleton III	61	Male	Black	✓	2022		M*
*	Financial Expert M = Member C = Chair

Gender	Demographic Background	Tenure	Independence

WISDOMTREE, INC.  |  2023 PROXY STATEMENT    5

Proxy Summary

The following Board Diversity Matrix presents self-disclosed diversity statistics of our director nominees and continuing directors.

BOARD DIVERSITY MATRIX (As of April 19, 2023)

Total Number of Director Nominees and Continuing Directors	9

Part I: Gender Identity	Female	Male	Non-Binary	Declined to Disclose

Number of Director Nominees and Continuing Directors based on gender identity	4	5	—	—

Part II: Demographic Background

African American or Black	—	1	—	—

Alaskan Native or Native American	—	—	—	—

Asian	1	—	—	—

Hispanic or Latinx	—	—	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	2	4	—	—

Two or More Races or Ethnicities	1	—	—	—

LGBTQ+	—	—	—	—

Did Not Disclose Demographic Background	—	—	—	—

DIRECTOR QUALIFICATIONS AND EXPERIENCE

The following table provides an overview of the specific skills, experiences and areas of knowledge of our director nominees and continuing directors that allow the Board of Directors to effectively serve and represent the interests of our stockholders, customers and employees. In addition, directors gain substantial experience through serving on our Board of Directors, which involves significant exposure to the complex regulations and changing landscape of the financial services industry.

Skills and Experience	Blake	Bossone	Conjeevaram	Mielke	Naidoo	Neuger	Salerno	Singleton	Steinberg

Accounting/Financial Reporting		⚫	⚫	⚫		⚫	⚫	⚫

Corporate Governance	⚫	⚫	⚫			⚫	⚫	⚫	⚫

Global Business		⚫	⚫	⚫	⚫	⚫		⚫	⚫

Legal and Regulatory		⚫	⚫		⚫

Financial Services/Asset Management	⚫	⚫	⚫	⚫		⚫	⚫	⚫	⚫

Executive Leadership	⚫	⚫	⚫	⚫	⚫	⚫	⚫	⚫	⚫

Other Public Company Experience			⚫	⚫	⚫		⚫

Risk Management	⚫	⚫		⚫	⚫

ETF	⚫	⚫				⚫	⚫	⚫	⚫

Information Technology				⚫	⚫

6    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

Proxy Summary

BOARD GOVERNANCE OVERVIEW

Our Board of Directors is committed to strong and effective governance and oversight. Annually, the Board reviews and enhances, as necessary, its practices for Board independence, accountability and effectiveness. Below are some highlights of our Board governance program.

Board Independence

Separation of Roles	The roles of Chair of the Board and Chief Executive Officer are completely separate.

Substantial Majority of Independent Directors	All directors are considered independent under applicable standards except Jonathan Steinberg, our CEO.

Independent Director-Led Committees	All standing Board committees are comprised entirely of independent directors.

Executive Sessions	Independent directors regularly meet in executive session without management throughout the year.

Board Accountability

Attendance	The Board and its committees had a 99% aggregate attendance rate in 2022.

Majority Voting Standards	We utilize majority voting requirements for uncontested director elections.

Oversight of Strategy	The Board oversees the development of strategic objectives and receives updates on the implementation of strategic plans throughout the year at regularly scheduled Board meetings. The Board also reviews the risk assessment of the strategic plan.

Oversight of ESG Matters	The Nominating and Governance Committee reviews and provides oversight of our strategy, initiatives and policies concerning corporate social responsibility, including ESG matters, and makes recommendations to the Board regarding our ESG initiatives.

Stock Ownership Guidelines	Our non-employee directors and executive officers are subject to stock ownership guidelines.

Prohibition of Pledging, Hedging, Short Sales and Derivative Transactions	Our Insider Trading Policy prohibits pledging, hedging, short sales and derivative transactions in our securities by directors, officers and employees.

Oversight of Executive Management Succession Planning	The Board engages in regular executive management succession planning reviews, as well as succession planning discussions at the Compensation Committee level.

Proxy Access	Stockholders that meet certain requirements can have their director nominees included in our proxy statement.

Board Effectiveness

Robust Self-Assessments	The Board and each committee complete written self-assessments. Management implements action plans based on directors’ feedback and reports to the Board on the implementation of those plans to ensure continuous improvement.

Director Education Program	To enhance directors’ knowledge on topics relevant to oversight of the Company, Board members participate in educational programs, including through a membership we procure for each director with the National Association of Corporate Directors.

Broad Director Onboarding Program	Our comprehensive onboarding program seeks to quickly integrate new directors in our business and culture and features one-on-one sessions with senior executives and functional area representatives, and training on Company policies and industry trends.

Board Succession Planning	The Board, and its relevant committees, discuss director succession planning, focusing on business needs, industry trends, diverse perspectives and stockholder expectations.

Over-Boarding Restrictions	To maintain Board effectiveness, ensure that directors have sufficient time to devote to their duties, and align with stockholder expectations, directors may serve on up to five total public company boards and directors who serve as our CEO or an executive officer may serve on a total of two public company boards.

Strong Corporate Governance Guidelines	Our Corporate Governance Guidelines and Board Committee Charters are clear and robust, and are reviewed annually to maintain strong and sound governance practices.

WISDOMTREE, INC.  |  2023 PROXY STATEMENT    7

Proxy Summary

EXECUTIVE COMPENSATION

2022 Highlights

In 2022, we made the following enhancements to our executive compensation program:

•

greater weight was ascribed to quantitative performance metrics such that the achievement of quantitative metrics determined 75% of the executive incentive compensation pool and the remaining 25% was determined by the Compensation Committee based on qualitative results, representing a shift from the prior 50%-50% quantitative-qualitative mix applicable to 2021 compensation;

•

all Named Executive Officers, or NEOs, received a greater percentage of incentive compensation in the form of equity, including an equity payout of 60% for our CEO compared to 52% in 2021, of which 50% consisted of performance-based restricted stock units and 50% consisted of time-based restricted stock awards;

•

the Compensation Committee adopted a compensation clawback policy, pursuant to which we may recoup all or a portion of the value of any cash or equity incentive compensation provided to any current or former executive officers and certain other employees in the event that our financial statements are restated due to material noncompliance with any financial reporting requirement under U.S. federal securities laws; and

•

our Board of Directors and stockholders adopted a new 2022 Equity Plan, which provides, among other things, that dividends on unvested time-based equity awards granted under the 2022 Equity Plan will not be paid when declared as was the case under the 2016 Equity Plan, but instead will accrue and not be paid unless and until the award vests. As a result, no dividends will be paid with respect to unvested awards under the 2022 Equity Plan.

Impact of Total Shareholder Return on NEO Compensation

A significant portion of our executive compensation program is linked to shareholder return, as follows:

•

relative total shareholder return, or TSR, is a performance metric included in our performance-based incentive compensation program for our NEOs. As described in the Compensation Discussion and Analysis section of this proxy statement in the subsection titled “2022 Incentive Compensation Program and Results,” the 2022 funded payout percentage for this performance metric was 224.9% of target;

•

long-term incentive compensation is granted entirely in the form of equity, which value is explicitly linked to TSR, and is comprised of both restricted stock awards and relative TSR-based performance-based restricted stock units, or PRSUs;

•

PRSUs granted for 2022 performance in January 2023 to our CEO and Chief Operating (“COO”) represent 50% of each of their respective long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of each of their respective long-term equity awards granted; and

•	the payout on PRSUs that vested in January 2022 and January 2023 was 0% and 76.92%, respectively.

Changes to be effective in 2023

We made the following enhancements to our incentive compensation program that will take effect prospectively beginning in 2023:

•

New performance metric. We introduced an additional performance metric, “Annualized Run Rate Revenue (“RRR”) from Flows” which will be computed by multiplying net flows of each of our ETPs by its expense ratio. This metric will be weighted equally with our Net Inflows metric (9.375% in each case) and represents a financial measure (revenue associated with flows) derived from a non-financial measure (net flows). We believe this new metric is a meaningful enhancement to our incentive compensation program as the composition of our flows impacts the magnitude of the change to our operating revenues.

•

Adjustment to payout curve. We adjusted the payout curve for financial metrics (revenues, adjusted operating income and adjusted operating margin) to be computed using two to one leverage instead of one to one leverage. For example, if actual performance is 98% of target, the payout will be 96% (i.e., 100%, minus (2% x 2)), and if actual performance is 102% of target, the payout will be 104% (i.e., 100%, plus (2% x 2)). This enhancement was made to further align pay and performance by reducing the payout when below target and further increasing the payout when above target.

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Proxy Summary

•

Severance Plan and Amended Employment Agreements. See “Employment Agreements and Severance Plan” below for a description of our Severance Plan and Restrictive Covenant Agreement (each defined below) applicable to our Chief Financial Officer (“CFO”), and the amendment to employment agreements with each of our CEO, COO, Chief Administrative Officer (“CAO”) and Head of Europe (“HoE”) that we entered into in April 2023.

2022 Total Compensation Pay Mix

The following charts reflect the elements of 2022 total compensation for (i) our CEO and (ii) our other NEOs who were serving in their respective positions as of December 31, 2022 as a percentage of their total compensation. Incentive compensation paid to our CEO is most heavily weighted toward long-term equity incentives, followed by our COO, and then our other NEOs. Long-term equity awards consist of restricted stock awards and PRSUs. PRSUs granted to our CEO and COO represent 50% of the long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of the long-term equity awards granted.

Our compensation program incorporates best practices, including the following:

What We Do	What We Don’t Do

✓  Annual say-on-pay advisory vote

✓  Pay for performance compensation philosophy

✓  Robust stock ownership guidelines

✓  Clawback policy applicable to cash and equity incentive compensation

✓  Independent compensation consultant

✓  Entirely independent Compensation Committee

✓  Annual compensation risk assessment

×   No dividends will be paid with respect to unvested awards under the 2022 Equity Plan

×   No pledging, hedging, short sales or derivative transactions

×   No excessive perks

×   No excessive risk taking

×   No excise tax gross-ups

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General Information for Stockholders About the Annual Meeting

WHO IS SOLICITING MY VOTE?

The Board of Directors of WisdomTree, Inc. is soliciting your vote for the 2023 Annual Meeting of Stockholders (“Annual Meeting”).

HOW DO I ATTEND THE ANNUAL MEETING, AND MAY I ASK QUESTIONS?

The Annual Meeting will be held on [●], 2023, at [●] a.m. Eastern Time at 250 West 34th Street, 2nd Floor, New York, NY 10119. Any stockholder may attend the Annual Meeting. If you choose to do so, please bring your proxy card and valid picture identification.

If your shares of common stock are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement is being forwarded to you by your broker or nominee. As a result, your name does not appear on our list of stockholders. If your stock is held in street name, in addition to a voting instruction form and picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the Company stock on the record date, in order to be admitted to the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

[●] shares of our common stock were outstanding and entitled to be voted on [●], 2023, the record date for determining stockholders eligible to vote. Each share of common stock is entitled to one vote on each matter.

WHAT AM I VOTING ON?

There are four matters scheduled for a vote:

•	Proposal 1: Election of three Class II members and three Class III members of our Board of Directors (the “Director Election Proposal”);

•

Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

•	Proposal 3: Vote on an advisory resolution to approve the compensation of our named executive officers (the “Executive Compensation Proposal”); and

•

Proposal 4: Ratification of the adoption by the Board of the Stockholder Rights Agreement, dated March 17, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Rights Agreement Proposal”).

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

Director Election Proposal. Under our by-laws, in a contested election, such as this year’s election, the directors must be elected by a plurality of the votes cast. This means that the six director nominees receiving the most “for” votes from the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors will be elected. Votes “withheld” will have no effect on the Director Election Proposal. Broker non-votes, if any, will also have no effect.

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General Information for Stockholders About the Annual Meeting

Auditor Ratification Proposal. The affirmative vote of a majority of votes cast is necessary for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Executive Compensation Proposal. The affirmative vote of a majority of votes cast is necessary for the approval of the advisory resolution to approve the compensation of our named executive officers. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Rights Agreement Proposal. The affirmative vote of a majority of votes cast is necessary for the approval of the Stockholder Rights Agreement. Abstentions and broker non-votes, if any, will have no effect on this proposal.

WHAT ARE “BROKER NON-VOTES”?

If you are a beneficial owner whose shares of record are held by a bank, broker or other nominee (sometimes called “street name” or “nominee name”), you may instruct your bank, broker or other nominee how to vote your shares. If you do not give instructions to your bank, broker or other nominee, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the New York Stock Exchange (“NYSE”), banks, brokers or other nominees have the discretion to vote on routine matters, but do not have discretion to vote on non-routine matters.

Because the Annual Meeting is the subject of a contested solicitation, to the extent ETFS Capital delivers its proxy materials to a given stockholder, all proposals at the Annual Meeting are considered “non-routine”. Moreover, because all the proposals being voted on at the Annual Meeting are non-routine, if you hold your shares in the name of your bank, broker or other nominee and you do not provide your bank, broker or other nominee with specific instructions regarding how to vote on a proposal to be voted on at the Annual Meeting, your bank, broker or other nominee will not be permitted to vote your shares on that proposal.

HOW IS A QUORUM REACHED?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present for quorum purposes.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME?

Stockholder of record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “stockholder of record,” or record holder, with respect to those shares, and we sent the proxy materials directly to you.

Beneficial owner of shares held in street name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the proxy materials were forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, or nominee how to vote your shares.

WILL THERE BE A PROXY CONTEST AT THE ANNUAL MEETING?

We have received notice from ETFS Capital, which owns approximately 10.2% of our common stock, expressing the intention of ETFS Capital to nominate three director candidates for election to our Board of Directors at the Annual Meeting at which three Class II and three Class III directors are to be elected (the “ETFS Capital Nominees”). We do not

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General Information for Stockholders About the Annual Meeting

endorse the election of any of the ETFS Capital Nominees as directors. You may receive proxy solicitation materials from ETFS Capital or other persons or entities affiliated with ETFS Capital, including an opposition proxy statement and proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to ETFS Capital contained in any proxy solicitation materials filed or disseminated by ETFS Capital or any other statements that they may otherwise make.

You may receive multiple mailings from ETFS Capital. You will also likely receive multiple mailings from the Company prior to the date of the Annual Meeting, so that our stockholders have our latest proxy information and materials to vote. Proxy cards provided by the Company will be WHITE. Please see “What should I do if I receive a proxy card from ETFS Capital?” and “What does it mean if I receive more than one WHITE proxy card or voting instruction form?” below for more information.

WHAT SHOULD I DO IF I RECEIVE A PROXY CARD FROM ETFS CAPITAL?

Our Board does not endorse any of the ETFS Capital Nominees and strongly urges you NOT to sign or return any proxy card or voting instruction form that you may receive from ETFS Capital or any person other than the Company.

HOW DO I VOTE?

For the Director Election Proposal you may either vote “For” or “Withhold”. For each of the other proposals, you may either vote “For” or “Against” or abstain from voting.

The Board of Directors recommends that you vote:

•	“FOR” each of the Company’s director nominees to be elected to the Board named in the Director Election Proposal;

•	“FOR” the Auditor Ratification Proposal;

•	“FOR” the Executive Compensation Proposal; and

•	“FOR” the Rights Agreement Proposal.

Votes cast by proxy or during the Annual Meeting will be counted by the person(s) we appoint to act as inspector of election for the meeting. The inspector of election will count all votes “for”, “withheld”, and “against,” as well as abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by attending the Annual Meeting or vote by proxy over the Internet or by returning an executed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You still may attend the Annual Meeting and vote during the Annual Meeting even if you have already voted by proxy.

•

To vote using a traditional proxy card, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the Internet, simply follow the instructions and use the control number included on your proxy card.

•	If you attend the Annual Meeting, you can also vote during the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, these proxy materials along with a voting instruction form are being provided by that organization rather than the Company. Simply

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General Information for Stockholders About the Annual Meeting

follow the instructions and mail the voting instruction form or vote over the Internet to ensure that your vote is counted. To vote by attending the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy.

WHAT HAPPENS IF I DO NOT VOTE?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing and mailing your proxy card, over the Internet, or by attending the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares by completing and mailing the voting instruction form or voting over the Internet, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Because the Annual Meeting is the subject of a contested solicitation, to the extent ETFS Capital delivers its proxy materials to a given stockholder, all proposals at the Annual Meeting are considered “non-routine” and therefore your bank, broker or other nominee does not have the authority to vote on a proposal at the Annual Meeting if you do not provide voting instructions with respect to such proposal.

WHAT IF I RETURN A PROXY CARD OR VOTING INSTRUCTION FORM OR OTHERWISE VOTE BUT DO NOT MAKE SPECIFIC CHOICES?

If you return a signed and dated proxy card or voting instruction form without marking voting selections, your shares will be voted, as applicable:

•	“FOR” each of the Company’s director nominees to be elected to the Board named in the Director Election Proposal;

•	“FOR” the Auditor Ratification Proposal;

•	“FOR” the Executive Compensation Proposal; and

•	“FOR” the Rights Agreement Proposal.

WHAT HAPPENS IF I RETURN A UNIVERSAL PROXY CARD BUT GIVE VOTING INSTRUCTIONS FOR MORE THAN SIX NOMINEES?

If you are a stockholder of record and you vote “FOR” more than six nominees on your WHITE proxy card, your votes on the Director Election Proposal will be invalid and will not be counted. If you are a beneficial holder and you vote “FOR” more than six nominees on your WHITE voting instruction form, your votes on the Director Election Proposal will be invalid and will not be counted.

WHAT HAPPENS IF I RETURN A UNIVERSAL PROXY CARD BUT GIVE VOTING INSTRUCTIONS FOR FEWER THAN SIX NOMINEES?

If you are a stockholder of record and you vote “FOR” with respect to fewer than six nominees on your WHITE proxy card, your shares will only be voted “FOR” those nominees you have so marked. If you are a beneficial holder and you vote “FOR” with respect to fewer than six nominees on your WHITE voting instruction form, your shares will only be voted “FOR” those nominees you have so marked.

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General Information for Stockholders About the Annual Meeting

WHO PAYS FOR THE COST OF SOLICITING PROXIES?

The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this proxy statement, the WHITE proxy card and any additional soliciting materials furnished to stockholders by or on behalf of the Company, will be borne by the Company. Copies of solicitation material will be furnished to banks, brokerage firms, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2022 Annual Report, which includes our Form 10-K for the year ended December 31, 2022, to beneficial owners. In addition, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

We have engaged the proxy solicitation firm of Innisfree M&A Incorporated (“Innisfree”) to solicit proxies from stockholders in connection with the Annual Meeting. Innisfree expects that approximately [●] of its employees will assist in the solicitation of proxies. We will pay Innisfree a fee not to exceed $[●] plus costs and expenses. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

We estimate that our additional out-of-pocket expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest will be $[●] in the aggregate, of which approximately $[●] has been incurred to date. Such additional solicitation costs are expected to include the fees incurred to retain Innisfree as our proxy solicitor, as discussed above, fees of outside legal, financial and public relations advisors to advise the Company in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage firms and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE WHITE PROXY CARD OR VOTING INSTRUCTION FORM?

You may receive more than one set of these proxy materials, including multiple copies of this proxy statement and multiple WHITE proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one WHITE proxy card. To ensure that all of your shares are voted, please vote using each WHITE proxy card or voting instruction form you receive or, if you vote over the Internet, you will need to enter each of your control numbers. Remember, you may vote over the Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided, or by voting at the Annual Meeting.

As previously noted, ETFS Capital has provided us with a notice indicating that it intends to nominate three director candidates for election as directors at the Annual Meeting at which three Class II and three Class III directors are to be elected. As a result, you may receive proxy cards from both the Company and ETFS Capital. To ensure that stockholders have our latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.

THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD OR VOTING INSTRUCTION FORM YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM ETFS CAPITAL.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM ETFS CAPITAL, EVEN AS A PROTEST VOTE AGAINST ETFS CAPITAL OR ETFS CAPITAL’S NOMINEES.

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General Information for Stockholders About the Annual Meeting

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy over the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Secretary, Marci Frankenthaler, at WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119.

•	You may attend the Annual Meeting and vote. Attendance at the Annual Meeting will not, by itself, revoke your proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the proxies will have discretionary authority to vote the shares represented by such proxies in their best judgment, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

WHAT HAPPENS IF THE ANNUAL MEETING IS POSTPONED OR ADJOURNED?

Your proxy may be voted at the postponed or adjourned meeting. You will be able to change your proxy until it is voted.

WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS?

Requirements for stockholder proposals to be considered for inclusion in our proxy materials

Stockholders who wish to present proposals for inclusion in our proxy materials for our 2024 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. Our Secretary must receive stockholder proposals intended to be included in our proxy statement and form of proxy relating to our 2024 annual meeting of stockholders made under Rule 14a-8 by [●], 2024. Any proposal of business must be mailed to Marci Frankenthaler, Secretary, WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119. We also encourage you to submit any such proposals by email to mfrankenthaler@wisdomtree.com.

Requirements for director nominations to be considered for inclusion in our proxy materials

Our by-laws permit a stockholder, or a group of up to 20 stockholders, who meet the eligibility requirements of our by-laws to utilize our “proxy access” by-law provision. “Proxy access” can be used to nominate up to the greater of two nominees or 25% of the total number of directors who are members of the Board as of the date that the stockholder(s) notifies us of the intent to utilize proxy access (the “proxy access notice”). Director nominations submitted under this by-law provision must be delivered to us no earlier than [●], 2024, and no later than [●], 2024. The proxy access notice must

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General Information for Stockholders About the Annual Meeting

comply with the requirements in our by-laws. To be eligible to utilize our proxy access by-law provision, the stockholder(s) must have continuously owned at least 3% of our outstanding common stock for at least three years as of the date of the proxy access notice. Consistent with standard market practice, proxy access is only available to eligible stockholders who acquired our common stock in the ordinary course of business and not with the intent to change or influence control at WisdomTree and who do not presently have such intent.

Requirements for stockholder proposals and director nominations to be brought before an annual meeting

It is the policy of our Nominating and Governance Committee to consider nominations for candidates to our Board of Directors that are properly submitted by our stockholders in accordance with our by-laws. Under our current by-laws, proposals of business other than those to be included in our proxy materials following the procedures described in Rule 14a-8 and nominations for directors may be made by any stockholder who was a stockholder of record at the time of the giving of notice provided for in our by-laws, who is entitled to vote at the meeting, who is present in person or by proxy at the meeting and who complies with the notice procedures set forth in our by-laws (i.e., notice must be timely given and contain the information required by the by-laws). To be timely, a notice with respect to the 2024 annual meeting of stockholders must be delivered to our Secretary no earlier than [●], 2024 and no later than [●], 2024, unless the date of the 2024 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Annual Meeting, in which event the by-laws provide different notice requirements. Any proposal of business or nomination must be mailed to Marci Frankenthaler, Secretary, WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119. We also encourage you to submit any such proposal of business or nomination by email to mfrankenthaler@wisdomtree.com.

In addition to the requirements set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted above to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

Recommendation of Director Candidates by Stockholders

The Nominating and Governance Committee will evaluate candidates for the position of director recommended by stockholders in the same manner as candidates from other sources and will determine whether to interview any candidates or seek any additional information.

WHO SHOULD I CALL IF I HAVE ANY ADDITIONAL QUESTIONS?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll free at (877) 750-5836.

POLICIES ON REPORTING CONCERNS ABOUT ACCOUNTING AND OTHER MATTERS AND COMMUNICATING WITH NON-EMPLOYEE DIRECTORS

Our Board of Directors and Audit Committee have adopted policies on reporting concerns regarding accounting and other matters and on communicating with the non-employee directors. Any person, including any employee, who has a concern about the conduct of WisdomTree or any of its people, including with respect to accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern to Anthony Bossone, the Audit Committee chair, who is the designated contact for these purposes. Contact may be made by writing to him, care of the Audit Committee, at our offices at 250 West 34th Street, 3rd Floor, New York, NY 10119, or by email at auditcommittee@wisdomtree.com. Any interested party, including any employee, who wishes to communicate directly with the presiding director of the executive sessions of our non-employee directors, or with our non-employee directors as a group, may contact Frank Salerno, Chair of the Board of Directors, by writing to him, care of the Chair of the Board, at our offices using the above address, or by email at WTIchairman@wisdomtree.com.

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General Information for Stockholders About the Annual Meeting

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available on the SEC’s website at https://www.sec.gov. You may also read and find a copy of any document we file with the SEC on our investor relations website at https://ir.wisdomtree.com/sec-filings.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of ours under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report,” to the extent permitted by the rules of the SEC, and “Compensation Committee Report” will not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

In accordance with a notice sent to certain of our stockholders who share a single address, only one copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022, is being sent to that address unless we have received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs and help conserve our natural resources. However, any stockholder residing at such an address who wishes to receive a separate copy of this proxy statement or our Annual Report may send a request in writing to WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119, Attention: Marci Frankenthaler, Secretary, or by email to mfrankenthaler@wisdomtree.com, and we will deliver those documents promptly upon receiving the request. Any such stockholder also may contact our Secretary to receive separate proxy statements, annual reports or Notices of Internet Availability of Proxy Materials, as applicable, in the future. If you are receiving multiple copies of our annual reports and proxy statements, you may request householding in the future by contacting our Secretary.

HOW CAN I OBTAIN ELECTRONIC ACCESS TO THE PROXY MATERIALS?

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available on our investor relations website at https://ir.wisdomtree.com/company-information/annual-reports-proxy.

IMPORTANT

ETFS Capital may send you solicitation materials in an effort to solicit your vote to elect up to three of the ETFS Capital Nominees to the Board at the Annual Meeting at which three Class II and three Class III directors are to be elected. THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM ETFS CAPITAL OR ANY PERSON OTHER THAN THE COMPANY.

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please vote using the enclosed WHITE proxy card and vote “FOR” the six WisdomTree nominees.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.

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Background of the Solicitation

The following chronology summarizes the key contacts between the Company and ETFS Capital. This summary does not purport to catalogue every conversation of or among members of the Board, the Company’s management, the Company’s advisors, or representatives of ETFS Capital and their advisors relating to the solicitation.

Board Composition and Refreshment

The Board and the Company’s Nominating and Governance Committee (for purposes of this section, the “Nominating Committee”) continually seek to identify, evaluate and recommend candidates to become members of the Board with the goal of creating a balance of knowledge, experience and diversity. Candidates are selected for, among other things, their knowledge, skills, abilities, independence, character, diversity (inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation), demonstrated leadership and experience useful to the oversight of the Company’s business in the context of the needs of the Board, as further discussed in “Director Criteria, Qualifications and Experience.” In addition, director nominees are selected to have complementary, rather than overlapping, skill sets. Through this skills-based approach, the Nominating Committee focuses on reviewing the skill set of our then-existing directors and adding directors to our Board who would bring new perspectives and broaden the experience of the Board. The Nominating Committee actively seeks to identify candidates who would strengthen the ability of our Board to offer practical business advice and strategic guidance to management and fulfill its fiduciary duties to stockholders. The Nominating Committee believes having personal knowledge of or exposure to a potential candidate is important in understanding the potential candidate’s skill set and qualifications and how the potential candidate would interact with others on the Board.

Accordingly, the Board proactively added five new independent and diverse directors to the Board since January 2021. Smita Conjeevaram, an experienced financial services executive with a background in fintech, disruptive technologies and financial innovation and a track record of success in guiding companies through significant growth, was added in January 2021. Harold Singleton III, an executive with more than 30 years of experience in the investment and portfolio management industries and expertise spanning global markets and environmental, social and governance (“ESG”) strategies, was added in January 2022. Daniela Mielke, a seasoned executive with decades of experience as an executive, founder, board member and advisor to fintech, commerce, payment processing and finance companies, was added to the Board in September 2022. As discussed below, pursuant to the Cooperation Agreement with ETFS Capital, the Board agreed to increase its size by two directors to a total of nine directors and appoint Lynn S. Blake and Deborah A. Fuhr as independent members of the Board (the “2022 Group Designees”), effective on May 25, 2022. Ms. Blake’s qualifications to serve on the Board include her expertise in investment management, including her experience with ESG investment strategies, and her many years of experience in leadership positions in the asset management industry.

The ETFS Acquisition and Standstill Period

In April 2018, Graham Tuckwell and his affiliate, ETFS Capital, became stockholders of the Company as a result of the Company’s acquisition of ETFS Capital’s European ETC Business in exchange for cash and shares of the Company’s common stock and Series A non-voting convertible preferred stock (the “ETFS Acquisition”). In connection with the ETFS Acquisition, the Company assumed an obligation for fixed payments to ETFS Capital of physical gold bullion equating to 9,500 ounces of gold per year through March 31, 2058, and thereafter reduced to 6,333 ounces of gold per year continuing into perpetuity (the “Contractual Gold Payments”). Also in connection with the ETFS Acquisition, the Company and ETFS Capital entered into an Investor Rights Agreement, pursuant to which, among other things, Mr. Tuckwell and ETFS Capital agreed to be subject to lock-up, standstill and voting restrictions. In addition, the Company and Mr. Tuckwell entered into a noncompete agreement that prohibited Mr. Tuckwell from directly or indirectly engaging in any business competitive with the Company or soliciting or hiring employees of the Company for a period of two years.

On April 11, 2018, Mr. Tuckwell and ETFS Capital filed a Schedule 13G with the SEC reporting passive beneficial ownership of 9.9% of the Company’s outstanding common stock.

From April 2018 through January 2022, the Company held at least 30 meetings and calls with Mr. Tuckwell, covering a broad range of topics, including the Company’s business, financial performance and strategy for the future.

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Background of the Solicitation

In June 2020, Mr. Tuckwell informed the Company that he was disappointed in the Company’s operating results and suggested that the Board consider removing Jonathan Steinberg as Chief Executive Officer and appointing Mr. Tuckwell as a director. The Board rejected Mr. Tuckwell’s suggestions to remove Mr. Steinberg and appoint Mr. Tuckwell.

On April 11, 2021, the standstill provisions under the Investor Rights Agreement expired.

The 2022 Group Campaign and Nominations

On January 18, 2022, at Mr. Tuckwell’s request, Frank Salerno, the non-executive Chair of the Board, and Win Neuger, an independent director of the Board, spoke with Mr. Tuckwell. Mr. Tuckwell requested that the Company make certain Board and management changes, including, among others, to appoint Mr. Tuckwell to the Board. Mr. Tuckwell also requested that Mr. Steinberg be replaced as the Company’s Chief Executive Officer. Mr. Tuckwell indicated that if such changes were not made, he intended to nominate candidates for election as directors at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and wage a proxy contest.

On January 24, 2022, Mr. Tuckwell and ETFS Capital filed a Schedule 13D with the SEC, converting their previously filed Schedule 13G to a Schedule 13D and disclosing beneficial ownership of 10.5% of the Company’s outstanding common stock (the “Schedule 13D”).

On March 10, 2022, Mr. Tuckwell, ETFS Capital and Lion Point Capital, LP (“Lion Point,” together with ETFS Capital and the other participants in ETFS Capital’s 2022 proxy solicitation, the “2022 Group”) filed with the SEC an amended Schedule 13D to disclose that they entered into a group agreement in connection with their collective efforts to seek changes to the composition of the Board and management of the Company. The amended Schedule 13D disclosed that the 2022 Group beneficially owned in the aggregate 13.6% of the Company’s outstanding common stock. Mr. Tuckwell and ETFS Capital reported combined beneficial ownership of 10.5% of the Company’s outstanding common stock.

On March 13, 2022, the Board unanimously adopted a narrowly tailored, limited duration stockholder rights plan (the “2022 Stockholder Rights Plan”).

On March 22, 2022, the 2022 Group filed an amended Schedule 13D with the SEC disclosing its intent to nominate three candidates to stand for election to the Board at the 2022 Annual Meeting: Mr. Tuckwell, Lynn S. Blake and Deborah A. Fuhr.

From March 29 through May 4, 2022, two members of the Board, Mr. Salerno and Ms. Conjeevaram, with input and authorization from the Board, had 13 meetings with the 2022 Group regarding potential settlement of the proxy contest. As a result of their discussions, the parties reached a final definitive cooperation agreement, exchanged signature pages and had planned to announce publicly the cooperation agreement on May 4, 2022.

On May 4, 2022, a representative of the 2022 Group sent an email to Mr. Salerno and Ms. Conjeevaram stating that the 2022 Group would not sign the cooperation agreement and that the 2022 Group instead would be issuing a press release announcing its intention to file proxy materials for a contested 2022 Annual Meeting. Moments later, the 2022 Group issued a press release and open letter to the Board, which discussed the 2022 Group’s views regarding the nature of the cooperation agreement and the discussions with the Company.

On May 5, 2022, the Company issued a press release responding to the 2022 Group’s May 4, 2022 press release and providing its views regarding the discussions that had taken place between representatives of the Company and the 2022 Group regarding the cooperation agreement.

On May 25, 2022, following further discussions between the Company and the 2022 Group, the Company entered into a Cooperation Agreement with the 2022 Group (the “Cooperation Agreement”). Pursuant to the Cooperation Agreement, the Company agreed to increase the size of the Board by two directors to a total of nine directors and appoint Mses. Blake and Fuhr as independent members of the Board, with Ms. Blake to be appointed to the Compensation Committee and Ms. Fuhr to be appointed to the Nominating Committee of the Board. Additionally, the Board formed a four-member Operations and Strategy Committee of the Board (for purposes of this section, the “Operations Committee”) to make

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Background of the Solicitation

formal recommendations to the Board on matters including (i) operational improvement opportunities, (ii) Company strategy and (iii) if the Operations Committee so determined, management changes. The members of the Operations Committee were the 2022 Group Designees along with two other independent directors of the Board.

Under the Cooperation Agreement, the Company also agreed to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation at the 2022 Annual Meeting to declassify the Board and provide for the annual election of directors over a two-year period starting at the 2022 Annual Meeting, which was approved by our stockholders at the 2022 Annual Meeting held on July 15, 2022. Pursuant to the Cooperation Agreement, the Company also agreed to terminate the 2022 Stockholder Rights Plan, which was terminated on June 2, 2022. The 2022 Group also agreed to abide by customary standstill provisions and voting commitments.

The 2022 Group Cooperation Period

Between August 10, 2022 and December 13, 2022, the Operations Committee met numerous times as a group, with management and with the Board, including 15 management presentations, and in doing so conducted a thorough, independent review of the Company’s efficiency and operations, M&A and digital assets strategies, capital deployment, budget process, global sales, models, product development and compensation and culture.

On August 16, 2022, the 2022 Group made a presentation to the non-management members of the Board, which included the 2022 Group’s recommendations for operational improvements.

On November 1, 2022, the 2022 Group made a second presentation to the non-management members of the Board regarding the 2022 Group’s views on the Company’s digital assets strategy.

On November 22, 2022, the Board held a meeting in which the Operations Committee presented its recommendations to the Board.

On December 15, 2022, the Board held a meeting in which it discussed and commenced voting on the recommendations of the Operations Committee.

On December 16, 2022, ETFS Capital and Mr. Tuckwell filed an amendment to their Schedule 13D disclosing that they were no longer members of a group with Lion Point.

On December 18, 2022, the Board continued its prior meeting to discuss the recommendations of the Operations Committee and concluded voting on such recommendations.

On December 21, 2022, the Board issued a letter to stockholders, which described the Company’s 2022 accomplishments and the work of the Operations Committee. The Board announced that it unanimously supported the Company’s management team and the current strategy and plan for stockholder value creation. The letter also announced that, as recommended by the Operations Committee, the Operations Committee would be dissolved by December 31, 2022.

On February 3, 2023, the Company announced it was in negotiations with the World Gold Council (the “WGC”) to settle its obligation to pay the portion of the Contractual Gold Payments that is ultimately received by the WGC.

The 2023 ETFS Capital Campaign and Nominations

On March 9, 2023, ETFS Capital requested from the Company the Company’s form of director and officer questionnaire and form of stockholder nominee representation and agreement, which are required for stockholders to submit director nominations as referenced in the Company’s by-laws, and which were subsequently provided by the Company.

Also on March 9, 2023, Martyn James, a managing director of ETFS Capital, contacted Mr. Singleton and requested a one-on-one conversation with Mr. Singleton.

On March 10, 2023, Messrs. Singleton and James had a discussion in which Mr. James informed Mr. Singleton that ETFS Capital intended to nominate candidates for election as directors to the Board at the upcoming Annual Meeting in opposition to the nominees recommended by the Board. Mr. James noted that ETFS Capital intended to make these nominations despite ETFS Capital’s interest in reaching a settlement with the Company to avoid a proxy contest. Mr. Singleton responded that he would inform the Board of their conversation.

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Background of the Solicitation

On March 13, 2023, the Board met together with members of Company management and the Company’s advisors to discuss the recent interactions with ETFS Capital. The Board discussed the recent discussion with ETFS Capital, the history of the interactions between the Company and ETFS Capital, the fact that the standstill period under the Cooperation Agreement would expire on March 17, 2023 and that ETFS Capital intended to nominate a competing slate of directors for election at the Annual Meeting. In light of these factors, among others, the Board also discussed the possibility of approving, following the expiration of the standstill period, a limited duration, narrowly tailored stockholders rights plan substantially similar to the rights plan adopted by the Board the previous year. The Board also authorized Mr. Singleton to inform ETFS Capital that the Board was updated on the discussion between ETFS Capital and Mr. Singleton and that the Board welcomed engagement with stockholders.

Later on March 13, 2023, Mr. Singleton informed Mr. James that he had updated the Board about their discussion and that the Board welcomed stockholder engagement.

On March 15, 2023, Mr. James contacted Mr. Singleton requesting to speak again in the next few days, either with only Mr. Singleton or along with other Board members.

Between March 15, 2023 and April 12, 2023, members of the Nominating Committee, as well as other members of the Board and members of Company management, interviewed Shamla Naidoo, among other potential director candidates sourced in consultation with a corporate director search firm.

On March 17, 2023, the standstill provisions under the Cooperation Agreement expired.

Later on March 17, 2023, the Board met together with members of Company management and the Company’s advisors to further discuss and consider the situation with ETFS Capital. The Board received an update on ETFS Capital’s request for a follow-up discussion with the Company. The Board also discussed steps that could be taken to avoid a proxy contest with ETFS Capital. Following discussion, the Board authorized Mr. Singleton, Mr. Salerno and Ms. Conjeevaram to have discussions with ETFS Capital. Following further discussion, and in consideration of the matters discussed at this meeting and the prior March 13, 2023 Board meeting, the Board unanimously approved the Company’s entry into a limited duration, narrowly tailored stockholders rights agreement substantially similar to the rights plan adopted by the Board the previous year. The Company then announced the adoption of the limited duration stockholder rights plan.

On March 17, 2023, Mr. Singleton contacted Mr. James and informed him that he along with Mr. Salerno and Ms. Conjeevaram would be open to meeting with ETFS Capital and that although the Board had adopted a stockholder rights plan, the Board was open to settlement discussions with ETFS Capital to avoid a proxy contest.

On March 24, 2023, Ms. Conjeevaram, Mr. Salerno and Mr. Singleton had a discussion with Messrs. James and Tuckwell. Messrs. James and Tuckwell reiterated that ETFS Capital intended to nominate director candidates and was prepared for a proxy contest. Messrs. James and Tuckwell also demanded that the Company make a settlement proposal that included the resignation of three incumbent directors and the addition of three unidentified ETFS Capital director candidates to the Board. The Company directors requested that ETFS Capital disclose the identities of the candidates so that the Board could properly evaluate their respective experience, qualifications and skill sets consistent with the Board’s customary approach to evaluating potential Board members. Messrs. James and Tuckwell responded that ETFS Capital would not reveal the identities of its director candidates until a settlement framework with the Company was in place. Mr. Tuckwell also demanded that the Company and ETFS Capital work to resolve the matter of the Contractual Gold Payments simultaneously with proxy contest settlement discussions.

On March 29, 2023, the Board met together with members of Company management and the Company’s advisors to receive an update on the discussion with ETFS Capital and to further review and consider ETFS Capital’s demands. Following discussion, the Board formulated a response to ETFS Capital and authorized Mr. Singleton, Mr. Salerno and Ms. Conjeevaram to continue discussions with, and convey the Board’s views to, ETFS Capital. Also at this meeting, the Board unanimously approved the formation of a committee of the Board to manage and oversee matters related to the Annual Meeting, including a potential proxy contest with ETFS Capital (the “Committee”). The Board appointed Ms. Conjeevaram, Mr. Salerno, Mr. Singleton, Mr. Steinberg and Mr. Neuger as members of the Committee.

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Background of the Solicitation

On March 31, 2023, Ms. Conjeevaram, Mr. Salerno and Mr. Singleton had a discussion with Messrs. James and Tuckwell, in which they informed Messrs. James and Tuckwell that while the Board was open to discussion of a potential settlement and would consider any director candidates that ETFS Capital proposed in a timely manner, the Board did not believe it was in the best interest of all of the Company’s stockholders for the Company to present an initial settlement proposal without a better understanding of what ETFS Capital sought to achieve and the identities of ETFS Capital’s proposed director candidates. The Company directors asked ETFS Capital to make an initial proposal for the Board to consider. Messrs. James and Tuckwell responded that their new proposed settlement framework consisted of the resignation of four incumbent directors to be replaced by three directors selected by ETFS Capital and one director mutually agreeable to ETFS Capital and the Company. Messrs. James and Tuckwell also questioned why the Company engaged with the WGC on the Contractual Gold Payments matter, but not with ETFS Capital. The Company directors explained that the Contractual Gold Payments were not germane to a potential proxy contest, or to any settlement discussion, and that the other stockholders of the Company did not share ETFS Capital’s financial interest in the Contractual Gold Payments. Mr. Salerno reminded Mr. Tuckwell that the Company’s management had engaged in discussions with him regarding the Contractual Gold Payments in the past and Mr. Tuckwell had rebuffed the Company’s offer. The Company directors then added that Mr. Tuckwell should discuss the Contractual Gold Payments with Company management.

On April 4, 2023, Bryan Edmiston, the Company’s Chief Financial Officer, and R. Jarrett Lilien, the Company’s President and Chief Operating Officer, had a meeting with Mr. Tuckwell and James Hyett, Chief Financial Officer of ETFS Capital, to discuss the Contractual Gold Payments.

On April 5, 2023, Mr. James contacted Mr. Singleton to inquire about the Board’s response to ETFS Capital’s latest proposed settlement framework, to reiterate that ETFS Capital would consider the Company’s request to share the identities of ETFS Capital’s nominees subject to making progress on a settlement framework, and requested confirmation on whether the Company would extend its advance notice deadline for nomination of directors.

On April 6, 2023, as authorized by the Committee, Mr. Singleton responded to Mr. James that the Board remained open to engaging in additional discussions and continued to be willing to consider ETFS Capital’s director candidates if ETFS Capital chose to share their names with the Board. Mr. Singleton informed Mr. James that ETFS Capital’s latest proposed framework represented unnecessary and excessive change that would introduce excessive risk to stockholders given the significant level of Board refreshment already completed over the last few years. Mr. Singleton also informed Mr. James that the Board did not see a reason to extend the advance notice deadline for nominating directors.

On April 7, 2023, Mr. James contacted Mr. Singleton and inquired how many of the Company’s four incumbent directors up for election at the Annual Meeting would the Board agree not to re-nominate as part of a potential settlement agreement, the names of such incumbent directors, and at a minimum whether one of those directors would be Mr. Salerno. In addition, Mr. James stated his belief that ETFS Capital had sufficient votes to remove all four incumbent directors up for election.

Later on April 7, 2023, as authorized by the Committee, Mr. Singleton responded to Mr. James that the Board remained open to engaging in additional settlement discussions with ETFS Capital, and as the Board previously indicated, continued to be willing to consider ETFS Capital’s director nominees if ETFS Capital chose to share their names with the Board.

On April 12, 2023, ETFS Capital delivered to the Company a notice (the “Nomination Notice”) of ETFS Capital’s intention to nominate three candidates to stand for election to the Board at the Annual Meeting: Bruce E. Aust, Tonia Pankopf and Graham Tuckwell AO (the “ETFS Capital Nominees”). Until that date, ETFS Capital had not previously disclosed the names of Mr. Aust and Ms. Pankopf to the Company. Also on April 12, 2023, ETFS Capital issued an open letter to the Board and a press release announcing its nomination of the ETFS Capital Nominees and disclosing its letter to the Board.

Later on April 12, 2023, the Company issued a press release confirming its receipt of the Nomination Notice.

On April 14, 2023, ETFS Capital filed an amendment to its Schedule 13D disclosing the Nomination Notice and its recent letter to the Board.

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Background of the Solicitation

Also on April 14, 2023, ETFS Capital’s counsel delivered to the Company a purported demand letter to inspect a list of the Company’s stockholders and related documents, pursuant to Section 220 of the Delaware General Corporation Law.

Also on April 14 and 16, 2023, Messrs. Edmiston and Lilien had a meeting with Messrs. Tuckwell and Hyett to discuss further the Contractual Gold Payments.

On April 17, 2023, Messrs. Edmiston and Lilien had interactions with both Mr. Tuckwell and the WGC regarding the Contractual Gold Payments.

Later on April 17, 2023, the Nominating Committee met to consider potential new director candidates and the nomination of candidates for election at the Annual Meeting. The Nominating Committee discussed its evaluation of the ETFS Capital Nominees. Following its review and evaluation of the ETFS Capital Nominees, the Nominating Committee unanimously determined not to recommend that the ETFS Capital Nominees be included in the Board’s slate of director nominees for the Annual Meeting. The Nominating Committee also discussed the feedback and interviews regarding potential new director candidates interviewed by the Nominating Committee and other members of the Board. Following discussion, the Nominating Committee determined to recommend that the following nominees be included in the Board’s slate of director nominees for the Annual Meeting: Lynn S. Blake, Daniela Mielke and Win Neuger as Class II directors, and Shamla Naidoo, Frank Salerno and Jonathan Steinberg as Class III directors.

Later on April 17, 2023, the Board met, together with members of management and advisors, to discuss the nomination of directors at the Annual Meeting, among other matters. The Nominating Committee discussed its review and evaluation of the ETFS Capital Nominees and other potential new director candidates. Following discussion, the Nominating Committee made its recommendation of nominees to be included in the Board’s slate of director nominees for the Annual Meeting. Following discussion and its review and evaluation of the potential candidates, the Board nominated Lynn S. Blake, Daniela Mielke and Win Neuger as director nominees to stand for election as Class II directors, and Shamla Naidoo, Frank Salerno and Jonathan Steinberg to stand for election as Class III directors. The Board also discussed steps that could be taken to avoid the expense and distraction of a potential proxy contest with ETFS Capital.

On April 19, 2023, the Company filed this preliminary proxy statement with the SEC.

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Proposal 1

Election of Directors

Our Amended and Restated Certificate of Incorporation and by-laws provide that the number of our directors shall be fixed from time to time by a resolution of a majority of our Board of Directors. Pursuant to our by-laws, the Board of Directors has fixed the number of directors at nine as of the date of the Annual Meeting. In accordance with Delaware law and our Amended and Restated Certificate of Incorporation and by-laws, our Board of Directors is divided into three staggered classes. The classified board structure is in the process of being phased out over a two-year period that started at the 2022 annual meeting of stockholders and will conclude at the 2024 annual meeting of stockholders. The Class II and Class III directors are up for election, each for a one-year term, at the Annual Meeting.

The Nominating and Governance Committee recommended, and the Board of Directors nominated, the following six director nominees to be included in the Board’s slate to stand for election at the Annual Meeting: Lynn S. Blake, Daniela Mielke and Win Neuger as Class II directors, and Shamla Naidoo, Frank Salerno and Jonathan Steinberg as Class III directors. Each of these nominees will serve for a one-year term until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified. The Board of Directors determined, upon the recommendation of the Nominating and Governance Committee, that Ms. Fuhr, a Class III director, not be included in the Board’s slate of nominees for the Annual Meeting.

The nominees recommended by the Board have consented to serving as nominees for election to the Board, to being named in this proxy statement and to serving as members of the Board if elected by our stockholders. As of the date of this proxy statement, we have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board, upon the recommendation of the Nominating and Governance Committee, may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

We have received notice from ETFS Capital, which together with the other participants in its solicitation, owns approximately 10.2% of our common stock, expressing the intention of ETFS Capital to nominate three director candidates for election to our Board at the Annual Meeting at which three Class II directors and three Class III directors are standing for election. Our Board does not endorse any of the ETFS Capital Nominees and urges you NOT to sign or return any proxy card or voting instruction form that may be sent to you by ETFS Capital. If you have already voted using ETFS Capital’s proxy card or voting instruction form, you have every right to change your vote by using the WHITE proxy card or voting instruction form or by voting over the Internet or by attending the Annual Meeting and voting during the Annual Meeting. Only the latest dated, valid proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree, toll free at (877) 750-5836.

In the event that ETFS Capital withdraws its nominees, abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of ETFS Capital’s nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or ETFS Capital’s proxy card.

Although the Company is required to include all nominees for election on its universal proxy card, for additional information regarding ETFS Capital’s nominees and any other related information, please refer to ETFS Capital’s proxy statement. You may receive solicitation materials from ETFS Capital, including proxy statements and proxy cards. WisdomTree is not responsible for the accuracy or completeness of any information provided by or relating to ETFS Capital or its nominees contained in solicitation materials filed or disseminated by or on behalf of ETFS Capital or any other statements ETFS Capital may make. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC’s website (https://www.sec.gov).

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Proposal 1

CLASS II DIRECTOR NOMINEES

Lynn S. Blake

Lynn S. Blake has served as an independent consultant since October 2021. Previously, Ms. Blake served in various positions at State Street Global Advisors, Inc. (“SSGA”), the investment management division of State Street Corporation (NYSE: STT), a financial services company, including as Executive Vice President and Global Chief Investment Officer of Equity Indexing, Smart Beta and Environmental, Social, and Governance strategies, overseeing SSGA’s ESG data, research and asset stewardship activities, from January 2011 to September 2021, Head of Non-US Equity Indexing, from 1999 to 2010, and Senior Portfolio Manager, from 1990 to 1999. Ms. Blake served on the board of directors of SSGA Trust Company, the governing board for SSGA Institutional Products and SPDR SPY and DIA ETFs, from January 2018 to September 2021, and at times, served as a member of SSGA’s Global Fiduciary and Conduct Committee, Investment Committee, Executive Management Group, and the State Street Conduct Risk Committee. Additionally, Ms. Blake has served on the advisory boards of The Posse Foundation, a college access and youth leadership development program, since 2016 and the Ira M. Millstein Center for Global Markets and Corporate Ownership at Columbia Law School, a premier research institution, from September 2020 to October 2021. Ms. Blake was also a member of the Investor Advisory Group of the Sustainability Accounting Standards Board (SASB), a nonprofit organization which connects businesses and investors on the financial impacts of sustainability, from 2016 to September 2021. She received a B.S. from Boston College and an M.B.A. in Finance from the D’Amore-McKim School of Business at Northeastern University. Ms. Blake is a Chartered Financial Analyst.

Qualifications

We believe that Ms. Blake’s qualifications to serve on the Board of Directors include her expertise in investment management, including her experience with ESG investment strategies, and her many years of experience in leadership positions in the asset management industry.

Age 58	Director since May 2022
Committees • Compensation

Daniela Mielke

Daniela Mielke is Managing Partner of Commerce Technology Advisors, LLC, a privately held firm which she founded in April 2016, and which provides consulting services to technology, financial services and private equity companies on organic and inorganic growth strategies including building payment businesses and using artificial intelligence. From February 2018 to December 2020, she served as the Chief Executive Officer, North America of RS2 Inc., one of the leading providers of payment processing services in Europe and Asia Pacific. From September 2013 to April 2016, Ms. Mielke was Chief Strategy and Product Officer at Vantiv, Inc., which was at the time the largest merchant acquirer in the United States. From May 2010 to September 2013, she was VP, Head of Global Strategy and Market Intelligence for PayPal Inc. Ms. Mielke co-founded a-connect in 2001, a consulting firm which provides consulting services to financial service and other clients, and rejoined in 2007 until 2009 to establish and direct new operations for the West Coast and lead its global marketing function. From 2002 to 2007, Ms. Mielke served as VP of Product and SVP of Strategy and Market Intelligence at Visa International. From 1998 to 2002, Ms. Mielke was an Engagement Manager for McKinsey & Company, a worldwide management consulting firm. She currently serves on the Board of Directors of FTAC Athena Acquisition Corp. (NASDAQ: FTAA), a SPAC, since February 2021, and Nuvei Corporation (TSX: NVEI and NVEI.U), a global payment technology provider, since August 2020. She also has been a director of The Bancorp, Inc. (NASDAQ: TBBK), a bank holding company, and its subsidiary bank, The Bancorp Bank, since August 2019. Ms. Mielke also currently serves on the Board of Directors of FINCA International, a global NGO dedicated to alleviating poverty. Ms. Mielke received her bachelor’s degree in Hotel and Restaurant Management from the École hôtelière de Lausanne, an M.B.A. in International Management from the IMD Business School and an M.S. in Economics from the University of Fribourg. Ms. Mielke is also NACD (National Association of Corporate Directors) Directorship Certified.

Qualifications

We believe that Ms. Mielke’s qualifications to serve on the Board of Directors include her decades of experience as an executive, founder, board member and advisor to fintech, commerce, payment processing and finance companies.

Age 57	Director since September 2022
Committees • None

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Proposal 1

Win Neuger

Win Neuger is an independent investor and consultant. From July 2014 until June 2015, he served as Chairman of EcoAlpha Asset Management LLC, a private investment management company focused on investing in companies providing solutions to the global problems of burdened resources. From March 2012 until January 2013, he served as Vice Chairman of the Board of Directors of PineBridge Investments, an independent asset manager offering investment opportunities in emerging and developed markets, and from March 2010 to March 2012, he served as its Chief Executive Officer and Chair of the Executive Committee. From January 2009 to March 2010, Mr. Neuger served as Executive Vice President of American International Group (“AIG”), an international insurance organization serving commercial, institutional and individual customers, as well as Chairman and Chief Executive Officer of AIG Investments, AIG’s asset management company. Prior to January 2009, in addition to these positions, he also served as Chief Investment Officer of AIG. Prior to AIG, Mr. Neuger served as both Managing Director, Fixed Income and, subsequently, as Managing Director, Global Equities at Bankers Trust Company. Before Bankers Trust, he was Chief Investment Officer at Western Asset Management. He also served as Head of Fixed Income at Northwestern National Bank. Mr. Neuger previously served on our Board of Directors from January 2007 to December 2009. He currently serves as Chairman of the Board of Neuger Communications Group, a private strategic marketing communications and public relations firm. Mr. Neuger received his A.B. from Dartmouth College and an M.B.A. from the Amos Tuck Graduate School of Business.

Qualifications

We believe that Mr. Neuger’s qualifications to serve on the Board of Directors include his prior service on our Board and familiarity with our business model and his years of experience in senior management positions in the asset management industry.

Age 73	Director since July 2013
Committees • Compensation • Nominating and Governance (Chair)

CLASS III DIRECTOR NOMINEES

Shamla Naidoo

Shamla Naidoo has served as Head of Cloud Strategy and Innovation of Netskope Inc., a private company providing global cybersecurity services, since June 2021. From August 2015 to June 2021, she served as the Global Chief Information Security Officer and Information Technology Risk Managing Partner of International Business Machines Corp., or IBM, a global technology company. From May 2011 to August 2015, she served as Chief Information Security Officer of Starwood Hotels and Resorts Worldwide, a hospitality company now owned by Marriott International, Inc., and in 2009, she led the Technology, Physical and Intellectual Property protection function for Bridgewater Associates, an investment management firm. From 2007 to 2008, Ms. Naidoo served as Vice President, Chief Information Security Officer and Chief Information Officer at WellPoint, Inc. (now known as Elevance Health, Inc.), a health benefits company. She also served as Senior Vice President, Chief Information Security Officer and Head of Worldwide Technology Risk for Northern Trust Corporation, a financial services company, from 2005 to 2007, as Vice President, Security/Technology Architecture and Compliance of ABN AMRO Bank N.V., a bank headquartered in the Netherlands, from 2001 to 2005, and as Vice President, Technology, Chief Information Officer of Leo Burnett Technology Group, a communications agency, from 2000 to 2001. Prior to Leo Burnett, Ms. Naidoo held various roles with the U.S. consulting division of Spherion Corporation, a staffing and recruiting firm, Anglo American plc, a global mining company, South African Petroleum Refineries, an international oil refinery, and South African Druggists, a pharmaceutical company.

Ms. Naidoo currently serves as a director of StoneBridge Acquisition Corporation (NASDAQ: APAC), a SPAC. She is also on the Board of Directors of Reference Point LLC, a private consulting company, and the Board of Directors of QBE North America, a division of QBE Insurance Group Ltd., a publicly-traded insurance company headquartered in Australia. She has been an Adjunct Professor at the University of Illinois Chicago School of Law since 2010, where she develops and teaches courses on information technology, security and privacy law, and she has been a faculty member at the Institute for Applied Network Security since 2021. She frequently speaks at the American Bar Association and formerly served as the Committee Chair on Legal Technology for the Illinois State Bar Association. Ms. Naidoo received a diploma in Management Information Systems from the South African Institute of Management, bachelor’s degrees in Information Systems and in Economics from the University of South Africa, and a J.D. from the John Marshall Law School (now the University of Illinois Chicago School of Law). She is admitted to practice law in Illinois and Washington, D.C.

Qualifications

We believe Ms. Naidoo’s qualifications to serve on the Board of Directors include her expertise in cybersecurity and digital innovation and her experience serving on a public company board of directors.

Age 58	Director since N/A

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Proposal 1

Frank Salerno

Frank Salerno has served as our non-executive Chair of the Board since October 2019 and served as our Lead Independent Director from July 2005 until October 2019. He was Managing Director and Chief Operating Officer of Merrill Lynch Investment Advisors – Americas Institutional Division, an investment advisory company, from July 1999 until his retirement in February 2004. Before joining Merrill Lynch, Mr. Salerno spent 18 years with Bankers Trust Company in various positions. In 1990, he assumed responsibility for Bankers Trust’s domestic index management business and in 1995 he became Chief Investment Officer for its Structured Investment Management Group. Mr. Salerno received a B.S. in Economics from Syracuse University and an M.B.A. in Finance from New York University. Mr. Salerno served as a director and member of the audit committee and conflicts committee of K-Sea Transportation Partners, L.P., formerly an NYSE-listed company, from 2004 until its acquisition in 2011.

Qualifications

We believe Mr. Salerno’s qualifications to serve on the Board of Directors include his extensive years in senior management positions at large asset management firms as well as his service on the board of directors of another public company. The Board also benefits from his strategic insights on the asset management industry.

Age 63	Director since July 2005
Chair of the Board Committees • Compensation (Chair)

Jonathan Steinberg

Jonathan Steinberg founded WisdomTree and has served as Chief Executive Officer since October 1988 and as President from August 2012 to September 2019. He has been a member of the Board of Directors since October 1988, serving as Chair of the Board from October 1988 to November 2004. Mr. Steinberg is responsible for the creation and development of WisdomTree’s proprietary index methodology. He also served as Editor-in-Chief of Individual Investor and Ticker, two magazines formerly published by the Company. Prior to founding WisdomTree, Mr. Steinberg was employed as an analyst in the Mergers and Acquisitions Department of Bear, Stearns & Co. Inc., an investment banking firm, from 1986 to 1988. He is the author of Midas Investing, published by Times Books, a division of Random House, Inc., in 1996. Since May 2022, Mr. Steinberg has served on the Board of Directors of Fnality International Limited, a financial technology firm based in the United Kingdom. He received the EY Entrepreneur of the Year 2015 New York Award and the ETF.com Lifetime Achievement Award for 2015. Mr. Steinberg is a frequent speaker at conferences on topics related to digital assets and blockchain-enabled finance and has appeared on CNBC, Bloomberg and Fox Business on numerous occasions. He attended The Wharton School of Business at the University of Pennsylvania.

Qualifications

We believe Mr. Steinberg’s qualifications to serve on the Board of Directors include his extensive knowledge of our business, his experience in founding and developing our fundamentally weighted index methodology, as well as his corporate and strategic vision, which provide strategic guidance to the Board. As our Chief Executive Officer, Mr. Steinberg provides essential insight and guidance to the Board from a management perspective.

Age 58	Director since October 1988
Committees • None

REQUIRED VOTE

The directors must be elected by a plurality of votes cast. Votes “withheld” will have no effect on the Director Election Proposal. Broker non-votes, if any, also will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE ABOVE-MENTIONED NOMINEES

(PROPOSAL NO. 1 ON YOUR PROXY CARD)

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Proposal 1

CONTINUING DIRECTORS

Class I Directors Whose Terms Expire in 2024

Anthony Bossone

Anthony Bossone has been the Chief Financial Officer of Atlantic-Pacific Capital, Inc., a broker-dealer and global placement agent dedicated to raising capital for alternative investment funds, since 2003. In this role, Mr. Bossone directs and oversees all global financial and administrative functions of the broker-dealer, including financial accounting and reporting, regulatory compliance, planning and analysis, treasury, tax, legal, payroll, human resources, benefits, insurance and other corporate matters. From 2001 to 2003, Mr. Bossone was the Assistant Controller at SAC Capital Advisors, LLC, a hedge fund advisory firm, and from 1999 until 2001, Mr. Bossone served as an equity trader at Schonfeld Securities, LLC, a securities trading firm. Mr. Bossone began his career at PricewaterhouseCoopers LLP in 1993 where he was an audit manager until 1999. Mr. Bossone received his B.S. in Business and Economics with highest honors from Lehigh University and is a Certified Public Accountant. Mr. Bossone is also NACD (National Association of Corporate Directors) Directorship Certified.

Qualifications

We believe Mr. Bossone’s qualifications to serve on the Board of Directors include his global financial, accounting and compliance expertise. The Board also benefits from his experience as an equity trader.

Age 52	Director since January 2009
Committees • Audit (Chair) • Compensation

Smita Conjeevaram

Smita Conjeevaram retired in 2013 after a 19-year career in the global investment and hedge fund industry. Her most recent position was as the Chief Financial Officer – Credit Hedge Funds and Deputy Chief Financial Officer – Credit Funds for Fortress Investment Group LLC, a global investment firm, where she served from 2010 to 2013. Prior to that, Ms. Conjeevaram served as the Chief Financial Officer of Everquest Financial LLC, a specialty finance company, from 2006 to 2009, and Strategic Value Partners LLC, a leading global investment firm, from 2004 to 2005. Ms. Conjeevaram began her career as a tax specialist at two Big-4 public accounting firms and is a Certified Public Accountant. In January 2021, Ms. Conjeevaram joined the Board of Directors of McGrath RentCorp (NASDAQ: MGRC), a diversified business-to-business rental company, and SkyWest, Inc. (NASDAQ: SKYW), an aircraft leasing company. She also has served as a director of SS&C Technologies Holdings, Inc. (NASDAQ: SSNC), an investment and financial management software and service provider for the global financial services industry, since November 2015. Ms. Conjeevaram is currently a member of the audit committee of each of these firms. Ms. Conjeevaram received her B.S. in Accounting and Business Administration from Butler University and a B.A. in Economics from Ethiraj College, Madras, India.

Qualifications

We believe Ms. Conjeevaram’s qualifications to serve on the Board of Directors include her financial, accounting and compliance expertise, global experience and track record of success in guiding companies through significant growth. The Board also benefits from her experience serving on three other public company boards, including a fintech company, which the Board believes will translate into valuable governance and oversight of our digital assets initiatives.

Age 62	Director since January 2021
Committees • Audit • Nominating and Governance

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Proposal 1

Harold Singleton III

Harold Singleton III, an executive with more than 30 years of experience in the investment management and financial services industry, was most recently Vice President, Managing Director/Head of Manager Selection and Portfolio Construction of Lincoln Financial Group (NYSE: LNC), which operates multiple insurance and retirement businesses, from March 2016 to December 2021, and previously Vice President/Head of Client Portfolio Management from July 2014 to March 2016. He served as an independent director and member of the Investment Committee of The Vantagepoint Funds from October 2013 to July 2014, and prior to that, he held multiple investment management roles at PineBridge Investments (formerly AIG Investments) from January 2007 to May 2012, most recently as Managing Director/Head of Asset Management Companies and Global Head of Retail and Intermediary Sales. Mr. Singleton also served as Chairman of PineBridge East Africa and PineBridge Taiwan. His investment management career also includes multiple equity portfolio management and analyst positions at well-known firms, including UBS Global Asset Management from June 2003 to December 2006, Metropolitan West Capital Management from September 2000 to June 2003, and Brinson Partners from December 1996 to September 2000, prior to its acquisition by UBS Global Asset Management. Mr. Singleton serves as Chair of the Investment Committee of the Executive Leadership Council, an organization dedicated to the development of global black leaders. He also serves on the Board of Directors of the Hershey Trust Company. He received his B.S. in Chemical Engineering from the Illinois Institute of Technology, where he is currently a member of the Executive Committee and chairs the Investment Committee of its Board of Trustees, an M.B.A. in Finance from the University of Chicago and a certificate from the University of Cambridge Judge Business School in Digital Disruption: Digital Transformation Strategies. Mr. Singleton is a Chartered Financial Analyst and is NACD (National Association of Corporate Directors) Directorship Certified.

Qualifications

We believe Mr. Singleton’s qualifications to serve on the Board of Directors include his expertise that spans global markets, ESG and diversity, equity and inclusion, and many years of experience in senior leadership positions in the investment management and financial services industry. The Board also benefits from his training in digital disruption and digital transformation, which the Board believes will translate into valuable governance and oversight of our digital assets initiatives.

Age 61	Director since January 2022
Committees • Audit

EXECUTIVE OFFICERS

Bryan Edmiston, 47, has served as Chief Financial Officer since June 2021. Previously, he served as Chief Accounting Officer from April 2018 to May 2021 and as Director – Financial Reporting and Accounting Policy from September 2016 to May 2021. Prior to WisdomTree, Mr. Edmiston joined Gleacher & Company, Inc. as a Managing Director responsible for Accounting Policy and SEC Reporting in December 2009. From August 2011 to September 2016, he served as Controller and Principal Accounting Officer of Gleacher. Mr. Edmiston was also a Senior Manager within the Banking & Capital Markets Assurance Practice at PricewaterhouseCoopers LLP, having been employed there from September 1997 to December 2009 while servicing a number of clients in the financial services industry. He received a B.B.A. in Accounting from Pace University and is a Certified Public Accountant.

Marci Frankenthaler, 54, has served as Chief Legal Officer and Secretary since April 2019. She served as Deputy General Counsel from January 2018 to March 2019, and as Director of Business and Legal Affairs, Associate General Counsel from July 2014 to December 2017. From June 2008 to June 2014, Ms. Frankenthaler was General Counsel of Frederick’s of Hollywood Group Inc., a specialty retailer that she helped to take public and then private. Prior to that, Ms. Frankenthaler was a partner in the Corporate and Securities department of Graubard Miller, which served as our primary corporate counsel from 1991 to 2007, and was employed at that firm beginning in 1994. Ms. Frankenthaler received her B.A., with honors, in Psychology with a concentration in Human Resources from Binghamton University and her J.D. from Benjamin N. Cardozo School of Law, where she served as Executive Editor of the Cardozo Law Review.

R. Jarrett Lilien, 61, has served as President and Chief Operating Officer since September 2019. From November 2017 to September 2019, he served as Executive Vice President and Head of Emerging Technologies. From November 2008 to December 2017, Mr. Lilien was a member of the Board of Directors and served on the Audit, Compensation and Nominating and Governance Committees. Until November 2017, Mr. Lilien was the Managing Partner of Bendigo Partners, LLC, a financial services focused venture capital investing and advisory services firm he founded in 2008. From September 2012 to July 2014, Mr. Lilien served as the Chief Executive Officer of Kapitall Inc., an online investing platform. From 2003 to 2008, he served as President and Chief Operating Officer of E*TRADE Financial Corporation. In this role, he was responsible for the tactical execution of all of E*TRADE’s global business strategies. Previously, he served as the

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Proposal 1

President and Chief Brokerage Officer at E*TRADE Securities. In this capacity, Mr. Lilien reorganized the business, adding new product lines and providing innovative brokerage capabilities to its retail, institutional and corporate clients around the world. With experience in more than 40 global markets, he was instrumental in developing a flexible infrastructure for E*TRADE’s brokerage units designed to provide retail and institutional clients with seamless execution, clearing and settlement. Prior to joining E*TRADE, Mr. Lilien spent 10 years as Chief Executive Officer at TIR (Holdings) Limited, a global institutional broker, which E*TRADE acquired in 1999. Mr. Lilien currently serves as President of the Jazz Foundation of America and is on the Board of Directors of Barton Mines Corporation and the Baryshnikov Arts Center. He served as a member of the Board of Directors of Investment Technology Group, Inc. (NYSE: ITG), an independent execution broker and research provider, from April 2015 until its acquisition by Virtu Financial, Inc. in March 2019, and served as interim Chief Executive Officer from August 2015 until January 2016. Mr. Lilien received his B.A. in Economics from the University of Vermont.

Alexis Marinof, 48, has served as Head of WisdomTree Europe since August 2019. He joined WisdomTree Europe in July 2017 as Head of European Distribution, a position he held until April 2018 when he was appointed Chief Operating Officer to oversee the integration of ETF Securities and build out WisdomTree’s multi-product European ETP business. Prior to that, he held various positions at State Street Global Advisors, including as EMEA Head of SPDR ETFs (April 2013 – November 2016), EMEA Distribution Chief Operating Officer (October 2013 – September 2015), Head of Middle East and Africa (February 2008 – April 2013) and Head of the Nordic Region (January 2006 – January 2008). Mr. Marinof received a five-year degree in Finance and Business Management “Ingénieur Commercial et de Gestion” from the Université Catholique de Louvain-La-Neuve IAG Louvain School of Management in Belgium.

William Peck, 33, has served as Head of Digital Assets since October 2021. In this role, he oversees digital asset initiatives. From February 2020 to October 2021, he served as Head of Strategy and Emerging Technologies, where he was responsible for oversight of corporate development and other strategic initiatives, including investments in emerging technologies. From September 2014 to January 2020, he held various positions on our Strategy team, including Senior Analyst, Senior Associate and Director. From July 2012 to July 2014, Mr. Peck worked as an Investment Banking Analyst for Bank of America Merrill Lynch covering a range of financial services companies. He received an A.B. in Government, cum laude, from Harvard University.

Jonathan Steinberg, our Chief Executive Officer and a member of the Board of Directors, is also an executive officer. His biographical information is set forth above in the description of the members of our Board of Directors.

David Yates, 43, has served as Chief Information Officer since April 2015. He is responsible for WisdomTree’s global technology infrastructure, cybersecurity, information management and software engineering. He previously worked at McKinsey & Company from October 2009 to March 2015, most recently as an Associate Principal, advising investment management and insurance clients on a range of strategic technology and operations issues. He pioneered McKinsey’s advanced analytics approach for the insurance industry, laying the foundation for new engagement models and product offerings. He also co-led McKinsey’s IT Sourcing Practice in the Americas, where he was responsible for sharing expertise with clients during sales and procurement situations, creating industry-shaping content on sourcing, and training expert practitioners within the firm. From March 2005 to July 2007, he worked at Accenture plc, where he led multinational technology delivery programs in the capital markets space, including the design and implementation of the London Stock Exchange’s equity trading platform. Prior to that, he held technology roles at the Bank of England. Mr. Yates received his B.S. in Mathematics and Economics with First Class Honours from the London School of Economics and Political Science, an M.S. in Computing Science with Distinction from Imperial College London and an M.B.A. from MIT Sloan School of Management.

Peter M. Ziemba, 65, has served as Senior Advisor to the CEO and Chief Administrative Officer since January 2018. He served as Executive Vice President – Business and Legal Affairs from January 2008 to December 2017 and Chief Legal Officer from March 2011 to December 2017. From April 2007 to March 2011, Mr. Ziemba served as General Counsel. Prior to joining WisdomTree, Mr. Ziemba was a partner in the Corporate and Securities department of Graubard Miller, which served as our primary corporate counsel from 1991 to 2007, and was employed at that firm beginning in 1982. Mr. Ziemba is Co-Chairperson of the Advisory Board of WFUV.org, an NPR-affiliated FM radio station in New York. He received his B.A. in History with university honors from Binghamton University and his J.D., cum laude, from Benjamin N. Cardozo School of Law. Mr. Ziemba served as a director of WisdomTree from 1996 to 2003.

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Corporate Governance

BOARD COMPOSITION

Our Board of Directors currently consists of nine members. In accordance with our Amended and Restated Certificate of Incorporation and by-laws, our Board of Directors is currently divided into three staggered classes of the same or nearly the same number. On July 15, 2022, at the 2022 annual meeting of stockholders, our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to phase out the classification of the Board of Directors over a two-year period commencing at the 2022 annual meeting of stockholders. Accordingly, Class II directors were elected at the 2022 annual meeting of the stockholders to serve a one-year term, and until our 2024 annual meeting of stockholders, each class of directors will be elected for a one-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the Annual Meeting for Class II and Class III directors and in 2024 for Class I directors. At our 2024 annual meeting of stockholders and each annual meeting of stockholders thereafter, the Board of Directors will be fully declassified and each director will be elected to serve one-year terms.

The following directors currently serve in Classes I, II and III:

•	Class I: Anthony Bossone, Smita Conjeevaram and Harold Singleton III

•	Class II: Lynn S. Blake, Daniela Mielke and Win Neuger

•

Class III: Deborah A. Fuhr, Frank Salerno and Jonathan Steinberg. The Board of Directors determined, upon the recommendation of the Nominating and Governance Committee, that Ms. Fuhr not be included in the Board’s slate of nominees for the Annual Meeting.

Our Amended and Restated Certificate of Incorporation and by-laws provide that the number of our directors shall be fixed from time to time by a resolution of a majority of our Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one-third of the Board of Directors until the Board of Directors is declassified.

DIRECTOR CRITERIA, QUALIFICATIONS AND EXPERIENCE

We are committed to diversified Board membership and seek directors who have high personal and professional integrity, judgment and ability. Our Nominating and Governance Committee is responsible for recommending criteria and qualifications for Board membership, identifying and evaluating potential director candidates and recommending to the Board those candidates to be nominated for election to, or fill vacancies on, the Board.

The Nominating and Governance Committee seeks to identify director candidates who satisfy the criteria set forth in the director candidate guidelines included in the Nominating and Governance Committee’s charter. Candidates are selected for, among other things, their knowledge, skills, abilities, independence, character, diversity (inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation), demonstrated leadership and experience useful to the oversight of our business in the context of the needs of the Board.

As provided in our corporate governance guidelines, the Nominating and Governance Committee actively seeks out highly qualified women and people of color for consideration as nominees to the Board as part of its regular process. In February 2022, the Board of Directors amended the corporate governance guidelines to direct the Nominating and Governance Committee to take reasonable steps to ensure the Board’s overall composition complies with applicable law regarding diversity matters, including with respect to the number of female directors and directors from unrepresented communities on the Board and to include qualified candidates having diversity inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation, in the pool of candidates to be considered by the Nominating and Governance Committee for recommendation to the Board.

Our Nominating and Governance Committee’s priority is to identify candidates who will further the interests of our stockholders through their established record of professional accomplishments, the ability to contribute positively to the collaborative culture among Board members, and professional and personal experiences and expertise relevant to our business strategy.

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Corporate Governance

BOARD MEETINGS

During 2022, the Board of Directors held 37 meetings and acted by unanimous written consent on six occasions. Each director attended at least 75% of all Board meetings and meetings of the Board committees on which the director serves. Our policy is for all of our directors to attend our annual meeting of stockholders. All of our directors attended our 2022 annual meeting of stockholders.

BOARD INDEPENDENCE

NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. Our Board of Directors has determined that all of our directors are independent under the NYSE listing standards other than Mr. Steinberg, our Chief Executive Officer. Under our corporate governance guidelines, directors are required to promptly inform the chair of the Nominating and Governance Committee if the director becomes aware of any change in circumstances that may result in such director no longer being considered independent under the NYSE rules.

BOARD LEADERSHIP STRUCTURE

The Board of Directors has chosen to separate the roles of chair of the Board of Directors and chief executive officer. Jonathan Steinberg is our Chief Executive Officer and Frank Salerno is our non-executive, independent Chair of the Board. We believe that separating these positions is optimal because it allows Mr. Steinberg to focus on our day-to-day business, while allowing Mr. Salerno to focus on Board leadership in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors recognizes the time, effort and energy that the chief executive officer is required to devote to his position, as well as the commitment required to serve as our chair of the Board. While our by-laws and corporate governance guidelines do not require that our chair of the Board and chief executive officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us and demonstrates our commitment to good corporate governance. Our corporate governance guidelines provide that if the offices of the chair of the Board and chief executive officer are combined, the Board will appoint either a non-executive chair or a lead independent director.

ROLE OF THE BOARD IN RISK OVERSIGHT

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and as updated from time to time. Management is responsible for the day-to-day management of the risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board of Directors’ role in overseeing the management of our risks is conducted primarily through Board committees, as described in the descriptions of each of the committees below and in their respective charters. The full Board of Directors (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. For example, the Nominating and Governance Committee is responsible for overseeing our strategy, initiatives and policies concerning corporate social responsibility, including ESG matters and risks, and the chair of the committee reports and makes recommendations to the full Board regarding our ESG initiatives. This enables our Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

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Corporate Governance

BOARD COMMITTEES

Our Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Governance Committee, each of which operates pursuant to a written charter adopted by our Board of Directors. As provided in its respective charters, each committee reviews its charter at least annually and recommends charter changes to the Board as appropriate. During 2022, each of the Audit Committee, Compensation Committee and Nominating and Governance Committee reviewed its respective charter and adopted amendments to comply with the requirements of the NYSE in connection with the transfer of the listing of our common stock to the NYSE in November 2022. Charters for each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are available on our investor relations website at https://ir.wisdomtree.com/corporate-governance/governance-documents.

In May 2022, as described in the “Background of the Solicitation” section above, pursuant to the terms the Cooperation Agreement we entered into with ETFS Capital, Graham Tuckwell, and the other members of the 2022 Group in connection with their notice of intention to nominate certain individuals for election as directors at our 2022 annual meeting of stockholders, the Board of Directors also formed an Operations and Strategy Committee to evaluate the Company’s operations and corporate strategy, and upon the recommendation of the Operations and Strategy Committee and the Board of Directors’ agreement with such recommendation, the committee was dissolved on December 31, 2022. Committee membership is limited to independent directors as defined under the listing standards of the NYSE. Audit Committee members also must meet the independence standards adopted by the SEC. Our Board of Directors may from time to time establish other committees. Our corporate governance guidelines provide that each independent director is expected, but not required, to serve on at least one committee. A director also may serve on more than one committee.

Audit Committee

Committee Responsibilities:

•  oversee our accounting and financial reporting processes and the audits of our financial statements;

•  approve audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•  establish policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•  monitor, report to and review with the Board of Directors matters related to the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•  monitor the design and implementation of our internal audit function;

•  review all related person transactions for potential conflict of interest situations and approve such transactions; and

•  take, or recommend that the Board of Directors take, appropriate action to oversee the qualifications, independence and performance of our independent auditor.

Members:

•  Anthony Bossone, Chair*

•  Smita Conjeevaram*

•  Harold Singleton III*

Mr. Singleton joined the committee in May 2022.

* Designated as an “audit committee financial expert” as defined under the applicable rules of the SEC.

Number of Meetings in 2022: 8 Action by Unanimous Consent in 2022: 0

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Corporate Governance

Compensation Committee

Committee Responsibilities:

•  oversee the administration of our compensation programs;

•  review and discuss with the Board corporate succession plans for the CEO and our other key officers;

•  determine and approve the compensation of our CEO;

•  approve the compensation of the non-CEO executive officers and certain other senior employees;

•  review and make recommendations to the Board with respect to directors’ compensation;

•  exercise sole authority to retain, terminate and approve the compensation of any compensation consultants or other compensation advisers and determine the nature and scope of their assignments; and

•  approve all discretionary bonuses for our employees, advisers and consultants.

Members: • Frank Salerno, Chair • Lynn S. Blake • Anthony Bossone • Win Neuger Ms. Blake joined the committee in May 2022.
Number of Meetings in 2022: 9 Action by Unanimous Consent in 2022: 2

Nominating and Governance Committee

Committee Responsibilities:

•  recommend criteria and qualifications for Board membership, which includes considering diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation;

•  identify and evaluate candidates for nomination for election to the Board of Directors or to fill Board vacancies;

•  recommend that the Board of Directors select the director nominees for election at each annual meeting of stockholders;

•  review the policy regarding the consideration of director candidates recommended by stockholders;

•  review all stockholder nominations submitted to us;

•  review, and recommend any changes to, the Company’s Corporate Governance Guidelines;

•  obtain directors’ comments on, and report to the Board with, an assessment of the Board of Directors’ performance; and

•  review and provide oversight and recommendations with respect to, our strategy, initiatives and policies concerning corporate social responsibility, including ESG matters.

Members:

•  Win Neuger, Chair

•  Smita Conjeevaram

•  Deborah A. Fuhr

Ms. Conjeevaram joined the committee in January 2022.

Ms. Fuhr joined the committee in May 2022. The Board of Directors determined, upon the recommendation of this committee, that Ms. Fuhr not be included in the Board’s slate of nominees for the Annual Meeting.

Number of Meetings in 2022: 5 Action by Unanimous Consent in 2022: 1

Operations and Strategy Committee

Committee Responsibilities:

•  review the Company’s ongoing operations and corporate strategy; and

•  make formal recommendations to the Board on matters including operational improvement opportunities, Company strategy, management changes, if the Committee so determines, and whether to continue to the Committee after November 25, 2022.

•  Committee was dissolved on December 31, 2022.

Members: • Smita Conjeevaram, Chair • Lynn S. Blake • Anthony Bossone • Deborah A. Fuhr
Number of Meetings in 2022: 14

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Corporate Governance

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Bossone, Neuger and Salerno and Ms. Blake served as members of the Compensation Committee during 2022. None of the members of the Compensation Committee was an officer or employee of ours during 2022 or has ever served as one of our officers and none had any relationship with us or any of our subsidiaries during 2022 that would be required to be disclosed as a transaction with a related person.

None of our executive officers has served on the board of directors or compensation committee of another company (or other board committee performing equivalent functions) at any time during which an executive officer of such other company served on our Board of Directors or Compensation Committee.

CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has adopted corporate governance guidelines to promote the effective functioning of the Board and its committees, and the continued implementation of good corporate governance practices. The corporate governance guidelines address matters including the role and structure of the Board, the selection, qualifications and continuing education of Board members, Board meetings, non-employee director executive sessions, director service on other boards, Board committees, management review and succession planning, non-employee director compensation and Board and committee evaluations.

To reflect its commitment to diversified Board membership, the corporate governance guidelines provide that when considering director candidates, the Nominating and Governance Committee should actively seek out highly qualified women and people of color for consideration as nominees to the Board as part of the Nominating and Governance Committee’s regular process. The corporate governance guidelines further direct the Nominating and Governance Committee to take reasonable steps to ensure the Board’s overall composition complies with applicable law regarding diversity matters, including with respect to the number of female directors and directors from unrepresented communities on the Board, and to include qualified candidates having diversity inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation, in the pool of candidates to be considered by the Nominating and Governance Committee for recommendation to the Board.

During 2022, the corporate governance guidelines were amended to comply with the requirements of the NYSE in connection with the transfer of the listing of our common stock to the NYSE in November 2022. The corporate governance guidelines are available on our investor relations website at https://ir.wisdomtree.com/corporate-governance/governance-documents.

BOARD AND COMMITTEE SELF-ASSESSMENTS

The Board conducts an annual self-assessment to determine whether it and its committees are functioning effectively. The Nominating and Governance Committee receives comments from all directors and executive officers and reports annually to the Board with an assessment of the Board’s performance. The assessment focuses on the Board’s contribution to WisdomTree and specifically focuses on areas in which the Board or management believes that the Board could improve. Management implements action plans based on directors’ feedback and reports to the Board on the implementation of those plans in order to ensure continuous improvement.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to all our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our investor relations website at https://ir.wisdomtree.com/corporate-governance/governance-documents. We intend to disclose any amendments to this code, or any waivers of its requirements, on our website.

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Corporate Governance

STOCK OWNERSHIP GUIDELINES

Our Board of Directors has adopted stock ownership guidelines, which require executive officers and non-employee directors to maintain an ongoing ownership position in our common stock while providing them with flexibility in personal financial planning.

On each annual measurement date (determined by the Board to be November 30th), the dollar value of the base amounts set forth below is converted into the number of shares required to be held to meet the guidelines until the next November 30th.

Position	Base Amount

Chief Executive Officer	6X Base Salary

All other executive officers	3X Base Salary

Non-employee directors	5X Base Retainer

Shares of common stock owned by the executive officer or non-employee director directly, jointly or indirectly by a trust, partnership, limited liability company or other entity for the benefit of the executive officer or non-employee director, count toward satisfaction of the guidelines, as well as 50% of unvested restricted stock awards and restricted stock unit awards subject to time vesting issued under our equity incentive plans. Stock options (both vested and unvested) and unearned performance-based restricted stock unit awards do not count toward satisfaction of the guidelines.

If an executive officer or non-employee director does not meet the guidelines on November 30th, he or she will not be permitted to sell or otherwise dispose of our common stock (except for (i) 50% of time-based restricted stock awards and time-based and performance-based restricted stock unit awards as they vest to cover taxes and (ii) up to 50% of the shares of common stock issuable upon the exercise of stock options to cover the exercise price and taxes) until the next November 30th, and then only to the extent that his or her remaining holdings do not fall below the applicable requirement. The Compensation Committee has the authority to grant waivers on a case-by-case basis.

As of November 30, 2022, all of our executive officers and non-employee directors serving in such role on such date met the guidelines other than Bryan Edmiston, Marci Frankenthaler, Alexis Marinof, William Peck, David Yates, Lynn S. Blake, Smita Conjeevaram, Deborah A. Fuhr, Daniela Mielke and Harold Singleton III. Messrs. Edmiston, Marinof, Peck and Yates and Ms. Frankenthaler became executive officers within the last four years, and Mses. Blake, Conjeevaram, Fuhr and Mielke and Mr. Singleton recently joined the Board. Additional detail regarding ownership of our common stock by our executive officers and non-employee directors as of the record date is included in this proxy statement under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Stock Ownership Table.”

POLICY PROHIBITING SHORT SALES, DERIVATIVES TRADING, HEDGING AND PLEDGING

Our insider trading policy applies to all of our employees, officers and directors, including our named executive officers. The policy strictly prohibits these individuals from:

•	effecting “short sales” of our common stock;

•	trading in derivatives in our securities (such as put and call options);

•	engaging in any other hedging transaction relating to our securities; and

•	pledging shares of our common stock as collateral for a loan.

These individuals are also prohibited from holding shares of our common stock in margin accounts without prior Audit Committee approval.

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Corporate Governance

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Set forth below are the compensation terms for the non-employee members of the Board of Directors in effect in 2022 as approved by the Board of Directors:

Board Service

Annual Cash Retainer(1)	$100,000

Annual Restricted Stock or Deferred Restricted Stock Unit Award(2)	$100,000

Chair of the Board Cash Retainer	$110,000

Committee Service(1)	Chair	Member

Audit	$25,000	$12,500

Compensation	$40,000	$15,000

Nominating and Governance	$15,000	$7,500

Operations and Strategy	$12,500	$7,500
(1)	Annual cash retainers for Board and committee service are paid quarterly based on service during the prior quarter.
(2)

Annual equity award consisting of restricted stock under the 2016 Equity Plan or 2022 Equity Plan and/or, at the non-employee directors’ election, deferred restricted stock units (“DRSUs”) issued pursuant to the Non-Employee Directors’ Deferred Compensation Program under the 2022 Equity Plan. The restricted stock or DRSUs are granted at the Board of Directors meeting immediately following the annual meeting of stockholders each year to all non-employee directors serving on that date and vest one year from the grant date, subject to certain exceptions. The award is valued at $100,000 on the grant date based on the closing price of our common stock on the grant date. The shares of common stock underlying the DRSUs are payable on a one-for-one basis, upon the earliest of (i) a date determined by the director (if any), (ii) a “separation from service” (as defined in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) and (iii) a Sale Event (as defined in the 2022 Equity Plan), so long as such Sale Event also constitutes a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company (as such terms are defined in Section 409A of the Code). A director who is appointed to the Board outside of the annual meeting of stockholders will receive a prorated amount of the annual award.

The following table sets forth compensation paid to our non-employee directors in 2022. All of our directors are reimbursed for out-of-pocket expenses for attending meetings. Directors who are also employees of WisdomTree are not entitled to any compensation for their services as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Total ($)

Lynn S. Blake(2)	44,158	106,294	(3)	182,952

Anthony Bossone	143,750	99,996	(4)	247,496

Smita Conjeevaram	123,471	99,996	(5)	231,592

Susan Cosgrove(6)	115,211	—	(6)	85,109

Deborah A. Fuhr(7)	41,522	106,294	(8)	178,441

Bruce Lavine(9)	30,458	—	(9)	3,583

Daniela Mielke(10)	2,740	81,365	(10)	109,105

Win Neuger	124,354	99,996	(5)	226,225

Frank Salerno	250,000	99,996	(4)	349,996

Harold Singleton III(11)	73,502	139,993	(11)	241,620
(1)

Represents the grant date fair value of shares of restricted stock and DRSUs, computed in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standard Codification (“ASC”), Topic 718.

(2)	Ms. Blake was appointed to our Board of Directors on May 25, 2022.
(3)

Represents 1,073 shares of restricted stock with a grant date fair value of $6,298 awarded to Ms. Blake upon her appointment as a non-employee director on May 25, 2022 and 19,762 DRSUs with a grant date fair value of $99,996 awarded on July 25, 2022.

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Corporate Governance

(4)	Represents the grant date fair value of 19,762 DRSUs awarded on July 25, 2022.
(5)	Represents the grant date fair value of 19,762 shares of restricted stock awarded on July 25, 2022.
(6)

Ms. Cosgrove resigned from our Board of Directors on September 15, 2022. Upon her resignation, the vesting of 3,410 shares of the 19,762 shares of restricted stock held by Ms. Cosgrove was accelerated, which shares were originally scheduled to vest on July 25, 2023.

(7)

Ms. Fuhr was appointed to our Board of Directors on May 25, 2022. The Board of Directors determined, upon the recommendation of the Nominating and Governance Committee, that Ms. Fuhr not be included in the Board’s slate of nominees for the Annual Meeting.

(8)

Represents 1,073 shares of restricted stock with a grant date fair value of $6,298 awarded to Ms. Fuhr upon her appointment as a non-employee director on May 25, 2022 and 19,762 shares of restricted stock with a grant date fair value of $99,996 awarded on July 25, 2022.

(9)

Mr. Lavine resigned from our Board of Directors on January 12, 2022. Upon his resignation, the vesting of 8,990 shares of the 15,625 shares of restricted stock held by Mr. Lavine was accelerated, which shares were originally scheduled to vest on June 17, 2022.

(10)

Ms. Mielke was appointed to our Board of Directors on September 15, 2022, effective September 21, 2022. In connection with her appointment, 16,639 DRSUs with a grant date fair value of $81,365 were awarded on September 21, 2022.

(11)

Mr. Singleton III was appointed to our Board of Directors on January 21, 2022. In connection with his appointment, 6,932 shares of restricted stock with a grant date fair value of $39,997 were awarded on January 21, 2022. In addition, 19,762 DRSUs with a grant date fair value of $99,996 were awarded on July 25, 2022.

38    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

Proposal 2

Ratification of the Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Ernst & Young LLP acted as our independent registered public accounting firm for the year ended December 31, 2022. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

Our organizational documents do not require that the stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. We request such ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company and our stockholders.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2022 and 2021 (in thousands):

	2022	2021

Audit Fees(1)	$1,512	$1,360

Audit-Related Fees(2)	45	44

Tax Fees	—	—

All Other Fees	—	—

Total Fees	$1,557	$1,404
(1)

Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our statutory and regulatory filings, audit of our internal control over financial reporting, audits of the financial statements of certain consolidated subsidiaries and issuance of comfort letters.

(2)	Fees related to the audits of our employee benefit plan during the years ended December 31, 2022 and 2021.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves each audit and non-audit service rendered by Ernst & Young LLP to us, including the fees and terms thereof. The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting pursuant to the Audit Committee Charter. In accordance with this policy, the Audit Committee pre-approved all fees described above before services were rendered.

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Proposal 2

REQUIRED VOTE

The affirmative vote of a majority of votes cast is necessary for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes, if any, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 2 ON YOUR PROXY CARD)

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Audit Committee Report

The Audit Committee of the Board of Directors has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2022 and has discussed these statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm. The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Ernst & Young LLP is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.

The Audit Committee also received from, and discussed with, Ernst & Young LLP the written disclosures and other communications required under Public Company Accounting Oversight Board (“PCAOB”), Auditing Standard 1301, Communications with Audit Committees, including among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•

the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management regarding financial accounting and reporting matters and audit procedures.

Ernst & Young LLP also provided the Audit Committee with the written disclosures and the letter required by Rule 3526 of the PCAOB. PCAOB Rule 3526 requires independent registered public accounting firms annually to disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with Ernst & Young LLP their independence from the Company.

Based on its discussions with management and our independent registered public accounting firm, and its review of the representations and information provided by management and our independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the proxy statement in which this Report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.

Members of the Audit Committee*

Anthony Bossone (Chair)	Smita Conjeevaram	Harold Singleton III
*	Mr. Singleton joined the Audit Committee in May 2022.

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Proposal 3

Vote on an Advisory Resolution to Approve the Compensation of Our Named Executive Officers

The Board of Directors is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Exchange Act, the Board of Directors is providing our stockholders with an opportunity to vote on an advisory resolution to approve the compensation of our named executive officers.

As described in the section titled “Executive Compensation – Compensation Discussion and Analysis,” we have developed a compensation policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term stockholder value. We believe our compensation policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.

For the reasons discussed above, the Board of Directors unanimously recommends that stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2023 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other compensation related tables and disclosure.”

As this vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee and neither the Board of Directors nor the Compensation Committee will be required to take any action as a result of the outcome of this vote. However, the Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of this vote when considering future executive compensation policies. The Board of Directors has adopted a policy providing for an annual say-on-pay vote. Unless the Board of Directors modifies this policy, the next say-on-pay vote will be held at our next annual stockholders meeting in 2024.

REQUIRED VOTE

The affirmative vote of a majority of votes cast is necessary for the approval of the advisory resolution to approve the compensation of our named executive officers. Abstentions and broker non-votes, if any, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(PROPOSAL NO. 3 ON YOUR PROXY CARD)

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Proposal 4

Ratification of the Adoption by Our Board of Directors of the Stockholder Rights Agreement

You are being asked to ratify the adoption by the Board of the Stockholder Rights Agreement, dated March 17, 2023 (the “Rights Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent. Stockholder ratification of the Rights Agreement is not required by applicable law, or by our Amended and Restated Certificate of Incorporation, by-laws, or other governing documents. Nonetheless, the Board has determined to request stockholder ratification of the adoption of the Rights Agreement to determine the viewpoint of stockholders as to the advisability of the Rights Agreement and as a matter of good corporate governance. The Rights Agreement is intended to protect WisdomTree and its stockholders from efforts by a single stockholder or group of stockholders to obtain control of WisdomTree without paying a control premium. If stockholders do not ratify the adoption of the Rights Agreement, it will expire automatically at the close of business on the day after the Annual Meeting.

Background of the Rights Agreement

The Board adopted the Rights Agreement on March 17, 2023. The Rights Agreement contains a number of recognized stockholder protections, including: (i) the term of the Rights Agreement is one year, unless it is not approved by stockholders at the Annual Meeting, in which case it will expire automatically on the day after the Annual Meeting; (ii) the ownership trigger threshold is bifurcated in that for a “flip-in” or “flip-over” event it has been set at ten percent (10%) of our common stock for certain stockholders and twenty percent (20%) in the case of passive stockholders or “13G Investors” as defined below; (iii) no dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors of the Company to redeem the Rights (as defined below) or otherwise make the Rights Agreement non-applicable to a particular transaction; and (iv) a stockholder redemption feature that, pursuant to the terms of the Rights Agreement, provides that if the Company receives a Qualifying Offer (as defined below) and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting of stockholders for the purpose of voting on whether to exempt such Qualifying Offer from the terms of the Rights Agreement (the “Special Meeting”), in each case by the end of the 90 business days following the commencement of such Qualifying Offer, and such offer remains a Qualifying Offer, the holders of record of 10% of our common stock may request that the Board call a special meeting of stockholders to vote on a resolution authorizing the exemption of the Qualifying Offer from the terms of the Rights Agreement.

The Board adopted the Rights Agreement in response to stockholder activism concerns. Specially, the Board considered that at the time of the adoption of the Rights Agreement: (i) ETFS Capital was the Company’s third largest stockholder, owning approximately 10.2% of the Company’s common stock; (ii) ETFS Capital ran a proxy contest at the Company’s 2022 annual meeting of stockholders, had informed a WisdomTree director on March 10, 2023 that it planned to run a proxy contest at the Annual Meeting, and on March 9, 2023 had taken initial steps required under the Company’s by-laws to prepare an advance notice of nomination by requesting a director questionnaire and form of representation and agreement from the Company; (iii) in 2022, ETFS Capital formed a “group” with Lion Point Capital, LP (“Lion Point”) and ETFS Capital and Lion Point subsequently submitted an advance notice of nomination and threatened to run a proxy contest at the 2022 annual meeting of stockholders, which was ultimately settled under the Cooperation Agreement; (iv) Mr. Tuckwell and other representatives of ETFS Capital had several times over the course of the past two years expressed a different strategic vision for the Company, including indicating in multiple direct engagements with the Company in the fall of 2022 that the Company should no longer pursue its digital assets strategy; (v) two members of the Board were appointed to the Board pursuant to the Cooperation Agreement with ETFS Capital and Lion Point and such persons were nominated by ETFS Capital and Lion Point in their 2022 notice of nomination; and (vi) following the expiration of the standstill period under the Cooperation Agreement on March 17, 2023, in the absence of a stockholder rights agreement, ETFS Capital could acquire more shares of the Company’s common stock in the open market and/or form a “group” with another stockholder, as it did in 2022.

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Proposal 4

The Rights Agreement is intended to protect WisdomTree and its stockholders from efforts by a single stockholder or group of stockholders to obtain control of WisdomTree without paying a control premium. The Rights Agreement is similar to other rights agreements adopted by publicly held companies and is intended to promote the fair and equal treatment of all stockholders and to allow stockholders to realize the long-term value of their investment.

In making the decision to adopt the Rights Agreement, the Board consulted with its legal and financial advisors and carefully considered, among other things, the arguments for and against adopting such an agreement and the threat of stockholder activism posed by ETFS Capital. In light of the foregoing and for the reasons set forth below, on March 17, 2023, the Board declared a dividend of (i) one preferred stock purchase right (a “Right”) for each outstanding share of common stock of the Company and (ii) 1,000 Rights for each outstanding share of Series A Non-Voting Convertible Preferred Stock of the Company (the “Series A Preferred Stock”), to stockholders of record as of the close of business on March 28, 2023 (for purposes of this section, the “Record Date”). In addition, one Right will automatically attach to each share of common stock of the Company and 1,000 Rights will automatically attach to each share of Series A Preferred Stock, in each case, issued between the Record Date and the earlier of the Distribution Date (as defined below) and the expiration date of the Rights. Each Right entitles the registered holder to purchase from the Company a unit consisting of one ten-thousandth of a share (a “Unit”) of Series B Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a cash exercise price of $32.00 per Unit (the “Exercise Price”), subject to adjustment. The initial issuance of the Rights had no accounting or financial reporting impact and had no effect on our earnings per share.

On March 17, 2023, the Company and Continental Stock Transfer & Trust Company, LLC, as Rights Agent, entered into the Rights Agreement. In connection with the adoption of the Rights Agreement, and in order to set forth the rights, powers, and preferences of the Preferred Stock that are issuable pursuant to the Rights Agreement, the Company filed a Certificate of Designation for the Series B Junior Participating Cumulative Preferred Stock with the Secretary of State of the State of Delaware on March 17, 2023.

Reasons for the Rights Agreement

In light of the reasons set forth below, the Board believes that having the Rights Agreement in place is in the best interest of all of our stockholders:

•

Deter a Creeping Acquisition of Control. As noted above, ETFS Capital currently beneficially owns approximately 10.2% of our outstanding common stock. The Rights Agreement is designed to prevent the creeping acquisition of control of the Company that does not result in a premium being paid to all stockholders. The Board does not believe that ETFS Capital or any other investor should be able to increase their ownership level above the ownership thresholds set forth in the Rights Agreement through open market or privately negotiated purchases that may allow them, or any other investor to gain control of the Company without paying a fair price to all stockholders.

•

Better Ability for the Board to Respond to Unsolicited Acquisition Proposals. The Rights Agreement is intended to enable the Board, as elected representatives of the stockholders, to be better positioned to respond to an unsolicited acquisition proposal. It is also intended to ensure that all stockholders are treated fairly in an acquisition of the Company. The Rights Agreement does not prevent parties from making an unsolicited offer for, or acquisition of, the Company at a full and fair price and on fair terms. It does, however, give the Board the ability to defend stockholders against abusive or coercive takeover tactics by a potential acquirer that could be used to gain control of the Company without the acquirer paying all stockholders a fair price for their shares.

•

Encourages Good Faith Negotiations. The Rights Agreement is intended to induce potential acquirers to negotiate in good faith with the Board and thereby strengthens the Board’s bargaining position for the benefit of all stockholders by providing the Board with the opportunity, flexibility and additional time to: (i) determine whether any proposed transaction is in the best interests of all of our stockholders; (ii) attempt to negotiate better terms for any such transaction that, if accepted, would result in a transaction that the Board determines to be in the best interests of all of our stockholders; (iii) achieve a fair price for the stockholders that is consistent with the intrinsic value of the Company and its long-term prospects; (iv) reject any transaction that the Board determines to be inadequate; and (v) consider alternative transactions and opportunities. The existence of the Rights Agreement does not diminish the responsibility of the Board to consider acquisition proposals in a manner consistent with the Board’s fiduciary duties to stockholders.

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Proposal 4

•

Control of a Sale Process. The Rights Agreement is intended to enable the Board to better manage and control an auction of the Company or other sale process to the extent the Board may, in the future, decide to consider strategic alternatives or sell the Company. It enhances the Board’s ability to protect a negotiated transaction from uninvolved third parties once the auction or other sale process is completed. It also may be effective in providing the Board sufficient time to evaluate a proposed transaction and, if necessary, seek alternative courses of action to maximize stockholder value.

•

Deters an Acquirer from Seeking Control By Opportunistically Taking Advantage of Adverse Market Conditions. The Rights Agreement is also intended to deter an acquirer from taking advantage of adverse market conditions, short-term declines in share prices, or anticipated improvements in operating results before such improvements are fully reflected in the market price of our common stock, and from acquiring control of the Company at a price that does not reflect our intrinsic value or long-term prospects.

Summary of the Rights Agreement

The following is a summary of the terms of the Rights Agreement. All capitalized terms not defined in this summary have the meanings ascribed to such terms in the Rights Agreement. This summary and each statement contained in this summary is qualified in its entirety by reference to the complete text of the Rights Agreement, which is attached as Appendix A to this proxy statement and incorporated herein by reference. We urge you to carefully read the Rights Agreement in its entirety as the discussion below is only a summary.

Rights Dividend

Pursuant to the terms of the Rights Agreement, the Board of Directors declared a dividend distribution of (i) one Right for each outstanding share of common stock, par value $0.01 per share, of the Company and (ii) 1,000 Rights for each outstanding share of Series A Non-Voting Convertible Preferred Stock, par value $0.01 per share, of the Company, to stockholders of record as of the close of business on March 28, 2023. In addition, one Right will automatically attach to each share of Common Stock and 1,000 Rights will automatically attach to each share of Series A Preferred Stock, in each case, issued between the Record Date and the earlier of the Distribution Date (as defined below) and the expiration date of the Rights. Each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one ten-thousandth of a share of Series B Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company at a cash exercise price of $32.00 per Unit, subject to adjustment, under certain conditions specified in the Rights Agreement and summarized below.

Distribution Date

Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock and Series A Preferred Stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the Common Stock and Series A Preferred Stock and will become exercisable upon the earlier of (i) the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 10% (or 20% in the case of a person or group which, together with all affiliates and associates of such person or group, is the beneficial owner of shares of Common Stock of the Company representing less than 20% of the shares of Common Stock of the Company then outstanding, and which is entitled to file, and files, a statement on Schedule 13G pursuant to Rule 13d-1(b) or Rule 13d-1(c) of the General Rules and Regulations under the Exchange Act, as in effect at the time of the first public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock beneficially owned by such person or group) or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the Company or certain inadvertent actions by a stockholder (the date of such announcement being referred to as the “Stock Acquisition Date”), or (ii) the close of business on the tenth business day (or such later day as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that could result upon its consummation in a person or group becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”). A person or group who beneficially owned 10% or more (or 20% or more in the case of passive stockholders) of the Company’s outstanding Common Stock prior to the first public announcement by the Company of the adoption of the Rights Agreement will not be deemed an Acquiring Person so long as they do not acquire beneficial ownership of any

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Proposal 4

additional shares of Common Stock at a time when they still beneficially own 10% or more (or 20% or more in the case of passive stockholders) of such Common Stock, subject to certain exceptions as set forth in the Rights Agreement.

For purposes of the Rights Agreement, beneficial ownership is defined to include ownership of securities that are subject to a derivative transaction and acquired derivative securities. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership.

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (i) the Rights will be evidenced by the Common Stock or Series A Preferred Stock certificates (or, with respect to any uncertificated shares of Common Stock or Series A Preferred Stock registered in book entry form (“Book Entry Shares”), by notation in book entry) and will be transferred with and only with such shares of Common Stock or Series A Preferred Stock, (ii) new Common Stock or Series A Preferred Stock certificates or Book Entry Shares issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock or Series A Preferred Stock or Book Entry Shares will also constitute the transfer of the Rights associated with the Common Stock or Series A Preferred Stock represented thereby.

As soon as practicable after the Distribution Date, one or more certificates evidencing Rights (the “Right Certificates”) will be mailed to holders of record of Common Stock and Series A Preferred Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock or Series A Preferred Stock issued prior to the Distribution Date will be issued with Rights.

Subscription and Merger Rights

In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of shares of Preferred Stock, that number of shares of Common Stock of the Company (or, in certain circumstances, including if there are insufficient shares of Common Stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the “Subscription Right”). In the event that, at any time following the Stock Acquisition Date, (i) the Company consolidates with, or merges with and into, any other person, and the Company is not the continuing or surviving corporation, (ii) any person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) 50% or more of the Company’s assets or earning power is sold, mortgaged or otherwise transferred, each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the “Merger Right”). The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Agreement) become null and void.

Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for shares of Common Stock, other securities of the Company, other consideration or for common stock of an acquiring company.

Exchange Feature

At any time after a person becomes an Acquiring Person, the Board of Directors may, at its option, exchange all or any part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock for each Right, subject to adjustment as specified in the Rights Agreement. Notwithstanding the foregoing, the Board of Directors generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of 50% or more of the Common Stock of the Company.

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Proposal 4

Adjustments

The Exercise Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. The Company is not obligated to issue fractional shares. If the Company elects not to issue fractional shares, in lieu thereof an adjustment in cash will be made based on the fair market value of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption

The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors) by the Board of Directors only until the earlier of (i) the time at which any person becomes an Acquiring Person or (ii) the expiration date of the Rights Agreement. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

Amendment

The Rights Agreement may be amended by the Board of Directors in its sole discretion at any time prior to the time at which any person becomes an Acquiring Person. After such time the Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

Expiration Date

The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 16, 2024; provided that if the Company’s stockholders have not ratified the Rights Agreement by the close of business on the first day after the Annual Meeting (including any adjournments or postponements thereof), the Rights will expire at such time, in each case, unless previously redeemed or exchanged by the Company.

Qualifying Offer

The Rights Agreement provides the holders of the Common Stock with the ability to exempt an offer to acquire, or engage in another business combination transaction involving, the Company that is deemed a “Qualifying Offer” (as defined in the Rights Agreement) from the terms of the Rights Agreement. A Qualifying Offer is, in summary, an offer determined by a majority of the independent members of the Board to have specific characteristics that are generally intended to preclude offers that are coercive, abusive or highly contingent. Among those characteristics are that it be: (i) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the Common Stock; and (ii) an offer that is otherwise in the best interests of the Company’s stockholders. The Rights Agreement provides additional characteristics necessary for an acquisition offer to be deemed a “Qualifying Offer,” including if the consideration offered in a proposed transaction is stock of the acquiror.

Pursuant to the Rights Agreement, if the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of the Rights Agreement or called a Special Meeting for the purpose of voting on whether to exempt such Qualifying Offer from the terms of the Rights Agreement, in each case by the end of the 90 business day period following the commencement of such Qualifying Offer, provided such offer

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Proposal 4

remains a Qualifying Offer during such period, the holders of 10% of the Common Stock may request that the Board call a Special Meeting to vote on a resolution authorizing the exemption of the Qualifying Offer from the terms of the Rights Agreement. If such a Special Meeting is not held by the 90th business day following the receipt of such a request from stockholders to call a Special Meeting, the Qualifying Offer will be deemed exempt from the terms of the Rights Agreement on the 10th business day thereafter.

Certain Anti-Takeover Effects

The Rights Agreement is intended to protect stockholders from coercive or otherwise unfair takeover tactics that would allow a third party to gain control of the Company without paying stockholders an appropriate control premium. The Board believes that the adoption of the Rights Agreement for the reasons described above is in the best interests of the Company and all of its stockholders. In making your voting decision, stockholders should consider that, while the Rights Agreement is not intended to prevent a takeover of the Company, it does have a potential anti-takeover effect.

Generally, the Rights Agreement works by causing substantial dilution to any person or group (other than specified exempt persons) that acquires 10% (or 20% in the case of a 13G Investor) or more of the shares of common stock (which includes for this purpose stock referenced in derivative transactions and securities) without the approval of the Board. As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board. These provisions are not intended to prevent parties from making an unsolicited offer for or acquisition of the Company at a full and fair price and on fair terms. In addition, neither the Rights Agreement nor the Rights should interfere with any merger, tender or exchange offer or other business combination approved by the Board. However, these provisions apply even if the offer may be considered beneficial by some stockholders and could delay or prevent an acquisition that our Board determines is not in the best interests of the Company and all of its stockholders.

Effect of Stockholders Not Ratifying the Rights Agreement

None of the Amended and Restated Certificate of Incorporation, the by-laws, or applicable law requires stockholder ratification of the adoption of the Rights Agreement. However, the Board considers a proposal for stockholders to ratify the adoption of the Rights Agreement a matter of good corporate governance. If stockholders do not ratify the adoption of the Rights Agreement, it will expire automatically at the close of business on the day after the Annual Meeting.

REQUIRED VOTE

The affirmative vote of a majority of votes cast is necessary to ratify the adoption of the Rights Agreement. Abstentions and broker non-votes, if any, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE ADOPTION BY OUR BOARD OF DIRECTORS OF THE STOCKHOLDER RIGHTS AGREEMENT

(PROPOSAL NO. 4 ON YOUR PROXY CARD)

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Executive Compensation

COMPENSATION COMMITTEE REPORT

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee of the Board of Directors of WisdomTree has reviewed and discussed with management the information contained in the “Compensation Discussion and Analysis” section of this proxy statement for the fiscal year ended December 31, 2022. Based upon that review and discussion, the Compensation Committee has recommended to the Board of Directors that the information set forth below under the heading “Compensation Discussion and Analysis” be included in this proxy statement.

Compensation Committee

Frank Salerno (Chair)	Lynn S. Blake	Anthony Bossone	Win Neuger

COMPENSATION DISCUSSION AND ANALYSIS

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Executive Compensation

Introduction

This Compensation Discussion and Analysis describes the comprehensive information regarding our compensation programs and policies for our CEO, our CFO and the next three highest compensated named executive officers for the year ended December 31, 2022. We collectively refer to these executive officers as the NEOs.

Name	Title

Jonathan Steinberg	Chief Executive Officer (CEO or PEO)

Bryan Edmiston	Chief Financial Officer (CFO)

R. Jarrett Lilien	President and Chief Operating Officer (COO)

Alexis Marinof	Head of Europe (HoE)

Peter M. Ziemba	Senior Advisor to the CEO and Chief Administrative Officer (CAO)

We believe we provide a competitive total compensation opportunity for our NEOs through a combination of base salary, cash incentive bonuses, equity incentive compensation and broad-based benefits programs. This Compensation Discussion and Analysis explains the following:

•	our compensation philosophy and objectives;

•	our compensation process, including the roles our Compensation Committee, management and compensation consultant serve in the process;

•	our policies and practices with respect to each compensation element; and

•	our 2022 compensation results.

Consideration of Results of Say-on-Pay Vote

Each year, we provide our stockholders with the opportunity to cast an advisory vote on compensation paid to our NEOs (“say-on-pay”). At the 2022 annual meeting of stockholders, our say-on-pay proposal received support from stockholders, with 91% of the shares voted casting a vote in favor of the proposal. We regularly engage with our stockholders on a variety of business matters and are committed to continuously evaluating our executive compensation program in light of feedback received from stockholders and ensuring that our executive compensation disclosures are transparent and our executive compensation programs align the interests of our executive officers with those of our stockholders. The Compensation Committee considered the outcome of stockholder engagement, as well as the results of the stockholders’ advisory vote at our 2022 annual meeting and, in light of the strong support for our compensation programs evidenced by our say-on-pay results, decided to maintain our general approach to executive compensation. This includes the following enhancements previously disclosed in our proxy statement for our 2022 annual meeting that were implemented in 2022:

•

greater weight was ascribed to quantitative performance metrics such that the achievement of quantitative metrics determined 75% of the executive incentive compensation pool and the remaining 25% was determined by the Compensation Committee based on qualitative results, representing a shift from the prior 50%-50% quantitative-qualitative mix applicable to 2021 compensation;

•

all NEOs received a greater percentage of incentive compensation in the form of equity, including an equity payout of 60% for our CEO compared to 52% in 2021, of which 50% consisted of performance-based restricted stock units and 50% consisted of time-based restricted stock awards;

•

the Compensation Committee adopted a compensation clawback policy, pursuant to which we may recoup all or a portion of the value of any cash or equity incentive compensation provided to any current or former executive officers and certain other employees in the event that our financial statements are restated due to material noncompliance with any financial reporting requirement under the securities law; and

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•

our Board of Directors adopted a new 2022 Equity Plan, which provides, among other things, that dividends on unvested time-based equity awards granted under the 2022 Equity Plan will not be paid when declared as was the case under the 2016 Equity Plan, but instead will accrue and not be paid unless and until the award vests. As a result, no dividends will be paid with respect to unvested awards under the 2022 Equity Plan.

Executive Summary

Business Overview

2022 was a unique and exciting year for WisdomTree. While operating in a challenging macroenvironment, we successfully broadened and grew our ETP business and advanced our early mover strategic expansion into digital assets and blockchain-enabled finance.

We recently completed our tenth consecutive quarter of net inflows, and we see opportunities for continued organic growth in our ETP business. With over $12 billion of net inflows in 2022, we have achieved a 16% annualized pace of organic flow growth – the best of all publicly traded U.S. asset managers and our strongest flowing year since 2015. Our success over the past year has been driven by strong breadth and depth of global flows, with inflows into seven of our eight major product categories. We launched 18 new ETPs globally in 2022 and have new products in the pipeline for the upcoming year, which we expect to serve as another lever of future growth. Our AUM as of March 31, 2023 was $90.7 billion, having generated over $6.3 billion of additional net inflows through March 31 2023 and having benefited from market appreciation. Our products are well positioned for the rotation to value, driven by rising interest rates and an inflationary environment and have delivered outstanding performance.

Our models strategy is succeeding as we continue to expand both the number of model partners and the number of models on their platforms. We are focused on partner platforms such as Merrill Lynch, Morgan Stanley and others, as well as being an outsourced solution for smaller registered investment advisers and independent broker-dealers to make model portfolios easier to trade through our Portfolio & Growth Solutions program that we launched in April 2022. Continued success in winning advisor mindshare should lead to model flows that are recurring in nature and stackable on top of our current inflow profile.

We also have advanced our strategic expansion into digital assets and blockchain-enabled finance. Our digital assets strategy is a natural extension of our core business that we believe will bring us new, diversified and high-growth revenue streams. In 2022, we tokenized real-world assets like physical gold (i.e., gold tokens) and U.S. dollars. We also achieved key milestones with the SEC declaring effective the registration of 10 blockchain-enabled funds, allowing us to lay claim to the deepest exposures in the new digital wrapper. Looking ahead, WisdomTree Prime™, our blockchain-native wallet developed for saving, spending and investing in both native crypto assets and tokenized versions of mainstream financial assets, is on track for a nationwide rollout targeted in 2023. The Financial Industry Regulatory Authority approved our limited purpose broker-dealer, WisdomTree Securities, Inc., to operate as a mutual fund retailer, which will allow it to facilitate transactions in digital or blockchain-enabled mutual funds offered in the WisdomTree Prime mobile application. As an early mover in digital assets and blockchain-enabled financial services, we are ahead of the curve and establishing ourselves as a leader in this space.

Overall, we have a strong foundation for growth with our scalable business model, excellent product positioning and performance, a broad and growing managed models business and innovative approach to digital assets and blockchain-enabled finance. We are well positioned to continue on our growth trajectory and identify further opportunities to expand our business and reach a greater addressable market.

In addition, 2022 was an important one for our WisdomTree team. We are proud to have been named 2022 Best Places to Work in Money Management by Pension & Investments for the third consecutive year, and this year securing the top ranking for firms in the 100-499 employees category. We were also named Best Workplace for medium-sized companies in the U.K. for the third consecutive year and a 2022 Best Workplace for Women for medium-sized companies by Great Place to Work. We achieved overall positive results from our 2022 global employee engagement survey, which we believe has contributed to our strong performance this year, as well as to our continued ability to attract and retain top talent, evidenced by our employee retention rate of 88% in 2022.

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Executive Compensation

Compensation Overview

2022 Highlights. 2022 was marked by many achievements in advancing our long-term strategic objectives, fostered by an employee-centric culture that is contributing to our success. It was also a year of heightened volatility with major market indices operating near bear market territory, resulting in negative market movement reducing our AUM by almost $8 billion and our revenues by approximately $20 million. However, we overcame this challenging market backdrop by generating net inflows of $12.2 billion during the year ended December 31, 2022, representing 16% annualized organic flow growth – the best of all publicly traded U.S. asset managers, and our strongest flowing year since 2015. This performance largely offset the impact of negative market movement on our revenues, which were essentially unchanged as compared to the prior year.

Our ability to overcome adverse market conditions was reflected in our stock price performance in relation to our peers. Our total shareholder return (“TSR”) ranking was 2nd among a peer group of 13 publicly traded asset managers.

Actual quantitative performance of our incentive compensation pool was 156.1% of target, which was largely driven by net inflows and our relative TSR ranking. However, in recognition of the challenging market conditions and the resulting adverse impact on our revenues, operating income and operating margin, the Compensation Committee in consultation with Frederic W. Cook & Co. (“FWC”), the Compensation Committee’s independent compensation consultant, exercised negative discretion, setting the qualitative amount at 78.4% of target. This resulted in a total incentive compensation pool approved by the Compensation Committee that was 136.7% of the target amount for 2022.

Impact of Total Shareholder Return on NEO Compensation. A significant portion of our executive compensation program is linked to shareholder return, as follows:

•

relative TSR is a performance metric included in our performance-based incentive compensation program for our NEOs. The 2022 funded payout percentage for this performance metric was 224.9% of target. See “2022 Incentive Compensation Program and Results” below;

•

long-term incentive compensation is granted entirely in the form of equity, the value of which is explicitly linked to TSR, and is comprised of both restricted stock awards and relative TSR-based performance-based restricted stock units, or PRSUs;

•

PRSUs granted for 2022 performance in January 2023 to our CEO and COO represent 50% of each of their respective long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of each of their respective long-term equity awards granted; and

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•

the payout on PRSUs that vested in January 2022 and January 2023 was 0% and 76.92%, respectively, of the target number of PRSUs based on the TSR of our common stock relative to the respective TSRs of the stocks of the Traditional Asset Manager Peer Group (defined below), each measured over a three-year period from the grant date, as determined by an independent valuation specialist. See “Components of Compensation – Performance Based Restricted Stock Units (PRSUs)” below.

2023 Compensation Program Updates. We made the following enhancements to our incentive compensation program that will take effect prospectively beginning in 2023:

•

New performance metric. We introduced an additional performance metric, “Annualized Run Rate Revenue (“RRR”) from Flows” which will be computed by multiplying net flows of each of our ETPs by its expense ratio. This metric will be weighted equally with our Net Inflows metric (9.375% in each case) and represents a financial measure (revenue associated with flows) derived from a non-financial measure (net flows). We believe this new metric is a meaningful enhancement to our incentive compensation program as the composition of our flows impacts the magnitude of the change to our operating revenues.

•

Adjustment to payout curve. We adjusted the payout curve for financial metrics (revenues, adjusted operating income and adjusted operating margin) to be computed using two to one leverage instead of one to one leverage. For example, if actual performance is 98% of target, the payout will be 96% (i.e. 100%, minus (2% x 2)), and if actual performance is 102% of target, the payout will be 104% (i.e. 100%, plus (2% x 2)). This enhancement was made to further align pay and performance by reducing the payout when below target and further increasing the payout when above target.

•

Severance Plan and Amended Employment Agreements. See “Employment Agreements and Severance Plan” below for a description of our Severance Plan and Restrictive Covenant Agreement (each defined below) applicable to our CFO, and the amendment to employment agreements with each of our CEO, COO, CAO and HoE that we entered into in April 2023.

Our Compensation Philosophy and Objectives

Our compensation philosophy and objectives are primarily shaped by strategies targeted to achieve our long-term goals within the business environment in which we operate. We operate in a highly competitive and challenging business environment and we expect competition to continue and intensify. We directly compete with numerous other ETP sponsors and indirectly compete with other larger and multi-national traditional asset management companies. We compete on a number of factors, including the breadth and depth of our product offerings as well as the investment performance and fees of our ETPs.

Competition in the digital assets industry on a global basis is also increasing, ranging from large, established financial incumbents to smaller, early-stage financial technology providers and companies. As mentioned above, we have been positioning ourselves to expand beyond our existing ETP business by introducing new revenue streams and expanding our offerings to include a new financial services mobile application, WisdomTree Prime™, a blockchain-native wallet developed for saving, spending and investing in both native crypto assets and tokenized versions of mainstream financial assets (e.g., physical gold). This new mobile application will allow retail consumers to purchase, sell and exchange dollar tokens, gold tokens, other digital assets and blockchain assets, such as digital or blockchain-enabled funds, made available in the mobile application.

We believe our long-term success depends on our ability to:

•	innovate and introduce new products through traditional ETPs;

•	grow organically by increasing our ETP inflows and generating strong after-fee performance track records;

•	successfully implement our strategy related to digital assets and blockchain-enabled financial services, including WisdomTree Prime™;

•	introduce new revenue streams and generate improved financial results; and

•	employ the industry’s most talented, professional and dedicated people at all levels.

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Executive Compensation

The primary objectives of our compensation programs are to:

•	attract, retain, and motivate our professional, dedicated and expert employees in the highly competitive asset management industry;

•	reward and retain employees whose knowledge, skills and performance are critical to our continued success;

•	align the interests of all of our employees with those of our stockholders by motivating them to increase stockholder value; and

•	motivate our executives to manage our business to meet short-term and long-term objectives and reward them appropriately for meeting or exceeding them.

The following principles guide our compensation programs:

•

Pay-for-performance. Our compensation programs are designed to reward our employees for their individual performance as well as the Company’s performance. If an employee is a top-tier performer, the employee should receive higher rewards. Likewise, where individual performance and/or Company performance falls short of expectations, the programs should deliver lower levels of compensation. However, the objectives of pay-for-performance and retention must be balanced. Even in periods of temporary downturns in our performance, our programs should continue to ensure that our successful, high-achieving employees remain motivated and committed to us.

•

Every employee should be a stakeholder aligned with our stockholders. A key factor in our success has been and continues to be fostering an entrepreneurial culture where our employees act and think like our owners. As such, our compensation programs encourage equity ownership throughout our organization to align our employees’ interests with our stockholders. Accordingly, our equity awards are long-term in nature and our employees receive equity awards as part of their year-end compensation.

•

Higher levels of responsibility are reflected in compensation. Compensation is based on each employee’s level of job responsibility. As employees progress to higher levels in our organization, an increasing proportion of their pay is at risk and tied to our long-term performance because they are more able to impact our results.

•

Competitive compensation levels. Our compensation programs reflect the value of the position in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other premier employers who compete with us for talent.

•

Team approach. Our success has been based on the coordinated efforts of all our employees working towards common goals, not on the efforts of any one individual. As such, our compensation programs should be applied across the organization, accounting for differences in job responsibilities and marketplace considerations. Perquisites are rare and limited to those that are important to our employees’ ability to carry out their responsibilities safely and effectively.

•	Align with long-term success. Our compensation programs closely link equity incentive rewards to our long-term strategic priorities and successes and not to short-term excessive risk taking.

We believe we have designed competitive compensation packages that incorporate the above principles and ensure that our executive compensation is aligned with our corporate strategies and business objectives.

Components of Compensation

We have established the following components of compensation to satisfy our compensation objectives:

•	base salary;

•	incentive compensation, consisting of a combination of cash and long-term equity awards;

•	benefit programs; and

•	severance and change of control benefits for NEOs.

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Executive Compensation

These components provide competitive compensation packages that recognize and reward individual contributions; ensure that executive compensation is aligned with corporate strategies and business objectives; and promote the achievement of key strategic and operating performance measures.

Base Salary

We use base salary as a means of providing steady pay or a fixed source of compensation for our NEOs, allowing them a degree of certainty to attract and retain them. While base salaries are an important component in the overall compensation package, we believe the majority of our NEOs’ compensation should be earned through cash and equity awards.

Incentive Compensation

Incentive compensation consists of two components: cash and long-term equity awards.

Cash. The cash component of incentive compensation is used to motivate and reward our employees for achieving certain short-term operating, financial and other business goals as well as individual performance.

Long-Term Equity Awards. Because short-term performance does not by itself accurately reflect our overall performance or the return realized by our stockholders, we grant equity awards to our employees as a long-term incentive. We believe that providing equity ownership:

•	serves to align the interests of our employees with our stockholders by creating an ownership culture and a direct link between compensation and stockholder return;

•	creates a significant, long-term interest for our employees to contribute to our success;

•	aids in the retention of employees in a highly competitive market for talent; and

•	allows employees to participate in our longer-term success through potential stock price appreciation.

In determining the appropriate mix of short-term and long-term incentive compensation to our executives and all of our employees, our Compensation Committee and management believe that employees with higher authority, responsibility and ability to significantly influence our growth and profitability should receive their incentive compensation more weighted towards long-term equity to further align their interest with our long-term success. As a result, incentive compensation paid to our CEO is most heavily weighted toward long-term equity incentives, followed by our COO, and then our other NEOs. Long-term equity awards consist of restricted stock awards and PRSUs.

Restricted Stock

Restricted stock awards vest in equal annual installments over three years commencing on the first anniversary of the grant date. The number of shares of restricted stock granted to our NEOs was determined by dividing the dollar value of such awards by the closing price of our common stock on the grant date. Restricted stock awards granted for 2022 performance in January 2023 to our CEO and COO represent 50% of each such NEO’s long-term equity awards. Restricted stock awards granted to our other NEOs represent 75% of each such NEO’s long-term equity awards.

Performance Based Restricted Stock Units (PRSUs)

Our PRSUs cliff vest at the end of three years if certain pre-determined relative TSR levels are achieved. The number of PRSUs granted to our NEOs was determined by dividing the dollar value of such awards by the grant date fair market value of the PRSUs as determined by an independent valuation consultant. PRSUs granted for 2022 performance in January 2023 to our CEO and COO represent 50% of each of their respective long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of each of their respective long-term equity awards granted.

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Executive Compensation

While a target number of PRSUs was initially granted, the number of PRSUs that will ultimately be earned and vest is tied to how our TSR compares to a peer group of other publicly traded asset managers over the three-year period and could range from 0% to 200% of the target number of PRSUs granted. We refer to this peer group as the “Traditional Asset Manager Peer Group,” which for the years ended December 31, 2022, 2021 and 2020, was comprised of the following companies that generally are covered by analysts who also provide coverage on our Company:

• Alliance Bernstein Holding L.P. • Affiliated Managers Group, Inc. • Artisan Partners Asset Management Inc. • Franklin Resources, Inc. • Blackrock, Inc. • BrightSphere Investments Group Inc.	• Federated Hermes, Inc. • Invesco Ltd. • Janus Henderson Group plc • T. Rowe Price Group, Inc. • Virtus Investment Partners, Inc. • Victory Capital Holdings, Inc.

Eaton Vance Corp. and Waddell & Reed Financial, Inc. were included in the peer group during the year ended December 31, 2020, but were removed from the peer group as they were acquired during the year ended December 31, 2021.

The TSR for each member of the Traditional Asset Manager Peer Group is derived from the average per-share value of the publicly traded common stock of each peer group member for the 90-calendar day period ending on the grant date and vest date and includes the impact of dividends. With respect to the PRSUs granted for 2022 performance in January 2023, the number of PRSUs that will ultimately be earned and vest is determined as follows:

•	If the relative TSR is below the 25th percentile, then 0% of the target number of PRSUs granted will vest.

•	If the relative TSR is at the 25th percentile, then 50% of the target number of PRSUs granted will vest.

•

If the relative TSR is above the 25th percentile, then linear scaling is applied such that the percent of the target number of PRSUs vesting is 100% at the 50th percentile; and capped at 200% of the target number of PRSUs for performance at or above the 85th percentile.

•	If our absolute TSR is negative, the number of PRSUs vesting is capped at 100% of target regardless of the relative TSR percentile.

As stated above in the section titled “Our Compensation Philosophy and Objectives,” those individuals with greater levels of authority and responsibility receive a higher amount of their incentive compensation in the form of equity awards. Accordingly, we granted a greater proportion of incentive compensation in equity to our NEOs as compared to our other employees. See “2022 Total Compensation” below for further information regarding actual compensation paid to our NEOs.

Benefits and Perquisites

As stated above in the section titled “Our Compensation Philosophy and Objectives,” our NEOs and Compensation Committee agree that perquisites should be rare and limited to those that are important to our employees’ ability to carry out their responsibilities safely and effectively. Our NEOs are entitled to participate in directors’ and officers’ liability insurance, as well as the various benefits made available to our other employees on the same terms as other employees, such as our group health plans, paid vacation and sick leave, basic life insurance, short- and long-term disability benefits and a 401(k) plan with a Company matching contribution of up to 50% of eligible employee contributions.

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Severance and Change of Control Benefits

In accordance with the terms of the employment agreements with our CEO, COO and CAO, the Severance Plan in effect for our CFO in 2023 and the amendment to the employment agreement in effect for our HoE in 2023, each as described below, our NEOs are entitled to specified benefits in the event of termination of their employment under certain conditions, including partial acceleration of unvested equity awards and specified severance payments and benefits.

Our NEOs also are entitled to specified benefits in the event of involuntary termination of their employment without cause or voluntary termination for good reason within 18 months after a change of control, including accelerated vesting of unvested equity awards and specified cash severance payments and benefits. In addition, if a change of control occurs within 12 months following the NEO’s involuntary termination without cause or voluntary termination for good reason, all unvested time-based equity awards will accelerate and vest on the effective date of the change of control and unvested equity awards subject to performance-based vesting (currently, PRSUs), will vest in accordance with the terms of the applicable award agreement. Further, if a change of control occurs during the employment of our NEOs, all unvested time-based equity awards held by our CEO, COO and CAO will accelerate and vest on the effective date of the change of control and unvested equity awards subject to performance-based vesting (currently, PRSUs) of our NEOs will vest in accordance with the terms of the applicable award agreement.

We have provided more detailed information about these severance and change of control benefits, along with estimates of value under various circumstances, in the table below under “Potential Payments Upon Termination or Change of Control” and under the heading “Employment Agreements and Severance Plan” below.

Our goal in providing severance and change of control benefits is to offer sufficient certainty in compensation such that our executive officers will focus their full time and attention on the requirements of the business rather than the potential implications for their respective positions. We believe these benefits assist in maintaining a competitive position in terms of attracting and retaining key executives, which is in the best interests of our stockholders.

Role of the Compensation Committee, Performance Evaluations and Management

The Compensation Committee, which is comprised entirely of independent directors, is responsible for the general oversight of our compensation policies and practices. The Compensation Committee also reviews the overall compensation structure and evaluates the performance of our NEOs in order to determine that compensation is fair, reasonable, competitive and consistent with our compensation philosophies and objectives based on their collective experiences and business judgment. The Compensation Committee engages an independent compensation consultant to provide advice with respect to executive compensation.

The Compensation Committee specifically evaluates the performance of our CEO and, with input from our CEO, the overall performance of our other NEOs. The Compensation Committee also discusses the overall performance and compensation of our NEOs with members of our Board of Directors and presents them with information regarding compensation matters throughout the year as needed.

The Compensation Committee oversees the development, implementation and administration of our compensation programs, including all compensation plans adopted by the Board of Directors under which equity grants are made, and determines and approves performance measures and goals and objectives relevant to the compensation program. In addition, the Compensation Committee evaluates the performance of the CEO in light of those goals and objectives, determines and approves the CEO’s compensation based on this evaluation, reviews and approves the compensation of the other NEOs, reviews and approves all discretionary bonuses to our employees, and reviews and approves employment, severance, and change of control agreements as well as any other supplemental benefits provided to our NEOs and other senior employees under the Compensation Committee’s purview. The Compensation Committee also reviews and makes recommendations to our Board of Directors with respect to directors’ compensation. The Compensation Committee also works with management to annually review and reassess the adequacy of its charter, proposing changes as necessary to our Board of Directors for approval.

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Executive Compensation

Our NEOs play a critical role in setting or recommending compensation levels throughout our organization. Our CEO makes incentive compensation recommendations to the Compensation Committee for the NEOs other than the CEO. In considering the CEO’s recommendations, the Compensation Committee evaluates results measured by the performance measures, goals and objectives of our compensation programs as well as qualitative factors to ensure that compensation is fair, reasonable, competitive and consistent with our compensation philosophy and objectives.

Our NEOs work with the Compensation Committee to design and develop compensation programs applicable to all our employees, including recommending changes to existing compensation programs and operational performance targets, preparing analyses of Company financial or operational data or other Compensation Committee briefing materials, analyzing industry data, and, ultimately, implementing the decisions of the Compensation Committee.

Use of Compensation Consultant

The Compensation Committee has retained FWC, an independent compensation consultant, to provide objective advice on the pay practices, compensation plan design and the competitive landscape for compensation. The compensation consultant also reviews and makes recommendations for the selection process and pay information used for market compensation benchmarking discussed below. WisdomTree pays the cost for FWC’s services. However, the Compensation Committee retains the sole authority to direct, terminate or continue FWC’s services. The Compensation Committee has confirmed the independence of FWC in accordance with SEC and NYSE rules and has determined that their work has not raised any conflicts of interest.

Market Compensation Benchmarking

The Compensation Committee monitors relevant market and industry statistics on executive compensation as one of several factors it considers in determining compensation of our NEOs. In making compensation decisions, the Compensation Committee reviews:

Industry surveys. McLagan Partners, Inc., a compensation consulting firm for the financial services industry, prepares annual comprehensive compensation surveys for the asset management industry. These surveys consist of consolidated compensation information of publicly traded and private asset management firms.

Industry peers. Publicly disclosed pay information for certain publicly traded asset management firms that are generally similar in size, market capitalization, product offering or financial metrics as WisdomTree.

The Compensation Committee uses this information to inform compensation decisions and to understand evolving pay trends at asset managers; however, the Compensation Committee recognizes that there are inherent limitations on the comparability and usefulness of the market data, including time lags, differences in scope of responsibilities, geographic differences and other factors. While the Compensation Committee believes such comparative information is useful, such data is intended solely to serve as a reference point to assist the Compensation Committee in its discussions and deliberations.

At the beginning of the year, the Compensation Committee, working with FWC, reviews the appropriateness of the companies included in the industry peer group that we refer to as the “Compensation Peer Group.” The Compensation Peer Group median is used to determine the target compensation of the CEO and as a reference point for the other NEOs. The Compensation Committee will adjust this peer group based on metric changes of the peer group average relative to

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WisdomTree. Relevant metrics considered by the Compensation Committee include AUM, financial metrics, number of employees and market capitalization. The 2022 CEO Compensation Peer Group, which is unchanged from the prior year, is set forth below:

•	Alliance Bernstein Holding L.P.

•	Artisan Partners Asset Management Inc.

•	B. Riley Financial, Inc.

•	Blucora, Inc.

•	BrightSphere Investments Group Inc.

•	Cohen & Steers, Inc.

•	Diamond Hill Investment Group, Inc.

•	Donnelley Financial Solutions, Inc.

•	Greenhill & Co., Inc.
•	Hercules Capital, Inc.

•	Main Street Capital Corporation

•	Moelis & Company

•	Pzena Investment Management, Inc.

•	Silvercrest Asset Management Group Inc.

•	Victory Capital Holdings, Inc.

•	Virtus Investment Partners, Inc.

•	Westwood Holdings Group, Inc.

2022 Incentive Compensation Program and Results

We maintain a performance-based incentive compensation program for our NEOs. A portion of the awards under the incentive compensation program are paid in cash and a portion are in the form of equity awards (restricted stock subject to time-based vesting and PRSUs subject to performance-based vesting). The program is designed to determine the proper level of funding for the incentive compensation pool relative to achieving certain quantitative metrics and qualitative results that incentivize growth. For 2022, the achievement of quantitative metrics determined 75% of our total incentive compensation pool with the remaining 25% determined by the Compensation Committee based on qualitative results. This split reflects the Compensation Committee’s desire for a more formulaic bonus plan while recognizing the need to apply some level of judgment in setting appropriate compensation levels to reflect the accomplishment of strategic objectives and individual performance.

Actual plan performance is summarized below. The quantitative metrics chosen were considered important performance measurements that our Board of Directors and investors use to measure the health of our business and relative success:

•

Net inflows – derived using broad industry data for the asset management and ETP industry as well as consideration for historical actual performance and analyst expectations. The funded payout is capped at 300% of target.

•

Financial metrics – our total revenues, adjusted operating income and adjusted operating margin which is derived from internal planning activities. We define “adjusted operating income” as operating income, calculated in accordance with GAAP, excluding bonus expense, and we define “adjusted operating margin” as adjusted operating income divided by revenue. The funded payout is capped at 250% of target.

•

Relative total shareholder return – our stock performance relative to the Traditional Asset Manager Peer Group and a measure of value generated for our stockholders. The TSR for each member of the Traditional Asset Manager Peer Group was derived from the average per-share value of the publicly traded common stock of each peer group member for the 90-calendar day period ending on January 1, 2022 (beginning of period) and December 31, 2022 (end of period) and includes the impact of dividends. The funded payout is capped at 250% of target.

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Executive Compensation

The table below discloses the threshold, target and maximum payouts for each performance metric:

($ in thousands)	Quantitative Metrics			Payouts

Performance Metrics	Threshold	Target	Maximum	Threshold	Target	Maximum

Net inflows	$0	$5,000,000	$15,000,000	$0	$2,301	$6,903

Total revenues	$0	$325,100	$812,750	$0	$1,726	$4,315

Adjusted operating income (excluding bonus)	$0	$110,300	$275,750	$0	$1,726	$4,315

Adjusted operating margin (excluding bonus)	0%	33.9%	84.75%	$0	$1,726	$4,315

Relative total shareholder return	13 of 13	7 of 13	1 of 13	$0	$1,726	$4,315

Total				$0	$9,205	$24,163

The table below discloses actual performance and the funded payout of the incentive compensation pool:

($ in thousands) Performance Metrics	Weight	Target	Target Payout	2022 Actuals	Funded %		Funded Payout

Net inflows	18.750%	$5,000,000	$2,301	$12,181,000	243.6%		$5,606

Total revenues(2)	14.063%	$325,100	$1,726	$303,300	93.3	%(1)	$1,610

Adjusted operating income (excluding bonus)(2)(3)	14.063%	$110,300	$1,726	$100,800	91.4	%(1)	$1,577

Adjusted operating margin (excluding bonus)(2)(3)	14.063%	33.9%	$1,726	33.2%	98.1	%(1)	$1,692

Relative total shareholder return	14.063%	7 of 13	$1,726	2 of 13	224.9%		$3,882

Total – Performance:	75.00%		$9,205		156.1%		$14,367

Total – Qualitative:	25.00%		$3,068		78.4%		$2,406

Total – Pool:			$12,273				$16,773

Funding percentage:							136.7%

(1)	Computed using a linear scale.
(2)

2022 Actuals have been adjusted to account for the impact of foreign exchange fluctuations on targets set at the beginning of the year related to our international operations. These adjustments, which had a negligible impact on the Funded Payout, include an increase to revenues of $1,908 and a decrease to adjusted operating income of $1,428.

(3)	2022 Actuals exclude $4,459 of expenses incurred in response to an activist campaign.

Actual quantitative performance was 156.1% of target. The Compensation Committee in consultation with FWC exercised negative discretion, setting the qualitative amount at 78.4% of target after considering our overall performance including the achievements summarized in the Executive Summary above, as well as the magnitude of the performance-based payout. This resulted in the incentive compensation plan being funded at 136.7% of target.

In recommending and determining the amount of incentive compensation and total compensation for our NEOs, our CEO and Compensation Committee primarily used their business judgment and considered:

•	individual performance;

•	the contribution of our NEOs in achieving the strategic initiatives described above;

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•	retention;

•	tenure at the firm;

•	historical compensation;

•	compensation survey data from McLagan and our publicly traded asset manager peer group; and

•	guidance from FWC.

See “2022 Total Compensation” below for further information regarding actual compensation paid to our NEOs.

2022 Total Compensation

The table below reflects the total compensation awarded for 2022 performance to our NEOs who were serving in their respective positions as of December 31, 2022 in the manner that the Compensation Committee used to evaluate total compensation. This table supplements the Summary Compensation Table below, which is presented in a different format as required by the SEC:

	Base Salary	Incentive Target	Funded %(1)	Incentive Compensation	Total Compensation	Incentive Compensation
($ in thousands) NEO						Short-Term Cash	Restricted Stock	PRSUs(2)	Total

Jonathan Steinberg – CEO	$550	$4,350	137%	$5,976	$6,526	$2,390	$1,793	$1,793	$5,976

Bryan Edmiston – CFO	$375	$ 775	142%	$1,100	$1,475	$ 550	$ 413	$ 137	$1,100

R. Jarrett Lilien – COO	$450	$2,785	143%	$3,981	$4,431	$1,791	$1,095	$1,095	$3,981

Alexis Marinof – HoE(3)	$359	$1,038	110%	$1,141	$1,500	$ 570	$ 428	$ 143	$1,141

Peter M. Ziemba – CAO	$375	$1,125	136%	$1,525	$1,900	$ 763	$ 572	$ 190	$1,525

(1)

Mr. Steinberg’s funded percentage of 137% was set equal to the overall funding percentage of the total incentive compensation pool, as set forth in the table immediately above. Mr. Lilien’s funded percentage was set at 143% to derive total compensation equal to approximately two-thirds of Mr. Steinberg’s total compensation. Mr. Marinof’s funded percentage was set at 110%, taking into consideration flow trends of our European listed products in relation to our U.S. listed products. Mr. Edmiston’s and Mr. Ziemba’s funded percentages of 142% and 136%, respectively, considered individual performance during the year.

(2)	PRSUs granted to our CEO and COO represent 50% of the long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of the long-term equity awards granted.
(3)	Mr. Marinof’s compensation is paid in British pounds. Amounts reflected in the table are reported in U.S. dollars using the average exchange rate of $1.2382 to £1.

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Executive Compensation

The following charts reflect the elements of total compensation for our NEOs who were serving in their respective positions as of December 31, 2022 as a percentage of their total compensation based on the chart above:

Risk Analysis of Compensation Policies and Programs

The Compensation Committee has reviewed our overall compensation policies and believes that these policies do not encourage excessive and unnecessary risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. The design of the compensation policies and programs encourages employees to remain focused on both our short- and long-term goals. For example, while the cash bonus plan measures performance on an annual basis, a portion of the equity awards typically vest in equal installments over three years and a portion typically cliff vest after three years in an amount derived from our TSR in relation to a peer group. We believe this encourages employees to focus on sustained stock price appreciation, thus limiting the potential for excessive risk-taking.

In addition, we have implemented the following policies to manage risk:

•

Stock Ownership Guidelines. Our stock ownership guidelines require our CEO, all other executive officers and our non-employee directors to maintain an ongoing ownership position in our common stock with a dollar value equal to six times base salary for our CEO, three times base salary for all other executive officers and five times base retainer for our non-employee directors. Additional details about our stock ownership guidelines are described in this proxy statement under the heading “Stock Ownership Guidelines;”

•

Insider Trading Policy. Our Insider Trading Policy strictly prohibits hedging, pledging and similar transactions in our common stock by our employees, officers and directors as described in this proxy statement under the heading “Policy Prohibiting Short Sales, Derivatives, Hedging and Pledging;” and

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•

Clawback Policy. Our clawback policy provides that we may recoup all or a portion of the value of any cash or equity incentive compensation provided to any current or former executive officers and certain other employees in the event that our financial statements are restated due to material noncompliance with any financial reporting requirement under U.S. federal securities laws. In light of the SEC’s adoption of final clawback rules in October 2022 and the NYSE’s issuance of its proposed rule in February 2023, we intend to update our clawback policy to comply with applicable NYSE listing rules when effective.

Tax and Accounting Considerations

We evaluate the effect of accounting and tax treatment of particular forms of compensation on an ongoing basis and make modifications to compensation policies in response where appropriate. Under current U.S. tax rules, compensation paid to our NEOs in excess of $1,000,000 is generally not deductible by us. In designing our executive compensation program and determining the compensation of our executive officers, including our NEOs, our compensation committee considers a variety of factors, including the potential impact of the $1,000,000 deduction limit. While the Compensation Committee is mindful of the benefit of the full deductibility of compensation, it believes that stockholder interests are best served if the Compensation Committee retains maximum flexibility to design executive compensation programs that meet stated business objectives. Accordingly, while considering tax deductibility as a factor in determining executive compensation, the Compensation Committee may not limit such compensation to levels that will be deductible.

Employment Agreements and Severance Plan

In 2022, the compensation paid to our CEO, COO, CAO and HoE was governed by employment agreements. In 2023, we made the following changes to our NEOs’ executive compensation arrangements. Specifically, in April 2023:

•

our CFO became an eligible participant under the WisdomTree, Inc. Executive Severance Plan adopted by the Compensation Committee on February 23, 2023 (“Severance Plan”) and entered into an Employee Confidentiality, Assignment and Restrictive Covenant Agreement (“Restrictive Covenant Agreement”), which contains employee confidentiality, assignment of inventions and non-solicitation of employees provisions, as well as certain non-competition provisions;

•

we and our HoE entered into an amendment to his employment agreement, which provides for similar benefits as provided under the Severance Plan (with the exception of payments upon termination for cause or voluntary resignation without good reason) and contains the provisions of the Restrictive Covenant Agreement, in each case as may be applicable and permitted under the laws of the United Kingdom; and

•

we and each of our CEO, COO and CAO entered into an amendment to each of their employment agreements to provide for the following changes, which align with the terms of the Severance Plan and the Restrictive Covenant Agreement: (i) replace the employee confidentiality, assignment of inventions and non-solicitation of employees provisions, primarily to include expanded definitions applicable to certain non-competition provisions; and (ii) expand the definition of a change of control to include a “Change in Control Event” within the meaning of the 2022 Equity Plan.

The material terms of these employment agreements, as amended, the Severance Plan and the Restrictive Covenant Agreement are described in this proxy statement under the heading “Employment Agreements and Severance Plan.”

Conclusion

After careful review and analysis, we believe that each element of compensation and the total compensation provided to our NEOs is reasonable and appropriate. The Compensation Committee believes that our compensation program gives our NEOs appropriate incentive to contribute to our long-term performance and believes that our compensation structure and practices encourage management to work as a team in an entrepreneurial culture for outstanding stockholder returns, without taking unnecessary or excessive risks. We believe the total compensation opportunities of our compensation packages will allow us to attract and retain talented executives who have helped and who will continue to help us grow as we look to the years ahead.

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P
AY
V
ERSUS
P
ERFORMANCE
The
following table reports the total compensation of Jonathan Steinberg, our Chief Executive Officer and PEO, and the average total compensation of the other NEOs as reported in the Summary Compensation Table for the past three years, as well as the “compensation actually paid” to our PEO and the average “compensation actually paid” to our other NEOs as calculated pursuant to SEC rules and certain performance measures required by SEC rules. We refer to the other NEOs covered by this Pay Versus Performance disclosure as the Other NEOs.

Year (1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Other NEOs ($)	Average Summary Compensation Actually Paid to Other NEOs ($) (2)	Value of Initial Fixed $100 Investment Based On:		Net Income/(Loss) (thousands) ($) (4)	Company- Selected Measure
					TSR ($)	Peer Group TSR ($) (3)		TSR Percentile Ranking – Traditional Asset Manager Peer Group (5)

2022	5,448,889	5,503,797	1,837,134	1,836,101	121.14	128.14	50,684	92	nd

2021	4,317,175	4,313,843	1,377,223	1,252,097	133.03	171.05	49,797	25	th

2020	2,881,637	3,434,784	1,253,893	1,361,386	114.11	115.87	(35,655)	17	th
(1)	The PEO and Other NEOs for the applicable years were as follows:

•	2022: Mr. Steinberg served as our PEO and Messrs. Edmiston, Lilien, Marinof and Ziemba served as the Other NEOs.

•
2021: Mr. Steinberg served as our PEO and Messrs. Edmiston, Lilien, Marinof, Ziemba and Amit Muni, our former CFO, served as the Other NEOs. Mr. Edmiston was appointed to serve as our CFO effective June 1, 2021 in connection with Mr. Muni’s resignation as CFO to accept alternative employment effective May 31, 2021.

•	2020: Mr. Steinberg served as our PEO and Messrs. Muni, Lilien, Marinof and Ziemba served as the Other NEOs.

(2)
Represents the Summary Compensation Table totals reported for the PEO and the average of the Other NEOs for each year subject to the following adjustments in accordance with Item 402(v)(2)(iii) of Regulation
S-K
to calculate “compensation actually paid”:

	2022		2021		2020

	PEO	Average for Other NEOs	PEO	Average for Other NEOs	PEO	Average for Other NEOs

Summary Compensation Table – Total	$5,448,889	$1,837,134	$4,317,175	$1,377,223	$2,881,637	$1,253,893

Deduction for amounts reported under “Stock Awards” column of the Summary Compensation Table (a)	($2,494,989)	($511,485)	($1,463,175)	($389,910)	($993,637)	($196,883)

Equity Award Adjustments (b)	$2,549,897	$510,452	$1,459,843	$264,784	$1,546,784	$304,376

Compensation Actually Paid	$5,503,797	$1,836,101	$4,313,843	$1,252,097	$3,434,784	$1,361,386
(a)	Compensation actually paid excludes the amounts reported in the Stock Awards column from the relevant year’s Summary Compensation Table total.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the fair value as of the end of the applicable fiscal year of unvested equity awards granted in that year; (ii) the change in fair value during the applicable fiscal year of equity awards granted in prior years that remained outstanding and unvested at the end of the applicable fiscal year; and (iii) the change in fair value during the applicable fiscal year through the vesting date of equity awards granted in prior years that vested during the applicable fiscal year, less the fair value at the end of the prior year of awards granted prior to the applicable fiscal year that failed to meet

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applicable vesting conditions during the listed year. Equity values are calculated in accordance with FASB ASC Topic 718, including Monte Carlo simulations used to value outstanding PRSUs as of the end of the applicable fiscal year. The equity award adjustments are set forth in the table below:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Applicable Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

Equity Award Adjustments – PEO

2022	2,545,937	61,772	—	(102,452)	—	44,640	2,549,897

2021	1,581,610	(177,002)	—	5,196	—	50,039	1,459,843

2020	1,426,969	244,913	—	(191,507)	—	66,409	1,546,784

Equity Award Adjustments – Average for Other NEOs

2022	512,998	3,176	—	(17,326)	—	11,604	510,452

2021	344,057	(11,600)	—	763	(77,860)	9,424	264,784

2020	282,744	39,027	—	(31,605)	—	14,210	304,376
(3)
The peer group used for purposes of Item 201(e) of Regulation
S-K
was utilized for purposes of calculating Peer Group TSR. We refer to this peer group as the Selected Peer Group. The Selected Peer Group is comprised of 40 publicly traded asset management companies in the S&P U.S. BMI Asset Management & Custody Banks Index.

(4)
We are required to report net income/(loss) pursuant to generally accepted accounting principles (“GAAP”) in the table above, however, our GAAP net income includes items that are non-recurring
or not core to our operating business. Our adjusted net income (a non-GAAP
measure) (in thousands) was $41,669, $61,352 and $40,205 for the years ended December 31, 2022, 2021 and 2020, respectively. A reconciliation of our net income/(loss) as reported under GAAP to adjusted net income (a non-GAAP
measure) is included in Item 7 of our Annual Report on Form
10-K
for the year ended December 31, 2022.

(5)
We have identified our TSR percentile ranking for the Traditional Asset Manager Peer Group as the company-selected measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and Other NEOs in 2022 to our performance. The TSR for each member of the Traditional Asset Manager Peer Group was derived from the average per-share
value of the publicly traded common stock of each peer group member for the
90-calendar
day period ending on January 1
st
(beginning of period) and December 31
st
(end of period) of each applicable year and includes the impact of dividends.

T
ABULAR
L
IST
OF
P
ERFORMANCE
M
EASURES
WisdomTree considers the following measures to be the most important performance measures it uses to link compensation actually paid to its PEO and Other NEOs to WisdomTree’s performance for 2022:

Performance Measures

TSR Percentile Ranking – Traditional Asset Manager Peer Group

Net Flows

Revenues

Adjusted Operating Income

Adjusted Operating Margin

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R
ELATIONSHIP
B
ETWEEN
C
OMPENSATION
A
CTUALLY
P
AID
AND
P
ERFORMANCE
M
EASURES
Compensation Actually Paid and Cumulative TSR
The table below shows the relationship between compensation actually paid to our PEO and average compensation actually paid to our Other NEOs in relation to our cumulative TSR and the cumulative TSR of the Selected Peer Group over a three-year period. Our cumulative TSR and the cumulative TSR of the Selected Peer Group were not used in the 2022 Incentive Compensation Program. However, our relative TSR against an alternative peer group that we refer to as the Traditional Asset Manager Peer Group is a metric used in determining annual compensation of our PEO and our Other NEOs. During 2022, we ranked 2 nd
among a peer group of 13. See “TSR Percentile Ranking – Traditional Asset Manager Peer Group” below for additional information.

Compensation Actually Paid and Net Income/(Loss)
The table below shows the relationship between compensation actually paid to our PEO and average compensation actually paid to our Other NEOs in relation to our net income/(loss). Net income/(loss) was not a performance measure used in the 2022 Incentive Compensation Program. Compensation actually paid also has no correlation to net income/(loss) due to items impacting net income/(loss) that are non-recurring
or not core to our operating results.

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Compensation Actually Paid and TSR Percentile Ranking – Traditional Asset Manager Peer Group
The table below shows the relationship between compensation actually paid to our PEO and average compensation actually paid to our Other NEOs in relation to our TSR percentile ranking for the Traditional Asset Manager Peer Group, a performance measure used in the 2022 Incentive Compensation Program and described above in the Compensation Discussion and Analysis under the heading “Components of Compensation.”

Supplemental Compensation Actually Paid and Net Flows
The table below is supplemental disclosure and shows the relationship between compensation actually paid to our PEO and average compensation actually paid to our Other NEOs in relation to net flows, a performance measure used in the 2022 Incentive Compensation Program.

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SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to compensation earned during the years indicated below by each NEO.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Jonathan Steinberg	2022	550,000	2,390,400	2,494,989	13,500	5,448,889
Chief Executive Officer	2021	550,000	2,291,000	1,463,175	13,000	4,317,175
	2020	550,000	1,325,000	993,637	13,000	2,881,637

Bryan Edmiston(4)	2022	375,000	550,000	210,993	9,750	1,145,743
Chief Financial Officer	2021	293,750	293,000	69,998	9,750	666,498

R. Jarrett Lilien	2022	450,000	1,791,450	1,014,724	13,500	3,269,674
President and Chief Operating Officer	2021	425,000	1,367,314	805,021	13,000	2,610,335
	2020	425,000	891,000	240,707	13,000	1,569,707

Alexis Marinof(5)	2022	359,078	570,501	367,225	32,317	1,329,121
Head of Europe	2021	399,069	694,931	353,815	50,549	1,498,364
	2020	372,273	537,870	200,209	48,396	1,158,748

Peter M. Ziemba	2022	375,000	762,500	452,996	13,500	1,603,996
Senior Advisor to the CEO and	2021	375,000	840,550	340,893	13,000	1,569,443
Chief Administrative Officer	2020	375,000	551,000	182,936	13,000	1,121,936

(1)

Amounts reported for 2022 reflect bonuses earned in 2022 and paid in 2023; amounts reported for 2021 reflect bonuses earned in 2021 and paid in 2022; and amounts reported for 2020 reflect bonuses earned in 2020 and paid in 2021.

(2)

Amounts reported include the aggregate accounting grant date fair value of awards made to our NEOs in the respective calendar year for services performed in the prior year and are computed in accordance with FASB ASC 718, excluding the impact of estimated forfeitures related to service-based vesting. The grant date fair value for time-based restricted stock awards is based on the closing price of our common stock on the date of grant. The grant date fair value for PRSUs is calculated using a Monte-Carlo simulation for the award on the grant date and such grant date fair values are set forth in the Grants of Plan-Based Awards table below. The assumptions we used in the valuation of the equity awards are set forth in note 19 of the notes to our annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. The value of the PRSUs granted to our NEOs in 2022 assuming the highest level of performance is achieved is $2,494,988 for Mr. Steinberg, $105,495 for Mr. Edmiston, $1,014,723 for Mr. Lilien, $183,614 for Mr. Marinof and $226,494 for Mr. Ziemba.

(3)	Represents employer contributions to the 401(k) Retirement Plan (and the U.K. pension scheme in respect of Mr. Marinof).
(4)

Mr. Edmiston became our Chief Financial Officer on June 1, 2021. Compensation details for 2020 are not disclosed as he was not a NEO during that year. He served as Chief Accounting Officer from April 2018 to May 2021 and as Director – Financial Reporting and Accounting Policy from September 2016 to May 2021.

(5)

Mr. Marinof is paid compensation in British pounds. Amounts reflected herein are reported in U.S. dollars using the average exchange rates of $1.2382, $1.3761 and $1.2837 to £1 for the years 2022, 2021 and 2020, respectively.

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CEO PAY RATIO

Our compensation and benefits philosophy and the overall structure of our compensation and benefits programs are broadly similar across the organization to encourage and reward all employees who contribute to our success. We strive to ensure that the pay of our employees reflects the level of their job impact and responsibilities and is competitive within our industry. Compensation rates are benchmarked and are generally set to be market-competitive in the country in which the jobs are performed. Our ongoing commitment to pay equity is critical to our success in supporting a diverse workforce with opportunities for all employees to grow, develop and contribute.

As required by the SEC, we are providing disclosure about the relationship of the annual total compensation of our median employee to the annual total compensation of our CEO. The SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions. Therefore, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies. For 2022, the annual total compensation of our median employee, determined in accordance with the amounts presented in the “Total” column of the Summary Compensation Table, was $246,806. Our CEO’s annual total compensation, as reported in the “Total” column of the Summary Compensation Table, was $5,448,889. Based on this information, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee is 22 to 1. Our pay ratio estimate has been calculated in a manner consistent with SEC rules using the data and assumptions summarized below.

To quantify the annual total compensation of our median employee, we first determined our employee population as of December 31, 2022, which represented 272 global full-time employees, excluding our CEO. We then measured the employee population’s total compensation as viewed by our Compensation Committee, which is comprised of base salary, cash incentive compensation and equity incentive compensation granted for the 2022 performance year. We annualized compensation for any employees who were employed for less than the full year and compensation paid in foreign currencies was converted to U.S. dollars based on an average exchange rate for the full year.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information with respect to stock awards granted to our NEOs during the year ended December 31, 2022.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold (#)	Target (#)	Maximum (#)

Jonathan Steinberg	1/25/2022	91,728	183,455	366,910	—	1,247,494
	1/25/2022	—	—	—	217,713	1,247,495

Bryan Edmiston	1/25/2022	3,879	7,757	15,514	—	52,748
	1/25/2022	—	—	—	27,617	158,245

R. Jarrett Lilien	1/25/2022	37,306	74,612	149,224	—	507,362
	1/25/2022	—	—	—	88,545	507,362

Alexis Marinof	1/25/2022	6,751	13,501	27,002	—	91,807
	1/25/2022	—	—	—	48,066	275,418

Peter M. Ziemba	1/25/2022	8,327	16,654	33,308	—	113,247
	1/25/2022	—	—	—	59,293	339,749

(1)

Amounts reported represent accounting grant date fair value of awards made to our NEOs in 2022 for services performed in the prior year and are computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to outstanding stock awards held by our NEOs at December 31, 2022:

		Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)

Jonathan Steinberg	1/25/20	72,044	392,640	54,031	294,469
	1/25/21	82,247	448,246	246,742	1,344,744
	1/25/22	217,713	1,186,536	183,455	999,830

Bryan Edmiston	1/25/21	8,690	47,361	—	—
	1/25/22	27,617	150,513	7,757	42,276

R. Jarrett Lilien	1/25/20	17,452	95,113	13,089	71,335
	1/25/21	45,252	246,623	135,754	739,859
	1/25/22	88,545	482,570	74,612	406,635

Alexis Marinof	1/25/20	14,517	79,118	10,887	59,334
	1/25/21	31,311	170,645	31,312	170,650
	1/25/22	48,066	261,960	13,501	73,580

Peter M. Ziemba	1/25/20	13,264	72,289	9,948	54,217
	1/25/21	30,168	164,416	30,168	164,416
	1/25/22	59,293	323,147	16,654	90,764

(1)

These unvested shares of restricted stock vest at a rate of 33 1/3% each year starting one year from the date of grant, subject to continued employment. See “Potential Payments upon Termination or Change of Control” for a description of the accelerated or continued vesting provisions upon termination, retirement or change of control.

(2)	The market value of such holdings is based on the closing price of $5.45 per share of our common stock as reported on December 30, 2022, the last trading day of 2022.
(3)

These unvested PRSUs cliff vest three years from the grant date. The number of shares of common stock to be issued will be determined based on the TSR of our common stock relative to the respective TSRs of companies in the Traditional Asset Manager Peer Group described above in the Compensation Discussion and Analysis under the heading “Components of Compensation,” each measured over a three-year period from the grant date. The amounts reported are based on achieving target performance for the 2020 and 2022 grants and maximum performance for the 2021 grant based upon our relative TSR performance for those respective grants during the 2022 performance year. See “Potential Payments upon Termination or Change of Control” for a description of the accelerated or continued vesting provisions upon termination, retirement or change of control.

(4)

The amounts reported are based on achieving target performance for the 2020 and 2022 grants and maximum performance for the 2021 grant based upon our relative TSR performance for those respective grants during the 2022 performance year.

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OPTION EXERCISES AND STOCK VESTED

The following table sets forth, for each NEO, all share-based incentive plan awards that vested and were exercised during the year ended December 31, 2022.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Jonathan Steinberg	—	—	262,698	1,505,260

Bryan Edmiston	—	—	11,999	68,754

R. Jarrett Lilien	—	—	69,984	401,008

Alexis Marinof	—	—	34,967	200,361

Peter M. Ziemba	—	—	60,746	348,075

(1)

Amounts in this column were calculated by multiplying the number of shares of restricted stock that vested by the closing price of our common stock on the vesting date. If the vesting date was a weekend or holiday, the prior business day was used to value the shares. The payout on PRSUs for the 2019-2021 performance period was 0% of the target number of PRSUs based on the TSR of our common stock relative to the respective TSRs of the companies in the Traditional Asset Manager Peer Group as described above in the Compensation Discussion and Analysis under the heading “Components of Compensation,” measured over a three-year period from the grant date.

EMPLOYMENT AGREEMENTS AND SEVERANCE PLAN

2022 Fiscal Year Employment Arrangements

The compensation paid to our NEOs in 2022 was governed by the respective employment agreement or employee offer letter between us and each NEO. The following describes the arrangements that were in place with our NEOs in 2022. In April 2023, our CFO became an eligible participant under our Severance Plan and we amended the employment agreements with our CEO, COO, CAO and HoE, each as described below under “2023 Fiscal Year Employment Arrangements.”

CEO, COO and CAO

We have entered into employment agreements with each of Jonathan Steinberg, R. Jarrett Lilien and Peter M. Ziemba to serve for an indefinite term, and on an “at will” basis. The terms of the employment agreements for each of these NEOs are substantially identical except for the annual base salary payable to each of them, which for Messrs. Steinberg, Lilien and Ziemba is $550,000, $425,000 and $375,000, respectively. Each of these NEOs is eligible to receive such incentive compensation as may be determined by the Board of Directors or Compensation Committee and to participate in our standard benefit plans. The employment agreements contain employee confidentiality, assignment of inventions and non-solicitation of employees provisions, as well as non-competition provisions which are applicable as described below. In addition, if a “change of control” (as defined in the employment agreements) occurs during the employment of our CEO, COO and CAO, all unvested time-based equity awards will accelerate and vest on the effective date of the change of control and unvested equity awards subject to performance-based vesting (currently, PRSUs) will vest in accordance with the terms of the applicable award agreement. The value of these accelerated awards, assuming a triggering event of December 31, 2022, is set forth in the “Potential Payments Upon Termination or a Change of Control” table below.

Each of these NEOs also is entitled to the following benefits in the event of the termination of his employment:

Termination for Any Reason. The employment agreements provide that if we terminate the NEO’s employment for any reason, we will pay the NEO his accrued but unpaid base salary and, if applicable, accrued but unused vacation, through the termination date and, except in the case of (i) a resignation by the NEO for “good reason” (as defined in the employment agreements), (ii) a termination of the NEO’s employment by us for “cause” (as defined in the employment

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agreements) or (iii) the NEO having already received payment, prior to the termination date, of his incentive compensation for the prior year, a pro rata portion of an amount equal to 50% of the incentive compensation that the NEO would have received in respect of the year prior to the year of termination, based upon our performance.

Termination Without Cause or Resignation for Good Reason. If (i) we terminate the NEO’s employment other than due to his death or “disability,” or for “cause” (each as defined in the employment agreements) or (ii) the NEO resigns for “good reason” (as defined in the employment agreements and, either of (i) or (ii), an “Involuntary Termination”) and he (A) enters into a fully effective release agreement and complies with such release and (B) complies with a three-month restrictive covenant, including a three-month non-competition covenant from the date of termination, we will pay the NEO:

•	one year’s base salary, which we refer to as Annual Base Salary;

•

a pro rata portion of an amount equal to 50% of the average incentive compensation that the NEO received in the preceding three fiscal years, multiplied by our budgeted incentive compensation pool funding percentage in the year of termination, which we refer to as Termination Year Cash Incentive Compensation; and

•	50% of the average incentive compensation paid to the NEO in the preceding three years, which we refer to as Average Cash Incentive Compensation.

The Termination Year Cash Incentive Compensation will be paid when we pay incentive compensation for the termination year to non-terminated senior executives. The Annual Base Salary and Average Cash Incentive Compensation will be paid in substantially equal installments over a 12-month period. The NEO also may elect to have us pay for COBRA insurance coverage for up to one year following the date of termination. The employment agreements also provide that any equity award that would have vested in the 12-month period that immediately follows the date of termination will accelerate and vest, and any remaining unvested awards will remain outstanding for 12 months following the date of termination. In addition, if a “change of control” (as defined in the employment agreements) occurs within 12 months after the date of Involuntary Termination, the NEO will be entitled to any accelerated vesting with respect to the equity awards that the NEO would have been entitled to if he had remained employed through the date of the change of control.

Involuntary Termination Within 18 Months After a Change of Control. In the event of the NEO’s Involuntary Termination within 18 months after a change of control, if the NEO (i) enters into a fully effective release agreement and (ii) complies with a 12-month non-competition covenant from the date of termination, in lieu of the payments and benefits described above under the heading “Termination Without Cause or Resignation for Good Reason,” we will pay the NEO:

•	an amount equal to 1.75 times the Annual Base Salary;

•	a pro rata portion of the Average Cash Incentive Compensation based on the number of days the NEO was employed during the year of termination; and

•	an amount equal to 1.75 times the Average Cash Incentive Compensation.

Such amounts will be paid in one lump sum. The NEO also may elect to have us pay for COBRA insurance coverage for up to 21 months following the date of termination. In addition, any new equity awards subject solely to time-based vesting granted within 18 months after a change of control that would have vested in the 21-month period that immediately follows the date of termination will accelerate and vest. Equity awards subject to performance-based vesting will vest in accordance with the terms of the applicable award agreement.

Termination for Cause or Voluntary Resignation Without Good Reason. If we terminate the NEO’s employment for cause or he voluntarily resigns without “good reason” (as defined in the employment agreements), we may elect to enforce a three-month non-competition covenant as provided in the employment agreements in consideration for which we will pay the NEO: (i) 25% of the Annual Base Salary; (ii) an amount equal to 12.5% of the average incentive compensation paid to the NEO in the preceding three fiscal years; and (iii) an amount equal to 25% of the value of any equity awards subject solely to time-based vesting that would have vested in the one-year period following the date of termination if no termination had occurred. Such amounts will be paid in substantially equal installments over a three-month period. The NEO also may elect to have us pay for COBRA insurance coverage for up to three months following the date of termination, subject to the NEO’s continued compliance with the three-month non-competition covenant.

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The severance payments and benefits under the employment agreements summarized above are generally subject to the NEO’s continuing compliance with any obligations relating to confidentiality, assignment of inventions, or other restrictive covenants (including the non-competition covenants described above) in the employment agreements, as applicable. If we make payments to a NEO as described under “Involuntary Termination Within 18 Months After a Change of Control,” and there is a breach by the NEO of the 12-month non-competition covenant, we have a right to recover payments made during such period of non-compliance.

CFO

Bryan Edmiston is an “employee at will.” His current base salary is $375,000 and he is eligible to receive such incentive compensation as may be determined by our Board of Directors or Compensation Committee and to participate in our standard benefit plans. He also is subject to requirements set forth in his employee offer letter relating to employee confidentiality, assignment of inventions and non-solicitation of employees. Except for accelerated vesting of equity awards subject to performance-based vesting (currently, PRSUs) upon an Involuntary Termination or change of control in accordance with the terms of the applicable award agreement, during the year ended December 31, 2022, he was not entitled to payments and benefits in the event of termination of employment for any reason.

Head of Europe

We have entered into an employment agreement with Alexis Marinof for an indefinite term. His current base salary is £290,000 ($359,078 using the average exchange rate of $1.2382 to £1 for 2022) and he is eligible to participate in any annual incentive plan established by our Board of Directors or Compensation Committee and to participate in our standard benefit plans. He also is subject to requirements relating to employee confidentiality, assignment of inventions and non-solicitation of employees. Either we or Mr. Marinof may terminate the employment agreement without cause upon not less than three months’ prior written notice, in which case we may choose to pay his base salary in lieu of notice and impose a period of garden leave for the length of the notice period. In addition, we may terminate Mr. Marinof’s employment immediately in certain circumstances described in his employment agreement, in which case Mr. Marinof would not be entitled to any payments or benefits. Mr. Marinof also is entitled to accelerated vesting of equity awards subject to performance-based vesting (currently, PRSUs) upon an Involuntary Termination or change of control in accordance with the terms of the applicable award agreement.

2023 Fiscal Year Employment Arrangements

In April 2023, we made the following changes to our NEOs’ employment and severance arrangements described above:

CFO

Mr. Edmiston became an eligible participant under our Severance Plan adopted by the Compensation Committee on February 23, 2023. Except for accelerated vesting of unvested time-based equity awards on the effective date of a change of control during his employment, which is only applicable to unvested time-based equity awards held by the CEO, COO and CAO, as an eligible participant under the Severance Plan, Mr. Edmiston is entitled to the same severance benefits as the CEO, COO and CAO described above under “2022 Fiscal Year Employment Arrangements – CEO, COO and CAO.” In connection with becoming an eligible participant under the Severance Plan, Mr. Edmiston entered into a Restrictive Covenant Agreement, which contains employee confidentiality, assignment of inventions and non-solicitation of employees provisions, as well as non-competition provisions which are applicable as described under “2022 Fiscal Year Employment Arrangements – CEO, COO and CAO” and “2023 Fiscal Year Employment Arrangements – CEO, COO and CAO.”

Head of Europe

We and our HoE entered into an amendment to his employment agreement, which provides for similar benefits as provided under the Severance Plan (with the exception of payments upon termination for cause or voluntary resignation without good reason) and contains the provisions of the Restrictive Covenant Agreement, in each case as may be applicable and permitted under the laws of the United Kingdom.

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CEO, COO and CAO

We and each of our CEO, COO and CAO entered into an amendment to each of their employment agreements to provide for the following changes, which align with the terms of the Severance Plan and the Restrictive Covenant Agreement: (i) replace the employee confidentiality, assignment of inventions and non-solicitation of employees provisions, primarily to include expanded definitions applicable to certain non-competition provisions; and (ii) expand the definition of a change of control to include a “Change in Control Event” within the meaning of the 2022 Equity Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

As described above under “Employment Agreements and Severance Plan – 2022 Fiscal Year Employment Arrangements,”

•

Our CEO, COO and CAO are entitled to payments and benefits in the event of: (i) an Involuntary Termination; (ii) a termination of employment by the Company for cause or voluntary resignation by the NEO without good reason if we elect to enforce a three-month non-competition covenant; and (iii) an Involuntary Termination within 18 months after a change of control. In addition, if a change of control occurs during the employment of our CEO, COO and CAO, all unvested time-based equity awards will accelerate and vest on the effective date of the change of control and unvested equity awards subject to performance-based vesting (currently, PRSUs) will vest in accordance with the terms of the applicable award agreement as described below;

•

Bryan Edmiston is an “employee at will” and, except for accelerated vesting of unvested equity awards subject to performance-based vesting (currently, PRSUs) upon an Involuntary Termination or change of control described below, during the year ended December 31, 2022, was not entitled to payments and benefits in the event of termination of employment for any reason; and

•

Alexis Marinof was entitled to payments and benefits in the event of a termination for any reason other than his death or disability or for cause and accelerated vesting of unvested equity awards subject to performance-based vesting (currently, PRSUs) upon an Involuntary Termination or change of control during the year ended December 31, 2022, as described below.

This section is intended to discuss payments to our NEOs, assuming the termination from employment and/or a change of control occurred on December 31, 2022. Due to the number of factors that affect the nature and amount of any benefits provided upon the occurrence of the events discussed in this section, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and our stock price.

The terms of the PRSUs awarded to our NEOs provide for accelerated vesting of all or a portion of the PRSUs upon an Involuntary Termination. Also, if a change of control occurs during the employment of our NEOs or during the 12-month period following an Involuntary Termination, all or a portion of the PRSUs will vest on the effective date of a change of control.

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Name	Change of Control ($)		Involuntary Termination Without Cause or for Good Reason ($)		Termination for Cause or Voluntary Resignation Without Good Reason ($)		Involuntary Termination Within 18 Months After a Change of Control ($)
Jonathan Steinberg
Severance Arrangements	—		4,666,629	(1)	573,733	(2)	5,747,295	(3)
Acceleration of Unvested Equity Awards	4,154,971	(4)	2,172,942	(5)	253,068	(6)	4,154,971	(7)
Total	4,154,971		6,839,571		826,801		9,902,266
Bryan Edmiston(8)
Severance Arrangements	—		786,791	(1)	143,211	(2)	1,158,641	(3)
Acceleration of Unvested Equity Awards	42,276	(9)	102,217	(5)	22,031	(6)	254,422	(7)
Total	42,276		889,008		165,242		1,413,063
R. Jarrett Lilien	—
Severance Arrangements	—		2,565,821	(1)	341,711	(2)	3,267,141	(3)
Acceleration of Unvested Equity Awards	1,781,576	(4)	900,225	(5)	94,820	(6)	1,781,576	(7)
Total	1,781,576		3,466,046		436,531		5,048,717
Alexis Marinof(10)
Severance Arrangements	—		1,307,337	(1)	—		1,755,171	(3)
Acceleration of Unvested Equity Awards	233,562	(9)	398,153	(5)	—		745,284	(7)
Total	233,562		1,705,490		—		2,500,455
Peter M. Ziemba
Severance Arrangements	—		1,635,733	(1)	230,890	(2)	2,136,066	(3)
Acceleration of Unvested Equity Awards(11)	802,521	(4)	407,651	(5)	65,553	(6)	802,521	(7)
Total	802,521		2,043,384		296,443		2,938,587

(1)

Represents an amount equal to the sum of: (i) Annual Base Salary; (ii) Termination Year Cash Incentive Compensation; (iii) Average Cash Incentive Compensation; and (iv) the value of COBRA benefits for 12 months.

(2)

Represents an amount equal to the sum of: (i) 25% of the Annual Base Salary; (ii) 12.5% of the average cash incentive compensation paid to the NEO in the preceding three fiscal years; and (iii) the value of COBRA benefits for three months. The amounts are only payable if we elect to enforce a three-month non-competition covenant as described under “Employment Agreements and Severance Plan.”

(3)

Represents an amount equal to the sum of: (i) 1.75 times the Annual Base Salary; (ii) the Average Cash Incentive Compensation; (iii) 1.75 times the Average Cash Incentive Compensation; and (iv) the value of COBRA benefits for 21 months.

(4)

Represents the dollar value of all unvested equity awards that will accelerate and vest upon a change of control that occurs during employment based on the closing price of our common stock of $5.45 on December 30, 2022, the last trading day of 2022.

(5)

Represents the dollar value of equity awards that would have vested in the 12-month period following the date of termination based on the closing price of our common stock of $5.45 on December 30, 2022, the last trading day of 2022. In addition, if a change of control occurs within 12 months after the date of termination, on the effective date of the change of control, all unvested restricted stock will accelerate and vest and unvested PRSUs will vest in accordance with the terms of the applicable award agreement. The dollar value of all equity awards that would vest upon a change of control in the 12-month period following the date of termination based on the closing price of our common stock of $5.45 on December 30, 2022 is as follows: Mr. Steinberg: $2,994,301; Mr. Edmiston: $240,330; Mr. Lilien: $1,263,633; Mr. Marinof: $598,888 and Mr. Ziemba: $657,080.

(6)

Represents 25% of the dollar value of unvested restricted stock that would have vested in the one-year period following the date of termination based on the closing price of our common stock of $5.45 on December 30, 2022, the last trading day of 2022. The amount is only payable if we elect to enforce a three-month non-competition covenant as described under “Employment Agreements and Severance Plan.”

(7)

Represents the dollar value of unvested equity awards that accelerate and vest upon a change of control based on the closing price of our common stock of $5.45 on December 30, 2022, the last trading day of 2022. In addition, any new equity awards granted within 18 months after a change of control that would have vested in the 21-month period immediately following the date of termination will accelerate and vest.

(8)

The information provided for Mr. Edmiston is pursuant to his participation under our Severance Plan adopted by the Compensation Committee on February 23, 2023. Had Mr. Edmiston’s employment terminated on December 31, 2022, he would not have been entitled to payments and benefits in the event of termination of employment for any reason except for accelerated vesting of PRSUs in accordance with the terms of the applicable award agreement, the dollar value of which was $13,952 under an involuntary termination without cause or good reason and $42,276 under an involuntary termination within 18 months of a change of control, based on the closing price of our common stock of $5.45 on December 30, 2022, the last trading day of 2022.

(9)

Represents the dollar value of unvested PRSUs that will accelerate and vest in accordance with the terms of the applicable award agreement upon a change of control that occurs during employment based on the closing price of our common stock of $5.45 on December 30, 2022, the last trading day of 2022.

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Executive Compensation

(10)

The information provided for Mr. Marinof is pursuant to an amendment to his employment agreement entered into in April 2023, which provides for similar benefits as provided under the Severance Plan (with the exception of payments upon termination for cause or voluntary resignation without good reason) and contains the provisions of the Restrictive Covenant Agreement, each case as may be applicable and permitted under the laws of the United Kingdom. Had Mr. Marinof’s employment been terminated without cause on December 31, 2022, his employment agreement (prior to amendment) would have entitled him to $87,450 representing three months’ base salary. In addition, Mr. Marinof would have been entitled to accelerated vesting of PRSUs in accordance with the terms of the applicable award agreement, the dollar value of which was $146,153 under an involuntary termination without cause or good reason and $233,562 under an involuntary termination within 18 months of a change of control, based on the closing price of our common stock of $5.45 on December 30, 2022, the last trading day of 2022. Mr. Marinof is paid compensation in British pounds. The amount reflected herein is reported in U.S. dollars using the exchange rate of $1.2062 to £1 at December 30, 2022, the last trading day of 2022.

(11)	All of Mr. Ziemba’s unvested shares of restricted stock and PRSUs will remain outstanding and continue to vest upon his Normal Retirement (as defined in the agreements representing such awards).

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

STOCK OWNERSHIP TABLE

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of the record date (except as otherwise indicated in the footnotes) by (i) each person (including any “group” of persons as that term is used in Section 13d-3 of the Exchange Act) we know to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each of our named executive officers; (iii) each of our directors and director-nominees; and (iv) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Except as otherwise indicated in the footnotes to the following table, we believe, based on the information provided to us, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws. Unless otherwise noted, the business address of each of the persons and entities that beneficially own 5% or more of the outstanding shares of common stock is c/o WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119. We have based our calculation of the percentage of beneficial ownership on 149,290,562 shares of our common stock outstanding as of March 31, 2023, including shares of restricted stock issued to our employees and directors but not yet vested.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included the shares the person has the right to acquire within 60 days of March 31, 2023 upon the exercise of any option, warrant or other right or conversion of any security. The shares that a stockholder has the right to acquire within 60 days, however, are not included in the computation of the percentage ownership of any other stockholder.

Beneficial Holder	Number	Percentage

Executive Officers

Bryan Edmiston(1)	138,090	0.1

Marci Frankenthaler(2)	175,834	0.1

R. Jarrett Lilien(3)	768,033	0.5

Alexis Marinof(4)	201,673	0.1

William Peck(5)	148,256	0.1

Jonathan Steinberg(6)	8,565,228	5.7

David Yates(7)	124,484	0.1

Peter M. Ziemba(8)	1,095,232	0.7

Directors and Nominees

Lynn S. Blake(9)	1,073	*

Anthony Bossone (10)	590,942	0.4

Smita Conjeevaram (11)	42,683	*

Deborah A. Fuhr(12)	20,835	*

Daniela Mielke (13)	0	*

Shamla Naidoo	0	*

Win Neuger (14)	123,520	0.1

Frank Salerno (15)	264,228	0.2

Harold Singleton III (16)	6,932	*

All directors and executive officers as a group (16 persons)	12,264,043	8.2

Other 5% or Greater Stockholders

BlackRock, Inc. (17)	18,616,457	12.5

ArrowMark Colorado Holdings LLC (18)	15,934,997	10.7

ETFS Capital Limited (19)	15,250,000	10.2

The Vanguard Group, Inc. (20)	14,282,732	9.6

Michael Steinhardt(21)	8,969,441	6.0

Massachusetts Financial Services Company(22)	8,773,849	5.9

*	Less than 0.1%.
(1)	Includes 96,417 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Mr. Edmiston until they vest, but over which he exercises voting power.
(2)	Includes 112,250 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Ms. Frankenthaler until they vest, but over which she exercises voting power.
(3)	Includes 277,152 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Mr. Lilien until they vest, but over which he exercises voting power.
(4)	Includes 124,235 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Mr. Marinof until they vest, but over which he exercises voting power.
(5)	Includes 103,256 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Mr. Peck until they vest, but over which he exercises voting power.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

(6)

Includes (i) 798 shares of common stock owned by Mr. Steinberg’s spouse with whom he may be deemed to share voting power; (ii) 16,889 shares of common stock held in a joint account with Mr. Steinberg’s spouse with whom he shares voting power; and (iii) 506,408 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Mr. Steinberg until they vest, but over which he exercises voting power.

(7)	Includes 95,061 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Mr. Yates until they vest, but over which he exercises voting power.
(8)

Includes (i) 738,498 shares of common stock held in a joint account with Mr. Ziemba’s spouse with whom he shares voting and dispositive power and (ii) 156,734 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Mr. Ziemba until they vest, but over which he exercises voting power.

(9)

Represents 1,073 shares of restricted stock that vest within 60 days of March 31, 2023 and are not transferable by Ms. Blake until they vest, but over which she exercises voting power. Excludes 19,762 deferred restricted stock units that do not vest within 60 days of the record date.

(10)	Excludes 19,762 deferred restricted stock units that do not vest within 60 days of March 31, 2023.
(11)	Includes 19,762 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Ms. Conjeevaram until they vest, but over which she exercises voting power.
(12)

Represents (i) 1,073 shares of restricted stock that vest within 60 days of March 31, 2023 and (ii) 19,762 shares of restricted stock that do not vest within 60 days of March 31, 2023, all of which are not transferable by Ms. Fuhr until they vest, but over which she exercises voting power.

(13)	Excludes 16,639 deferred restricted stock units that do not vest within 60 days of March 31, 2023.
(14)	Includes 19,762 shares of restricted stock that do not vest within 60 days of March 31, 2023 and are not transferable by Mr. Neuger until they vest, but over which he exercises voting power.
(15)

Represents 264,228 shares of common stock held in a joint account with Mr. Salerno’s spouse with whom he shares voting and dispositive power. Excludes 19,762 deferred restricted stock units that do not vest within 60 days of March 31, 2023.

(16)	Excludes 19,762 deferred restricted stock units that do not vest within 60 days of March 31, 2023.
(17)

Information reported pursuant to a Schedule 13G filed with the SEC on January 24, 2023. Blackrock, Inc. has filed as a parent holding company or control person on behalf of certain subsidiaries, none of which (except for BlackRock Fund Advisors) individually own 5% or more of our outstanding common stock. The business address of Blackrock is 55 East 52nd Street, New York, NY 10022.

(18)	Information reported pursuant to a Schedule 13G/A filed with the SEC on February 14, 2023. The business address of ArrowMark Colorado Holdings LLC is 100 Fillmore Street, Suite 325, Denver, CO 80206.
(19)

Information reported pursuant to a Schedule 13D/A filed with the SEC on April 14, 2023. The shares indicated in the table are directly owned by ETFS Capital. Graham Tuckwell, who is the controlling shareholder of ETFS Capital, may be deemed an indirect beneficial owner of the shares of common stock directly owned by ETFS Capital and shares voting and dispositive power over such shares. In addition to the shares indicated in the table, ETFS Capital directly owns, and Mr. Tuckwell indirectly beneficially owns, 14,750 shares of our Series A Non-Voting Convertible Preferred Stock, which are convertible into 14,750,000 shares of common stock at the holder’s option. The Certificate of Designations for the Series A Non-Voting Convertible Preferred Stock restricts ETFS Capital from converting such stock into common stock if the conversion would result in ETFS Capital owning more than 9.99% of our outstanding common stock. Each of ETFS Capital and Graham Tuckwell disclaims beneficial ownership in all such shares of common stock, except to the extent of its respective pecuniary interest therein. The address of the principal office of ETFS Capital is Ordnance House, 31 Pier Road, St. Helier, Jersey JE2 4XW. The address of the principal office of Mr. Tuckwell is 43 Mary St., Hawthorn VIC 3122, Australia.

(20)

Information reported pursuant to a Schedule 13G/A filed with the SEC on February 9, 2023. The shares indicated in the table are beneficially owned by The Vanguard Group, Inc. in its capacity as investment adviser and are owned of record by its clients. Vanguard reports that it has no sole voting power and shares voting power with respect to 225,773 shares, and that it has sole dispositive power with respect to 13,957,188 shares and shares dispositive power with respect to 325,544 shares. The business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(21)

Information reported pursuant to a Schedule 13G/A filed with the SEC on February 13, 2023. The shares indicated in the table include 1,914,590 shares of common stock held by The Judy and Michael Steinhardt Foundation for which Mr. Steinhardt serves as a co-trustee with Judy Steinhardt, with whom he shares voting and dispositive power, but over which he disclaims beneficial ownership. The business address of Mr. Steinhardt is 712 Fifth Avenue, 34th Floor, New York, NY 10019.

(22)

Information reported pursuant to a Schedule 13G/A filed with the SEC on February 8, 2023. The shares indicated in the table consist of shares beneficially owned by Massachusetts Financial Services Company and/or certain other non-reporting entities. The business address of Massachusetts Financial Services Company is 111 Huntington Avenue, Boston, MA 02199.

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Certain Relationships and Related Transactions

Since January 1, 2022, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors or executive officers or holders of more than 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or material interest other than the transactions described below.

STOCKHOLDERS AGREEMENT

We are a party to an Amended and Restated Stockholders Agreement, dated December 21, 2006, between Michael Steinhardt, our former Chairman of the Board of Directors, and Jonathan Steinberg, our Chief Executive Officer. Under this agreement, Mr. Steinberg agreed to give Mr. Steinhardt a right-of-first refusal to purchase any shares he intends to sell if he were to sell any of his shares in a private transaction.

CONTRACTUAL GOLD PAYMENTS

On April 11, 2018, we completed the acquisition of the European exchange-traded commodity, currency and leveraged-and-inverse business (“European ETC Business”), by purchasing the entire issued share capital of a subsidiary of ETFS Capital into which ETFS Capital transferred the European ETC Business prior to completion of the acquisition. In connection with the acquisition, we assumed an obligation for fixed payments to ETFS Capital of physical gold bullion equating to 9,500 ounces of gold per year through March 31, 2058 and then subsequently reduced to 6,333 ounces of gold per year continuing into perpetuity (“Contractual Gold Payments”). Contractual Gold Payments expense was $17.1 million during the year ended December 31, 2022.

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

In accordance with its written charter, our Audit Committee conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of our Audit Committee is required for all related party transactions. The term “related person transaction” refers to any transaction required to be disclosed by us pursuant to Item 404 of Regulation S-K (or any successor provision) promulgated by the SEC, except that “related party transactions” do not include compensation or employment arrangements that we disclose in our proxy statement (or, if the related person is an executive officer, that we would disclose if such person were a named executive officer).

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Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy card to vote on such matters in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Exchange Act.

FORWARD-LOOKING STATEMENTS

This proxy statement contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to management’s assumptions, expectations, projections, intentions and/or beliefs about future events or occurrences. These forward-looking statements are based on management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this proxy statement, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

WEBSITES

The information contained on the websites referenced in this proxy statement are not incorporated by reference into this proxy statement. Further, references to website URLs are intended to be inactive textual references only.

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APPENDIX A

Appendix A

Stockholder Rights Agreement

WISDOMTREE, INC.

AND

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

AS RIGHTS AGENT

STOCKHOLDER RIGHTS AGREEMENT

DATED AS OF MARCH 17, 2023

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APPENDIX A

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APPENDIX A

Stockholder Rights Agreement

This Stockholder Rights Agreement, dated as of March 17, 2023 (this “Agreement”), between WisdomTree, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a federally chartered trust company (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, the Board of Directors of the Company desires to provide stockholders of the Company with the opportunity to benefit from the long-term prospects and value of the Company and to ensure that stockholders of the Company receive fair and equal treatment in the event of any proposed takeover of the Company;

WHEREAS, on March 17, 2023, the Board of Directors of the Company authorized and declared a dividend distribution of (i) one Right (as such term is hereinafter defined) for each outstanding share of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) and (ii) 1,000 Rights for each outstanding share of Series A Non-Voting Convertible Preferred, par value $0.01 per share, of the Company (the “Series A Preferred Stock”), in each case, outstanding as of the Close of Business on March 28, 2023 (the “Record Date”), and authorized the issuance of one Right for each share of Common Stock of the Company and 1,000 Rights for each share of Series A Preferred Stock issued (whether or not originally issued or sold from the Company’s treasury, except in the case of treasury shares having associated Rights) between the Record Date and the earlier of the Distribution Date or the Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase one ten-thousandth of a share of Series B Junior Participating Cumulative Preferred Stock of the Company having the rights, powers and preferences set forth on Exhibit A hereto, upon the terms and subject to the conditions hereinafter set forth (each, a “Right”); and

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)     “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, is or becomes the Beneficial Owner (as such term is hereinafter defined) of 10% or more of the shares of Common Stock of the Company then outstanding after the time of the first public announcement of the declaration of the Rights dividend, but shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company or (iv) any Person holding shares of Common Stock of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement (the Persons described in clauses (i) through (iv) above are referred to herein as “Exempt Persons”); provided, however, that no Person which, together with all Affiliates and Associates of such Person, is as of the time of the first public announcement of the declaration of the Rights dividend, the Beneficial Owner of shares of Common Stock of the Company representing less than 20% of the shares of Common Stock of the Company then outstanding, and which is entitled to file, and files, or has filed, a statement on Schedule 13G (“Schedule 13G”) pursuant to Rule 13d-1(b) or Rule 13d-1(c) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as such rules are in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock Beneficially Owned by such Person (a “13G Investor”), shall be deemed an “Acquiring Person”; provided, further, however, that a Person who was deemed a 13G Investor shall no

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APPENDIX A

longer be deemed such if it files a statement on Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act as in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock Beneficially Owned by such Person, and shall be deemed an Acquiring Person if it is the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding at any point from the time it first files such a statement on Schedule 13D provided that if at such time such Person’s Beneficial Ownership is not less than 10%, then such Person shall have sixty (60) days from such time to reduce its Beneficial Ownership (together with all Affiliates and Associates of such Person) to below 10% of the shares of Common Stock of the Company before being deemed an “Acquiring Person” but shall be deemed an “Acquiring Person” if after reducing its Beneficial Ownership to below 10% it subsequently becomes the Beneficial Owner of 10% or more of the shares of Common Stock of the Company or if, prior to reducing its Beneficial Ownership to below 10%, it increases (or makes any offer or takes any other action that would increase) its Beneficial Ownership of the then-outstanding shares of Common Stock of the Company (other than as a result of an acquisition of shares of Common Stock by the Company) above the lowest Beneficial Ownership of such Person at any time during such 60-day period. Notwithstanding the foregoing, (i) no Person who is not a 13G Investor and who Beneficially Owns, each as of the time of the first public announcement of the declaration of the Rights dividend, 10% or more of the shares of Common Stock of the Company then outstanding and (ii) no Person who is a 13G Investor and who Beneficially Owns, each as of the time of the first public announcement of the declaration of the Rights dividend, 20% or more of the shares of Common Stock of the Company then outstanding, shall become an Acquiring Person unless such Person shall, after the time of the public announcement of the declaration of the Rights dividend, increase its Beneficial Ownership of the then-outstanding Common Stock (other than as a result of an acquisition of shares of Common Stock by the Company) to an amount equal to or greater than the greater of (x) 10% (in the case of a Person who is not then a 13G Investor) or 20% (in the case of a Person who is then a 13G Investor) or (y) the sum of (i) the lowest Beneficial Ownership of such Person as a percentage of the outstanding shares of Common Stock as of any time from and after the time of the public announcement of the declaration of the Rights dividend plus (ii) 0.001%. For the avoidance of doubt, for purposes of this Agreement any exercise, conversion, settlement, unwinding or other disposition of a derivative security, instrument or transaction referred to in Section 1(d)(iv) shall be deemed to be the disposition of the associated Derivative Common Shares that reduces the Beneficial Ownership of the Person that acquired the derivative security or instrument or that entered into the derivative transaction, and any acquisition of shares of Common Stock of the Company in connection with any such exercise, conversion, settlement, unwinding or other disposition shall be deemed to be the subsequent acquisition of Beneficial Ownership of additional shares of Common Stock of the Company. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition by the Company of Common Stock of the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 10% (20% in the case of a 13G Investor) or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 10% (20% in the case of a 13G Investor) or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after public announcement of such share purchases by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding anything to the contrary provided in this Agreement, if (x) the Board of Directors of the Company determines at any time that a Person who would otherwise be an “Acquiring Person,” has become such without intending to become an “Acquiring Person,” and such Person divests as promptly as practicable (or within such period of time as the Board of Directors of the Company determines is reasonable) a sufficient number of shares of Common Stock of the Company (or, for the avoidance of doubt, with respect to any Derivative Common Shares, terminates the subject derivative transaction or transactions or disposes of the subject derivative security or securities) so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), or (y) a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, in the case of either (x) or (y) and unless and until the Board shall otherwise determine, such Person shall not be deemed to be or to have ever become an “Acquiring Person” for any purposes of this Agreement.

(b)     “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

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APPENDIX A

(c)     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Exchange Act, as in effect on the date of this Agreement; provided, however, that no Person who is a director or officer of the Company shall be deemed an Affiliate or an Associate of any other director or officer of the Company solely as a result of his or her position as director or officer of the Company.

(d)     A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

(i)       which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, Beneficially Owns (as determined pursuant to Rule 13d-3 of the Rules under the Exchange Act, as in effect on the date of this Agreement);

(ii)      which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has:

(A)     the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (1) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (2) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (3) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; or (4) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, securities (w) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (x) issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event; (y) issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Sections 3(a), 11(i) or 22 hereof; or (z) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person; or

(B)     the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to a written proxy or consent solicitation statement filed with the Securities and Exchange Commission in accordance with the Rules of the Exchange Act and (2) is not also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(C)     the right to dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities); or

(iii)     which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in clause (B) of Section 1(d)(ii) hereof) or disposing of any securities of the Company; or

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APPENDIX A

(iv)     that are the subject of a derivative transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative security acquired by such Person or any of such Person’s Affiliates or Associates that gives such Person or any of such Person’s Affiliates or Associates the economic equivalent of ownership of an amount of securities due to the fact that the value of the derivative security is explicitly determined by reference to the price or value of such securities, or that provides such Person or any of such Person’s Affiliates or Associates an opportunity, directly or indirectly, to profit or to share in any profit derived from any change in the value of such securities, in any case without regard to whether (A) such derivative security conveys any voting rights in such securities to such Person or any of such Person’s Affiliates or Associates; (B) the derivative security is required to be, or capable of being, settled through delivery of such securities; or (C) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such derivative security. In determining the number of shares of Common Stock of the Company that are Beneficially Owned by virtue of the operation of this Section 1(d)(iv), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of shares of Common Stock of the Company that, pursuant to the documentation evidencing the derivative security, may be acquired upon the exercise or settlement of the applicable security or as the basis upon which the value or settlement amount of such security, or the opportunity of the holder of such derivative security to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of shares of Common Stock of the Company is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of shares of Common Stock of the Company to which the derivative security relates. Such shares of Common Stock of the Company that are deemed so Beneficially Owned pursuant to the operation of this Section 1(d)(iv) shall be referred to herein as “Derivative Common Shares”;

provided, however, that (1) no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition and (2) no Person who is a director or an officer of the Company shall be deemed, as a result of his or her position as director or officer of the Company, the Beneficial Owner of any securities of the Company that are Beneficially Owned by any other director or officer of the Company.

For all purposes of this Agreement, any calculation of the number of shares of Common Stock of the Company outstanding at any particular time, including for purposes of determining the percentage of the outstanding shares of Common Stock of the Company of which any Person is the Beneficial Owner, shall include the number of shares of Common Stock of the Company not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement, but the number of shares of Common Stock of the Company not outstanding that such Person, together with all Affiliates and Associates of such Person, is otherwise deemed to Beneficially Own for purposes of this Agreement will not be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of Common Stock of the Company Beneficially Owned by any other Person.

(e)     “Book Entry Shares” shall have the meaning set forth in Section 3(a).

(f)     “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g)     “Certificate of Incorporation” when used in reference to the Company shall mean the Amended and Restated Certificate of Incorporation of the Company filed with the Delaware Secretary of State on March 31, 2011, as the same may be amended from time to time.

(h)     “Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

(i)     “Common Stock” when used in reference to the Company shall mean the common stock, par value $0.01 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or

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APPENDIX A

changed after the date hereof. “Common Stock” when used with reference to any Person other than the Company organized in corporate form shall mean (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including, without limitation, any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

(j)     “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k)     “Current Exchange Value” shall mean the product of the closing price of a share of Common Stock of the Company on the date of the occurrence of an Exchange Determination (or the next Trading Day, if such date is not a Trading Day) multiplied by the number of shares of Common Stock of the Company for which the Right would otherwise be exchangeable (without regard to whether there were sufficient shares of Common Stock of the Company available therefor).

(l)     “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(m)     “Depositary Agent” shall have the meaning set forth in Section 7(c) hereof.

(n)     “Derivative Common Shares” shall have the meaning set forth in Section 1(d)(iv).

(o)     “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(p)     “Early Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(q)     “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(r)     “Exchange Determination” shall have the meaning set forth in Section 24(a).

(s)     “Exempt Person” shall have the meaning set forth in the definition of “Acquiring Person.”

(t)     “Exercise Price” shall have the meaning set forth in Section 4(a) hereof.

(u)     “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(v)     “Fair Market Value” of any securities or other property shall be as determined in accordance with Section 11(d) hereof.

(w)     “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(x)     “Group” shall have the meaning set forth in clause (b) of the definition of “Person.”

(y)     “Person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

(z)     “Preferred Stock” shall mean shares of Series B Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit A.

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APPENDIX A

(aa)     “Preferred Stock Equivalents” shall have the meaning set forth in Section 11(b) hereof.

(bb)     “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(cc)     “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(dd)     “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ee)     “Registered Common Stock” shall have the meaning set forth in Section 13(b) hereof.

(ff)     “Right Certificates” shall have the meaning set forth in Section 3(b) hereof.

(gg)     “Schedule 13G” shall have the meaning set forth in the definition of “Acquiring Person.”

(hh)     “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(ii)     “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj)     “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(kk)     “Section 24 Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(ll)     “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(mm)     “Stock Acquisition Date” shall mean the date of the first public announcement (which for purposes of this definition shall include, without limitation, the issuance of a press release or the filing of a publicly-available report or other document with the Securities and Exchange Commission or any other governmental agency) by the Company, acting pursuant to a resolution adopted by the Board of Directors of the Company, or by an Acquiring Person, subject in each case to the last paragraph of Section 1(a), that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person.

(nn)     “Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (as amended from time to time or as contemplated to be in effect following such Stockholder Approval) by the vote of a majority of the votes cast by the stockholders entitled to vote thereon at a duly held meeting of stockholders of the Company.

(oo)     “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

(pp)     “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(qq)     “Summary of Rights” means a summary of this Agreement substantially in the form attached hereto as Exhibit C.

(rr)     “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(ss)     “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(tt)     “Trust” shall have the meaning set forth in Section 24(b)(ii) hereof.

(uu)     “Trust Agreement” shall have the meaning set forth in Section 24(b)(ii) hereof.

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APPENDIX A

(vv)     “13G Investor” shall have the meaning set forth in the definition of “Acquiring Person.”

(ww)     The additional defined terms have the following meanings:

“Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Stock of the Company and is with respect to (i) a share exchange, one-step merger, tender offer and second-step merger, consolidation, recapitalization, reorganization, business combination or similar transaction involving the Company, or (ii) the acquisition, directly or indirectly, of assets or earning power aggregating 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries (taken as a whole).

“Exemption Date” shall have the meaning set forth in Section 23(d)(vi) hereof.

“Independent Board Members” shall mean those members of the Board that have been determined by the Board to be independent in accordance with the New York Stock Exchange listing standards.

“Outside Meeting Date” shall have the meaning set forth in Section 23(d)(vi) hereof.

“Qualifying Offer” shall mean an offer determined by a majority of the Independent Board Members to have each of the following characteristics:

(i)     a fully financed, all cash tender offer for all of the outstanding shares of Common Stock, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer) at the same per share consideration;

(ii)     an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii)     an offer that is subject to only the minimum tender condition described in clause (vi) immediately below and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents or any Person being permitted any due diligence with respect to the books, records, management, accountants or other outside advisors of the Company;

(iv)     an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) Business Days and, if a Special Meeting is duly requested in accordance with Section 23(d), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Demand in accordance with Section 23(d), for at least ten (10) Business Days following such ninety (90) Business Day period;

(v)     an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified in clause (iv) immediately above, the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open, as a result of clause (iv) immediately above and this clause (v), beyond (A) the time that any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under clause (iv) immediately above and this clause (v) or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice given by the Company to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Stock with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

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APPENDIX A

(vi)     an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(vii)     an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second-step transaction whereby all Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(viii)     if the offer includes shares of common stock of the offeror, an offer pursuant to which the offeror shall permit representatives of the Company (including a nationally recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board to evaluate the offer and make an informed decision;

(ix)     an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Principal Executive Officer and Principal Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period;

(x)     if the offer includes non-cash consideration (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States entity, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or the Nasdaq, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) such issuer of such common stock has no other class of voting stock or other voting securities, and (E) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer; and

(xi)     an offer that is otherwise in the best interests of the Company and its stockholders.

For the purposes of this definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, which conditions shall not include any requirements with respect to such financial institutions or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company, (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (3) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer and is reasonably satisfactory to the Board. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(d) shall no longer be applicable to such offer, provided that an Exemption Date shall not have already occurred with respect to such Qualifying Offer pursuant to Section 23(d).

“Qualifying Offer Resolution” shall have the meaning set forth in Section 23(d)(i) hereof.

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APPENDIX A

“Special Meeting” shall have the meaning set forth in Section 23(d)(i) hereof.

“Special Meeting Demand” shall have the meaning set forth in Section 23(d)(i) hereof.

“Special Meeting Period” shall have the meaning set forth in Section 23(d)(iii) hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine. The Company shall give ten (10) days’ prior written notice to the Rights Agent of the appointment of one or more Co-Rights Agents and the respective duties of the Rights Agent and any such Co-Rights Agents. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Right Certificates.

(a)     From the date hereof until the earlier of (i) the Close of Business on the tenth calendar day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or such later calendar day, if any, as the Board of Directors of the Company may determine in its sole discretion) after the date a tender or exchange offer by any Person, other than an Exempt Person, is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act, or any successor rule, if, upon consummation thereof, such Person would become an Acquiring Person, including any such date which is after the date of this Agreement and prior to the issuance of the Rights (the earliest of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for the Common Stock or Series A Preferred Stock, as applicable, of the Company registered in the names of the holders of the Common Stock or Series A Preferred Stock of the Company or, in the case of uncertificated shares of Common Stock or Series A Preferred Stock of the Company registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such shares (which certificates and notations, as applicable, will also be deemed to be certificates or notations for Rights), and not by separate certificates or notations, as applicable, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock or Series A Preferred Stock of the Company.

(b)     As soon as practicable after the Distribution Date, the Rights Agent will, at the Company’s expense send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock or Series A Preferred Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more certificates, in substantially the form of Exhibit B hereto (the “Right Certificates”), evidencing one Right for each share of Common Stock or 1,000 Rights for each share of Series A Preferred Stock of the Company so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock or 1,000 Rights for each share of Series A Preferred Stock of the Company has been made pursuant to Section 11(o) hereof, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) at the time of distribution of the Right Certificates, so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(c)     With respect to certificates for the Common Stock or Series A Preferred Stock of the Company and Book Entry Shares, as applicable, outstanding prior to the Close of Business on the Record Date, the Rights will be evidenced by such certificates for the Common Stock or Series A Preferred Stock of the Company or such Book Entry Shares on or until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), and the registered holders of the Common Stock or Series A Preferred Stock of the Company also shall be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the transfer of any shares of Common Stock or Series A Preferred Stock of the Company (with or without a copy of the Summary of Rights) outstanding prior to the date of this Agreement shall also constitute the transfer of the Rights associated with the Common Stock or Series A Preferred Stock of the Company represented by such certificate or Book Entry Share.

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APPENDIX A

(d)     Rights will be issued in respect of all shares of Common Stock or Series A Preferred Stock of the Company that are issued (whether as an original issuance or from the Company’s treasury or upon conversion of any shares of Series A Preferred Stock into Common Stock) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates for the Common Stock or Series A Preferred Stock of the Company issued after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Stockholder Rights Agreement between WisdomTree, Inc. and Continental Stock Transfer & Trust Company (or any successor thereto), as Rights Agent, dated as of March 17, 2023, as amended, restated, renewed, supplemented or extended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of WisdomTree, Inc. and the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. WisdomTree, Inc. may redeem the Rights at a redemption price of $0.01 per Right, subject to adjustment, under the terms of the Rights Agreement. WisdomTree, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or any Affiliates or Associates thereof (as defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification, if any, to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates for shares of Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the shares of Common Stock or Series A Preferred Stock of the Company represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares, (ii) the registered holders of shares of Common Stock or Series A Preferred Stock of the Company will also be the registered holders of the associated Rights and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with the shares of Common Stock or Series A Preferred Stock of the Company represented thereby. Notwithstanding this Section 3(d), the omission of the legend required hereby, the inclusion of a legend that makes reference to a rights agreement other than this Agreement or the failure to provide notice thereof will not affect the enforceability of any part of this Agreement or the rights of any holder of Rights.

(e)     In the event that the Company purchases or otherwise acquires any shares of Common Stock or Series A Preferred Stock of the Company after the Record Date but prior to the Distribution Date (including, without limitation, upon conversion of any shares of Series A Preferred Stock into shares of Common Stock), any Rights associated with such Common Stock or Series A Preferred Stock of the Company shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock or Series A Preferred Stock of the Company which are no longer outstanding. The failure to print the legend referred to in Section 3(d) on any such certificate representing Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

(f)     The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date.

Section 4. Form of Right Certificates.

(a)     The Right Certificates (and the forms of election to purchase shares and of assignment and certificate to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of

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APPENDIX A

identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to customary usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date, shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (the “Exercise Price”), but the number of such shares and the Exercise Price shall be subject to adjustment as provided herein.

(b)     Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock or Series A Preferred Stock of the Company associated with such Rights or the Company or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6, Section 11 or Section 22 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void under certain circumstances as specified in Section 7(e) of the Rights Agreement.

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Right Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

(c)     Notwithstanding anything to the contrary in this Agreement, the Company and the Rights Agent may at any time and to the extent deemed necessary, desirable or appropriate, including before or after the Distribution Date, amend this Agreement without the consent of any holder of Rights to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

Section 5. Countersignature and Registration.

(a)     The Right Certificates shall be executed on behalf of the Company by its Chair or Vice Chair of the Board of Directors, its Chief Executive Officer, President or any Vice President and by its Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary, either manually or by electronic signature, and shall have affixed thereto the Company’s seal which shall be attested to by the Secretary or any Assistant Secretary of the Company, either manually or by electronic signature. The Right Certificates shall be countersigned, either manually or by electronic signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Right Certificate shall be conclusive evidence, and the only evidence, that such Right Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificates

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APPENDIX A

may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b)     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)     Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock of the Company, cash, property, debt securities, Preferred Stock or any combination thereof, including any such securities, cash or property following a Section 13 Event) as the Right Certificate or Certificates surrendered then entitled such holder to purchase and at the same Exercise Price. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a Right Certificate, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b)     Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate, if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a)     Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Exercise Price for the total number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised, at or prior to the earliest of (i) the Close of Business on March 16, 2024 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof (the “Exchange Date”), or (iv) the Close of Business on the first day after the Company’s 2023 meeting of stockholders (including any adjournments or postponement thereof) if Stockholder Approval

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APPENDIX A

has not been obtained on or prior to such date (the “Early Expiration Date”) (the earliest of (i), (ii), (iii), or (iv) being herein referred to as the “Expiration Date”). Except as set forth in Section 7(e) hereof and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock or Series A Preferred Stock of the Company may exercise all of the rights of a registered holder of a Right Certificate with respect to the Rights associated with such shares of Common Stock or Series A Preferred Stock of the Company in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock or Series A Preferred Stock of the Company.

(b)     The Exercise Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $32.00. The Exercise Price shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

(c)     As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the “Depositary Agent”), certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) by certified check or bank draft payable to the order of the Company or by money order, the Rights Agent shall, subject to Section 20(k) and Section 14(b) hereof, thereupon promptly (i) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depositary Agent) depositary receipts or certificates for the number of one ten-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities (including Common Stock of the Company) of the Company, pay cash or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Exercise Price may be made by certified or bank check payable to the order of the Company, or by money order or wire transfer of immediately available funds to the account of the Company (provided that notice of such wire transfer shall be given by the holder of the related Right to the Rights Agent).

(d)     In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)     Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event or Section 13 Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred

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Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.

(f)     Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Right Certificates cancelled or destroyed by the Rights Agent.

Section 9. Reservation and Availability of Preferred Stock.

(a)     The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)     The Company shall use its reasonable best efforts to cause, from and after such time as the Rights become exercisable, all shares of Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock of the Company is listed or, if the principal market for the Common Stock of the Company is not on any national securities exchange, to be eligible for quotation on such system as the Common Stock is then quoted.

(c)     The Company shall use its reasonable best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration Date. The

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Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date determined in accordance with the provisions of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

(d)     The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)     The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any certificates for shares of Preferred Stock and/or other property upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates or the issuance or delivery of other securities or property to a person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Right Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock or other securities (including any fraction of a share of Preferred Stock or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock or such other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock or such other securities, as applicable, are closed, such person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open; and further provided, however, that if delivery of shares of Preferred Stock or such other securities is delayed pursuant to Section 9(c), such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities only when such shares or such other securities first become deliverable. Prior to the exercise of the Right evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)     (i)     In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Stock (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as

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otherwise provided in this Section 11(a) and Section 7(e) hereof, the Exercise Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of a Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)     Subject to the provisions of Section 24 hereof, in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, promptly following any such occurrence (a “Section 11(a)(ii) Event”), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one ten-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Exercise Price by the then number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and dividing that product by (y) 50% of the Fair Market Value per share of Common Stock of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of a Section 11(a)(ii) Event (such number of shares being referred to as the “Adjustment Shares”).

(iii)     In lieu of issuing any shares of Common Stock of the Company in accordance with Section 11(a)(ii) hereof, the Company, acting by or pursuant to a resolution of the Board of Directors of the Company, may, and in the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company, acting by or pursuant to a resolution of the Board of Directors of the Company, shall: (A) determine the excess of (X) the Fair Market Value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (Y) the Exercise Price attributable to each Right (such excess being referred to as the “Spread”) and (B) with respect to all or a portion of each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Exercise Price, (1) Common Stock of the Company or equity securities, if any, of the Company other than Common Stock of the Company (including, without limitation, shares, or units of shares, of Preferred Stock that the Board of Directors of the Company has determined to have the same value as shares of Common Stock of the Company (such shares of Preferred Stock being referred to herein as “Common Stock Equivalents”)), (2) cash, (3) a reduction in the Exercise Price, (4) Preferred Stock Equivalents which the Board of Directors of the Company has deemed to have the same value as shares of Common Stock of the Company, (5) debt securities of the Company, (6) other assets or securities of the Company or (7) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company after receiving the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock of the Company (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares

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APPENDIX A

(such period, as it may be extended, being referred to herein as the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock of the Company and of the Preferred Stock shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of the Common Stock of the Company and the Preferred Stock, respectively, on the Section 11(a)(ii) Trigger Date, the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock of the Company on such date and the value of any Preferred Stock Equivalent shall be deemed to have the same value as the Preferred Stock on such date.

(b)     If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the shares of Preferred Stock (“Preferred Stock Equivalents”)) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per share of Preferred Stock Equivalents (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with Section 11(d) hereof. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c)     If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one ten-thousandth of a share of Preferred Stock on such record date, less the Fair Market Value (as determined pursuant to Section 11(d) hereof) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights or warrants applicable to one ten-thousandth of a share of Preferred Stock and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one ten-thousandth of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. Such adjustments shall be made

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APPENDIX A

successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would be in effect if such record date had not been fixed.

(d)     For the purpose of this Agreement, the “Fair Market Value” of any share of Preferred Stock, Common Stock or any other stock or any Right or other security or any other property shall be determined as provided in this Section 11(d).

(i)     In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the 30 Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the OTC Bulletin Board, the Pink Sheets or such other system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date shall be determined reasonably and with utmost good faith to the holders of the Rights by the Board of Directors of the Company; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. The term “Trading Day” shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)     If a security is not publicly held or not so listed or traded, “Fair Market Value” shall mean the fair value per share of stock or per other unit of such security, determined reasonably and in good faith to the holders of the Rights by the Board of Directors of the Company; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights; provided, however, that for the purposes of making any adjustment provided for by Section 11(a)(ii) hereof, the Fair Market Value of a share of Preferred Stock shall not be less than the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple (as both of such terms are defined in the Certificate of Designations attached as Exhibit A hereto) applicable to the Preferred Stock and shall not exceed 105% of the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Preferred Stock.

(iii)     In the case of property other than securities, the Fair Market Value thereof shall be determined reasonably and in good faith to the holders of Rights by the Board of Directors of the Company; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such property on such date shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company,

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APPENDIX A

which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights.

(e)     Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a share of Common Stock of the Company or hundred-millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board of Directors of the Company may deem appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f)     If as a result of any provision of Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (d), (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)     All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one ten-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)     Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest hundred-millionth) as the Board of Directors of the Company determines is appropriate to preserve the economic value of the Rights, including, by way of example, that number obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock for which a Right may be exercisable immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i)     The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.

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APPENDIX A

Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)     Irrespective of any adjustment or change in the Exercise Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder without prejudice to any adjustment or change.

(k)     Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Exercise Price.

(l)     In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)     Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the Fair Market Value, issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock, shall not be taxable to such stockholders.

(n)     The Company covenants and agrees that it shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), (ii) merge with or into, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries taken as a whole, to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with the proviso at the end of this sentence) if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments outstanding or agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale the stockholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, that, subject to the following sentence, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company further covenants and agrees that after the Distribution Date it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

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(o)     Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock of the Company (by reclassification or otherwise than by payment of dividends in shares of Common Stock of the Company) into a greater or lesser number of shares of Common Stock of the Company, then in any such case (A) the number of one ten-thousandths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one ten-thousandths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock of the Company outstanding immediately after such event, and (B) each share of Common Stock of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(p)     The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and, unless expressly provided to the contrary elsewhere in this Agreement, such exercise shall not otherwise affect the rights of holders of Right Certificates under this Rights Agreement, including rights to purchase securities of the Principal Party following a Section 13 Event which has occurred or may thereafter occur, as set forth in Section 13 hereof. Upon exercise of a Right Certificate under Section 11(a)(ii), the Rights Agent shall return such Right Certificate duly marked to indicate that such exercise has occurred.

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock and Series A Preferred Stock of the Company a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)     In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall have the right to receive, upon the exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party (as hereinafter defined in Section 13(b)), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other

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APPENDIX A

adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) or 11(a)(iii) hereof), and dividing that product by (2) 50% of the Fair Market Value (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash and/or other securities in accordance with Section 11(a)(iii) hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

(b)     “Principal Party” shall mean:

(i)     in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and

(ii)     in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d));

provided, however, that in any such case described in clauses (i) or (ii) of Section 13(b) hereof, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act (“Registered Common Stock”) or such Person is not a corporation, and such Person is a direct or indirect Subsidiary or Affiliate of another Person who has Registered Common Stock outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, “Principal Party” shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, “Principal Party” shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

(c)     The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company

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APPENDIX A

and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Principal Party at its own expense will:

(i)     prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;

(ii)     qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii)     list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for listing on an automated quotation system or such other system on which the Common Stock of the Company is then traded; and

(iv)     deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d)     In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its certificate of incorporation or By-Laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

Section 14. Fractional Rights and Fractional Shares.

(a)     The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Right Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, as determined pursuant to Section 11(d) hereof.

(b)     The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Fair Market Value of one ten-thousandth of a share of Preferred Stock shall be determined pursuant to Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise.

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APPENDIX A

(c)     The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Sections 18 and 20 hereof, are vested in the respective registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock or Series A Preferred Stock of the Company); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock or Series A Preferred Stock of the Company), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock or Series A Preferred Stock of the Company), may, in such registered holder’s own behalf and for such registered holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his or her right to exercise the Right evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)     prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of shares of Common Stock or Series A Preferred Stock of the Company;

(b)     after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c)     subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate representing Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to the last sentence of Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)     notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to

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APPENDIX A

receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a)     The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and attorney fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18(a) shall survive the expiration of the Rights and the termination of this Agreement.

(b)     The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate representing Common Stock or Series A Preferred Stock of the Company (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership), Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith and without negligence to be genuine and to be signed and executed by the proper Person or Persons.

(c)     The Rights Agent shall not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a)     Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

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APPENDIX A

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)     The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)     Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Fair Market Value”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chair of the Board of Directors, a Vice Chair of the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)     The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)     The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)     The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e) hereof) or any adjustment required under the provisions of Sections 11, 13 or 23(c) hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12 hereof), nor shall it be responsible for any determination by the Board of Directors of the Company of the Fair Market Value of the Rights or Preferred Stock pursuant to the provisions hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock of the Company or Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether or not any shares of Common Stock of the Company or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)     The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)     The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chair of the Board of Directors, any Vice Chair of the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any

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APPENDIX A

action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)     The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

(j)     No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)     If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company by first class mail, provided, however, that in the event the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Stock or Series A Preferred Stock of the Company terminates, the Rights Agent will be deemed to have resigned automatically on the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause), effective immediately or on a specified date, by written notice given to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Series A Preferred Stock of the Company and Preferred Stock, and by giving notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such removal (including, without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his or her Right Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States, the State of Delaware or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Delaware or the State of New York), in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the

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APPENDIX A

Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Series A Preferred Stock of the Company and the Preferred Stock, and give notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such appointment (including, without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock or Series A Preferred Stock of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock or Series A Preferred Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption; Exemption of a Qualifying Offer.

(a)     The Board of Directors of the Company may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock dividend declared or paid, any subdivision or combination of the outstanding shares of Common Stock of the Company or any similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the “Redemption Price”). The Rights may be redeemed only until the earlier to occur of (i) the time at which any Person becomes an Acquiring Person or (ii) the Final Expiration Date.

(b)     Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights in accordance with Section 23 hereof, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors of the Company ordering the redemption of the Rights in accordance with Section 23 hereof, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock or Series A Preferred Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or Section 24 hereof or in connection with the purchase or other acquisition of shares of Common Stock or Series A Preferred Stock of the Company prior to the Distribution Date (including, without limitation, upon conversion of shares of Series A Preferred Stock into shares of Common Stock).

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(c)     The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the Fair Market Value of the Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Company.

(d)     Exempting a Qualifying Offer from this Agreement.

(i)     In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the ninetieth (90th) Business Day following the commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of such Qualifying Offer, for the purpose of voting on whether to exempt such Qualifying Offer from the terms of this Agreement, provided that such Qualifying Offer has not been terminated and continues to be a Qualifying Offer, holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Stock then outstanding (excluding Common Stock Beneficially Owned by the offeror and the offeror’s Affiliates and Associates) may submit to the Board, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of such Qualifying Offer a written demand complying with the terms of this Section 23(d) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the exemption of such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”).

(ii)     A Special Meeting Demand shall be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the number of Common Stock which are owned of record by each of such stockholders, and (z) in the case of the Common Stock that are Beneficially Owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such Beneficial Owner and attaching evidence thereof. For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of a Qualifying Offer.

(iii)     In the event that the Board receives a Special Meeting Demand complying with the provisions of this Section 23(d), the Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be submitted to a vote of stockholders at a Special Meeting by including a proposal relating to the adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting. Such Special Meeting shall be convened within ninety (90) Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement conditioned on the approval by holders of a majority of the outstanding Common Stock, the Special Meeting Period may be extended by the Board (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement.

(iv)     The Board shall set a date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting in accordance with the Company’s Certificate of Incorporation, By-laws and applicable law.

(v)     Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. Notwithstanding anything to the contrary contained in this Agreement, if the Board determines that it is in the best interests of stockholders to seek an alternative transaction so as to obtain greater value for stockholders than that provided by any Qualifying Offer, the Company shall be entitled to include information relating to such alternative transaction in the proxy soliciting material prepared by it in connection with the Special Meeting.

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APPENDIX A

(vi)     In the event that the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (B) if, at the Special Meeting at which a quorum is present, a majority of the Common Stock outstanding and entitled to vote as of the record date for the Special Meeting selected by the Board, not giving effect to any affirmative votes cast by the offeror or any of its Affiliates or Associates, shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after (A) the Outside Meeting Date or (B) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”).

(vii)     Immediately upon the Close of Business on the Exemption Date, if any, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.

(viii)     The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Exemption Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Exemption Date has not occurred.

(ix)     Notwithstanding anything herein to the contrary, no action or vote by stockholders not in compliance with the provisions of this Section 23(d) shall serve to exempt any offer from the terms of this Agreement.

(x)     Nothing in this Section 23(d) shall be construed as limiting or prohibiting the Company or any offeror from proposing or engaging in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company or such offeror; provided, however, that the holders of Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding-up, business combination, transaction or action.

Section 24. Exchange.

(a)     The Board of Directors of the Company may, at its option, at any time on or after the occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock of the Company at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Section 24 Exchange Ratio” and such determination by the Board of Directors of the Company, an “Exchange Determination”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect an Exchange Determination at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock of the Company.

(b)     (i)     Immediately following an Exchange Determination and without any further action and without any notice, the right to exercise such Rights pursuant to Section 11(a)(ii) shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Section 24 Exchange Ratio. The Company shall promptly give notice of any such exchange in accordance with Section 26 hereof and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock of the Company (or other consideration) for Rights will be effected and, in the event of any partial exchange, the number of

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APPENDIX A

Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(ii)     The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board of Directors of the Company may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors of the Company approves (the “Trust Agreement”). If the Board of Directors of the Company so directs, then the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock of the Company (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares of Common Stock of the Company (or other consideration) are issued or paid to the Trust, all stockholders then entitled to receive shares of Common Stock of the Company (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(c)     Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any shares of Common Stock of the Company (or other consideration) issuable or payable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any transferee of an Acquiring Person or any Affiliate or Associate of such transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any shares of Common Stock of the Company (or other consideration) issued at the direction of the Board of Directors of the Company in connection with the exchange will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares of Common Stock of the Company (or other consideration) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board of Directors of the Company or of such exchange.

(d)     In the event that there are not sufficient shares of Common Stock of the Company issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will either take such action as may be necessary to authorize additional shares of Common Stock of the Company for issuance upon exchange of the Rights or, alternatively, at the option of the Board of Directors, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing shares of Common Stock of the Company in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing shares of Common Stock of the Company in exchange for each such Right, where the value of such securities will be determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, shares of Common Stock of the Company, Preferred Stock, Preferred Stock Equivalents or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(d), then the Board of Directors of the Company may temporarily suspend the exercisability of the Rights for a period of up to one hundred and twenty (120) days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional shares of Common Stock of the Company or to decide the appropriate form of

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APPENDIX A

distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

(e)     The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of the Exchange Determination.

Section 25. Notice of Certain Events.

(a)     In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock of the Company payable in Common Stock of the Company or to effect a subdivision, combination or consolidation of the Common Stock of the Company (by reclassification or otherwise than by payment of dividends in Common Stock of the Company) then in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 25 as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

(b)     In case any Section 11(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage

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APPENDIX A

prepaid, by email (with confirmation of transmission) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

WisdomTree, Inc.

250 West 34th Street

3rd Floor

New York, NY 10119

Email: legalnotice@wisdomtree.com

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by email (with confirmation of transmission) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Client Administration

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend any provision of this Agreement as the Board of Directors of the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock or Series A Preferred Stock of the Company. From and after the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend this Agreement without the approval of any holder of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Board of Directors of the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person); provided, however, that from and after the occurrence of a Section 11(a)(ii) Event this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and the benefits to, the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person). Upon the delivery of such certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, and any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Board of Directors of the Company pursuant to this Section 27. Prior to the occurrence of a Section 11(a)(ii) Event, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock or Series A Preferred Stock of the Company. Notwithstanding any other provision hereof, the Rights Agent’s consent must be obtained regarding any amendment or supplement pursuant to this Section 27 which alters the Rights Agent’s rights or duties.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

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APPENDIX A

Section 29. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject any member of the Board of Directors to any liability to the holders of the Rights or to any other person.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock or Series A Preferred Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock or Series A Preferred Stock of the Company).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from the Agreement would adversely affect the purpose or effect of the Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

Section 32. Governing Law. This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and to be performed entirely within such State. The courts of the State of Delaware and of the United States of America located in the State of Delaware (the “Delaware Courts”) shall have exclusive jurisdiction over any litigation arising out of or relating to this Agreement and the transactions contemplated hereby, and any Person commencing or otherwise involved in any such litigation shall waive any objection to the laying of venue of such litigation in the Delaware Courts and shall not plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum. Notwithstanding the foregoing, all provisions regarding the rights, duties, and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall be liable for any delay or failure in performance resulting directly from any act or event beyond its reasonable control and without the fault or gross negligence of the delayed or non-performing party that causes a sudden, substantial or widespread disruption in business activities, including, without limitation, fire, flood, natural disaster or act of God, epidemic, pandemic, strike or other industrial disturbance, war (declared or undeclared),

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APPENDIX A

embargo, blockade, legal restriction, riot, insurrection, act of terrorism, disruption in transportation, communications, electric power or other utilities, or other vital infrastructure or any means of disrupting or damaging internet or other computer networks or facilities (each, a “Force Majeure Condition”); provided that such delayed or non-performing party shall use reasonable commercial efforts to resume performance as soon as practicable. If any Force Majeure Condition occurs, the party delayed or unable to perform shall give prompt written notice to the other party, stating the nature of the Force Majeure Condition and any action being taken to avoid or minimize its effect.

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APPENDIX A

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal, all as of the day and year first above written.

WISDOMTREE, INC.

By:	/s/ Jonathan Steinberg
Name: Jonathan Steinberg
Title: Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT

By:	/s/ Henry Farrell
Name: Henry Farrell
Title: Vice President

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APPENDIX A

Exhibit A

Certificate of Designations of Series B Junior Participating Cumulative Preferred Stock of WisdomTree, Inc.

WISDOMTREE, INC. a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof,

DOES HEREBY CERTIFY:

Pursuant to the authority conferred upon the Board of Directors by the Corporation’s Amended and Restated Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), and Section 151(g) of the General Corporation Law of the State of Delaware, on March 17, 2023, the Board of Directors adopted the following resolution determining it desirable and in the best interests of the Corporation and its stockholders for the Corporation to create a series of 40,000 shares of preferred stock designated as “Series B Junior Participating Cumulative Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation, in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series B Junior Participating Cumulative Preferred Stock

Section 1. Designation and Amount. There shall be a series of preferred stock that shall be designated as “Series B Junior Participating Cumulative Preferred Stock” (the “Series B Preferred Stock”), and the number of shares constituting such series shall be 40,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

Section 2. Dividends and Distributions.

(A)    (i) Subject to the rights of the holders of any shares of any class or series of preferred stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of shares of common stock and of any other class or series of stock ranking junior to the Series B Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. The

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APPENDIX A

multiple of cash and non-cash dividends declared on the common stock to which holders of the Series B Preferred Stock are entitled, which shall be 10,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple.” In the event the Corporation shall at any time after March 17, 2023 (the “Rights Declaration Date”) (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series B Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(ii)     Notwithstanding anything else contained in this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series B Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock); provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(B)     Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:

(A)     Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series B Preferred Stock is entitled to cast, which shall initially be 10,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple.” In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series B Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

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(B)    Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of common stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)    (i) Whenever, at any time or times, dividends payable on any shares of Series B Preferred Stock shall be in arrears in an amount equal to at least six full quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the outstanding shares of Series B Preferred Stock shall have the exclusive right, voting separately as a single class, to elect two directors of the Corporation at a special meeting of stockholders of the Corporation or at the Corporation’s next annual meeting of stockholders, and at each subsequent annual meeting of stockholders, as provided below.

(ii)    Upon the vesting of such right of the holders of shares of Series B Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Series B Preferred Stock as hereinafter set forth. A special meeting of the stockholders of the Corporation then entitled to vote shall be called by the Chair of the Board of Directors, Chief Executive Officer or the President of the Corporation, if requested in writing by the holders of record of not less than 5% of the shares of Series B Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders of the Corporation, the holders of the shares of Series B Preferred Stock shall elect, voting as above provided, two directors of the Corporation to fill the aforesaid vacancies created by the automatic increase in the number of members of the Board of Directors. At any and all such meetings for such election, the holders of a majority of the outstanding shares of Series B Preferred Stock shall be necessary to constitute a quorum for such election, whether present in person or proxy, and such two directors shall be elected by the vote of at least a majority of the shares of Series B Preferred Stock held by such stockholders present or represented at the meeting, the holders of Series B Preferred Stock being entitled to cast a number of votes per share of Series B Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall not be a member of a class of the Board of Directors of the Corporation (if any), but shall serve until the next annual meeting of stockholders for the election of directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(C). Any director elected by holders of shares of Series B Preferred Stock pursuant to this Section 3(C) may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such director, with or without cause. In case any vacancy shall occur among the directors elected by the holders of shares of Series B Preferred Stock pursuant to this Section 3(C), such vacancy may be filled by the remaining director so elected, or his or her successor then in office, and the director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of directors.

(iii)    The right of the holders of shares of Series B Preferred Stock, voting separately as a class, to elect two members of the Board of Directors of the Corporation as aforesaid shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Series B Preferred Stock shall have been paid or declared and set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided subject to revesting in the event of each and every subsequent default of the character above-mentioned. Upon any termination of the right of the holders of the Series B Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Series B Preferred Stock pursuant to this Section 3(C) shall terminate immediately. Whenever the term of office of the directors elected by the holders of shares of Series B Preferred Stock pursuant to this Section 3(C) shall terminate and the special voting powers vested in the holders of the Series B Preferred Stock pursuant to this Section 3(C) shall have expired, the maximum number of members of the Board of Directors of the Corporation shall be such number as may be provided for in the By-Laws of the Corporation, irrespective of any increase made pursuant to the provisions of this Section 3(C). The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series B Preferred Stock in this Section 3.

(D)    Except as otherwise required by applicable law or as set forth herein, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for taking any corporate action.

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APPENDIX A

Section 4. Certain Restrictions.

(A)    Whenever dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)    except as permitted in subsection 4(A)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

(iv)    purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation (voluntary or otherwise), no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received an amount (the “Series B Liquidation Preference”) equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $10,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of all cash or other property to be distributed per share to holders of common stock upon such liquidation, dissolution or winding up of the Corporation, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend

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APPENDIX A

in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the aggregate amount per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series B Preferred Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Section 8. Redemption. The shares of Series B Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.

Section 9. Ranking. Unless otherwise expressly provided in the Certificate of Incorporation or a Certificate of Designations relating to any other series of preferred stock of the Corporation, the Series B Preferred Stock shall rank junior to every other series of the Corporation’s preferred stock previously or hereafter authorized, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the common stock.

Section 10. Fractional Shares. Series B Preferred Stock may be issued in whole shares or in any fraction of a share that is one ten-thousandth (1/10,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Stockholder Rights Agreement dated as of March 17, 2023, between the Corporation and Continental Stock Transfer & Trust Company, as Rights Agent, for fractions of a share other than one ten-thousandth (1/10,000th) of a share or any integral multiple thereof.

Section 11. Amendment. At any time any shares of Series B Preferred Stock are outstanding, the Certificate of Incorporation and the foregoing Sections 1 through 10, inclusive, and this Section 11 of the Certificate of Designations shall not be amended in any manner, including by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series B Preferred Stock, voting separately as a class.

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APPENDIX A

Exhibit B

Form of Right Certificate

Certificate No. R-                     Rights

NOT EXERCISABLE AFTER MARCH 16, 2024 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF WISDOMTREE, INC., AT $0.01 PER RIGHT, ON THE TERMS SET FORTH IN THE STOCKHOLDER RIGHTS AGREEMENT BETWEEN WISDOMTREE, INC. AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT, DATED AS OF MARCH 17, 2023 (THE “RIGHTS AGREEMENT”). UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Right Certificate

WISDOMTREE, INC.

This certifies that                                 , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholder Rights Agreement dated as of March 17, 2023 (the “Rights Agreement”) between WisdomTree, Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on March 16, 2024 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one ten-thousandth of a fully paid, non-assessable share of the Series B Junior Participating Cumulative Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $                     per one ten-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of                             , based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person or Associate or Affiliate thereof, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Exercise Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Company and the designated office of the Rights Agent and are also available upon written request to the Company or the Rights Agent.

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This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised. If this Right Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Right Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Under certain circumstances, subject to the provisions of the Rights Agreement, the Board of Directors of the Company at its option may exchange all or any part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or Preferred Stock at an exchange ratio (subject to adjustment) specified in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Board of Directors of the Company at its option at a redemption price of $0.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors).

The Company is not obligated to issue fractional shares of stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the electronic signature of the proper officers of the Company as a document under corporate seal.

Attested:	WISDOMTREE, INC.

By:	By:
Secretary or Assistant Secretary	Name:
Title: Chair, Vice Chair, Chief Executive Officer, President or Vice President

Countersigned:

Continental Stock Transfer & Trust Company

By:

Name:
Title:

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APPENDIX A

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED                                              hereby sells, assigns and transfers unto                                                  (Please print name and address of transferee)                                                      this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                          Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ,
Signature
Signature Medallion Guaranteed:

Signatures must be medallion guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate                  are                  are not being transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned              did              did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ,
Signature

A-46    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

APPENDIX A

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

WISDOMTREE, INC.  |  2023 PROXY STATEMENT    A-47

APPENDIX A

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Right Certificate.)

To WISDOMTREE, INC.:

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate or if the Rights are being exercised pursuant to Section 11(a)(ii) of the Rights Agreement, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

Dated: ,
Signature
Signature Medallion Guaranteed:

A-48    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

APPENDIX A

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate                  are                  are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned                  did                  did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ,
Signature

WISDOMTREE, INC.  |  2023 PROXY STATEMENT    A-49

APPENDIX A

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

A-50    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

APPENDIX A

Exhibit C

Form of Summary of Rights

SUMMARY OF STOCKHOLDER RIGHTS AGREEMENT OF WISDOMTREE, INC.

On March 17, 2023 the Board of Directors of WisdomTree, Inc. (the “Company”) adopted a stockholder rights plan, as set forth in the Stockholder Rights Agreement, dated March 17, 2023 between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement”). The Rights Agreement is intended to protect the Company and its stockholders from efforts to obtain control of the Company that the Board of Directors determines are not in the best interests of the Company and its stockholders, and to enable all stockholders to realize the long-term value of their investment in the Company. The Rights Agreement is not intended to interfere with any merger, tender or exchange offer or other business combination approved by the Board of Directors.

The following description of the terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated March 17, 2023. A copy of the Rights Agreement is available free of charge from the Company.

Rights Dividend: Pursuant to the terms of the Rights Agreement, the Board of Directors declared a dividend distribution of (i) one Right (as defined below) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and (ii) 1,000 Rights for each outstanding share of Series A Non-Voting Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series A Preferred Stock”) to stockholders of record as of the close of business on March 28, 2023 (the “Record Date”). In addition, one Right will automatically attach to each share of Common Stock and 1,000 Rights will automatically attach to each share of Series A Preferred Stock, in each case, issued between the Record Date and the earlier of the Distribution Date (as defined below) and the expiration date of the Rights. Each “Right” entitles the registered holder thereof to purchase from the Company a unit consisting of one ten-thousandth of a share (a “Unit”) of Series B Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a cash exercise price of $32.00 per Unit (the “Exercise Price”), subject to adjustment, under certain conditions specified in the Rights Agreement and summarized below.

Distribution Date: Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock or Series A Preferred Stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the Common Stock and Series A Preferred Stock and will become exercisable upon the earlier of:

•

the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” by acquiring beneficial ownership of 10% (or 20% in the case of a person which, together with all affiliates and associates of such person, is the beneficial owner of shares of Common Stock of the Company representing less than 20% of the shares of Common Stock of the Company then outstanding, and which is entitled to file, and files, or has filed, a statement on Schedule 13G pursuant to Rule 13d-1(b) or Rule 13d-1(c) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as such rules are in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock beneficially owned by such person) or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the Company or certain inadvertent actions by a stockholder (the date of said announcement being referred to as the “Stock Acquisition Date”); or

•

the close of business on the tenth business day (or such later day as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that could result upon its consummation in a person or group becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”).

For purposes of the Rights Agreement, beneficial ownership is defined to include ownership of securities that are subject to a derivative transaction and acquired derivative securities. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership.

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APPENDIX A

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (1) the Rights will be evidenced by the Common Stock or Series A Preferred Stock certificates (or, with respect to any uncertificated shares of Common Stock or Series A Preferred Stock registered in book entry form (“Book Entry Shares”), by notation in book entry) and will be transferred with and only with such shares of Common Stock or Series A Preferred Stock, (2) new Common Stock or Series A Preferred Stock certificates or Book Entry Shares issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (3) the surrender for transfer of any certificates for Common Stock or Series A Preferred Stock or Book Entry Shares will also constitute the transfer of the Rights associated with the Common Stock or Series A Preferred Stock represented thereby.

As soon as practicable after the Distribution Date, one or more certificates evidencing Rights (the “Right Certificates”) will be mailed to holders of record of Common Stock and Series A Preferred Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock or Series A Preferred Stock issued prior to the Distribution Date will be issued with Rights.

Subscription and Merger Rights: In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of shares of Preferred Stock, that number of shares of Common Stock of the Company (or, in certain circumstances, including if there are insufficient shares of Common Stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the “Subscription Right”). In the event that, at any time following the Stock Acquisition Date:

•	the Company consolidates with, or merges with and into, any other person, and the Company is not the continuing or surviving corporation;

•

any person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property; or

•	50% or more of the Company’s assets or earning power is sold, mortgaged or otherwise transferred,

each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the “Merger Right”).

The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Agreement) become null and void.

Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for shares of Common Stock, other securities of the Company, other consideration or for common stock of an acquiring company.

Exchange Feature: At any time after a person becomes an Acquiring Person, the Board of Directors may, at its option, exchange all or any part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock for each Right, subject to adjustment as specified in the Rights Agreement. Notwithstanding the foregoing, the Board of Directors generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of 50% or more of the Common Stock of the Company.

A-52    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

APPENDIX A

Adjustments: The Exercise Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock;

•	if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or

•

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. The Company is not obligated to issue fractional shares. If the Company elects not to issue fractional shares, in lieu thereof an adjustment in cash will be made based on the fair market value of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption: The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors) by the Board of Directors only until the earlier of (1) the time at which any person becomes an Acquiring Person or (2) the expiration date of the Rights Agreement. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

Amendment: The Rights Agreement may be amended by the Board of Directors in its sole discretion at any time prior to the time at which any person becomes an Acquiring Person. After such time the Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

Expiration Date: The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 16, 2024 provided that if the Company’s stockholders have not ratified the Rights Agreement by the close of business on the first day after the Company’s 2023 meeting of stockholders (including any adjournments or postponement thereof), the Rights will expire at such time, in each case, unless previously redeemed or exchanged by the Company.

Qualifying Offer: If the Company receives a “Qualifying Offer” (as defined in the Rights Agreement) that has not been terminated and continues to be a Qualifying Offer for the period hereinafter described and the Board has not redeemed the outstanding Rights, exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting for stockholders to vote on whether to exempt the Qualifying Offer from the terms of the Rights Agreement within ninety (90) business days following the commencement of such Qualifying Offer, and if, within ninety (90) to one hundred twenty (120) business days following commencement of such Qualifying Offer, the Company receives a notice in compliance with the Rights Agreement from holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Stock (excluding shares beneficially owned by the offeror and its Affiliates and Associates) requesting a special meeting of the Company’s stockholders to vote on a resolution to exempt the Qualifying Offer (the “Qualifying Offer Resolution”) from the terms of the Rights Agreement, then the Board must call and hold such a special meeting (the “Special Meeting”) by the ninetieth (90th) business day following receipt of the stockholder notice (the “Outside Meeting Date”).

If prior to holding a vote on the Qualifying Offer Resolution at the Special Meeting, the Company enters into an agreement conditioned on the approval by holders of a majority of the outstanding shares of Common Stock with respect to a share exchange, one-step merger, tender offer and back-end merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than fifty percent (50%) of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board of Directors so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

WISDOMTREE, INC.  |  2023 PROXY STATEMENT    A-53

APPENDIX A

If the Board does not hold the Special Meeting by the Outside Meeting Date to vote on the exemption of the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the Outside Meeting Date. If the Board does hold a Special Meeting and stockholders vote at such meeting in favor of exempting the Qualifying Offer from the terms of the Rights Agreement, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the votes are certified as official by the inspector of elections.

A “Qualifying Offer”, in summary terms, is an offer determined by a majority of the independent members of the Board (as such independence is determined by the Board in accordance with the listing rules of the New York Stock Exchange) to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

•

is a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding shares of Common Stock (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer);

•

is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

•

is an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) business days and, if a Special Meeting is duly requested by stockholders in accordance with the terms of the Rights Agreement, for at least ten (10) business days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) business days following receipt of the Special Meeting notice delivered in accordance with the Rights Agreement, for at least ten (10) business days following such ninety (90) business day period;

•

an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the Person making such offer (and such Persons Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any; and

•	an offer that is otherwise in the best interests of the Company and its stockholders.

As set forth in the Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualifying Offer provision in the Rights Agreement, the Board reserves the right to reject any Qualifying Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualifying Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.

A-54    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

Appendix B

Supplemental Information Concerning Participants in the Company’s Solicitation of Proxies

The following tables (“Directors and Nominees” and “Executive Officers”) list the name and business address of our directors and nominees and the name, present principal occupation and business address of our executive officers who, under SEC rules, are considered to be participants in our solicitation of proxies from our stockholders in connection with the Annual Meeting (collectively, the “Participants”).

DIRECTORS AND NOMINEES

The principal occupations of our directors and nominees are either included herein or in the biographies located elsewhere in this proxy statement under the section titled “Proposal No. 1 – Election of Directors.” The names of each of our directors and nominees are listed below, and except as otherwise described below, the business address for all of the directors and nominees is c/o WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119.

Name

Jonathan Steinberg

Frank Salerno

Lynn S. Blake

Anthony Bossone

Smita Conjeevaram

Deborah A. Fuhr(1)

Daniela Mielke

Shamla Naidoo

Win Neuger

Harold Singleton III
(1)

Ms. Fuhr is the Managing Partner and Founder of ETFGI LLP, with its principal business address located at 130 Jermyn Street, 6th Floor, London SW1Y 4UR, England. Ms. Fuhr is also the Co-Founder, Editorial Director, Producer and Presenter of ETF TV Ltd, with its principal business address located at 118 Milton Road, Cambridge, CB4 1LD, England.

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Appendix B

EXECUTIVE OFFICERS

Set forth in the table below are the names of our executive officers (who do not also serve as a director of the Company) who are considered Participants as well as their positions with the Company, which constitute their respective principal occupations. The business address for each executive officer set forth in the table below is c/o WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119.

Name	Title

Bryan Edmiston	Chief Financial Officer

Marci Frankenthaler	Chief Legal Officer and Secretary

R. Jarrett Lilien	President and Chief Operating Officer

Alexis Marinof	Head of Europe

William Peck	Head of Digital Assets

David Yates	Chief Information Officer

Peter M. Ziemba	Senior Advisor to the CEO and Chief Administrative Officer

INFORMATION REGARDING OWNERSHIP OF COMPANY SECURITIES BY PARTICIPANTS

The number of shares of our common stock beneficially held as of the record date by the Participants appears elsewhere in this proxy statement under the section titled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Except as described in this Appendix B or otherwise in this proxy statement, none of the Participants owns any debt or equity security issued by the Company of record that he or she does not also own beneficially.

TRANSACTIONS IN THE COMPANY’S SECURITIES BY PARTICIPANTS – LAST TWO YEARS

The following table sets forth information regarding purchases and sales of our securities by each Participant during the past two years. Unless otherwise indicated, all transactions were (i) in the public market, or (ii) pursuant to our equity compensation plans, and no part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Transaction Description

Jonathan Steinberg

	1/25/2022	217,713	Acquisition of shares

	1/25/2022	108,785	Disposition of shares for taxes

	1/25/2022	183,455	Grant of Performance Based Restricted Stock Units

	2/15/2022	153,913	Sale/disposition of shares

	1/25/2023	69,057	Disposition of shares for taxes

	1/25/2023	320,142	Acquisition of shares

	1/25/2023	276,240	Grant of Performance Based Restricted Stock Units

	1/30/2023	44,715	Vesting of Performance Based Restricted Stock Units

	1/30/2023	22,828	Disposition of shares for taxes

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Appendix B

Name	Transaction Date	Number of Shares	Transaction Description

Frank Salerno

	6/17/2021	15,625	Acquisition of shares

	9/14/2021	10,024	Sale/disposition of shares

	7/25/2022	19,762	Grant of Restricted Stock Units

Anthony Bossone

	6/17/2021	15,625	Acquisition of shares

	7/25/2022	19,762	Grant of Restricted Stock Units

Lynn S. Blake

	5/25/2022	1,073	Acquisition of shares

	7/25/2022	19,762	Grant of Restricted Stock Units

Smita Conjeevaram

	6/17/2021	15,625	Acquisition of shares

	7/25/2022	19,762	Acquisition of shares

Deborah A. Fuhr

	5/25/2022	1,073	Acquisition of shares

	7/25/2022	19,762	Acquisition of shares

Daniela Mielke

	9/21/2022	16,639	Grant of Restricted Stock Units

Shamla Naidoo

	N/A	N/A	N/A

Win Neuger

	6/17/2021	15,625	Acquisition of shares

	7/25/2022	19,762	Acquisition of shares

Harold Singleton III

	1/21/2022	6,932	Acquisition of shares

	7/25/2022	19,762	Grant of Restricted Stock Units

Bryan Edmiston

	1/25/2022	27,617	Acquisition of shares

	1/25/2022	4,999	Disposition of shares for taxes

	1/25/2022	7,757	Grant of Performance Based Restricted Stock Units

	1/25/2023	6,687	Disposition of shares for taxes

	1/25/2023	73,660	Acquisition of shares

	1/25/2023	21,186	Grant of Performance Based Restricted Stock Units

Marci Frankenthaler

	1/25/2022	41,753	Acquisition of shares

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Appendix B

Name	Transaction Date	Number of Shares	Transaction Description

	1/25/2022	10,012	Disposition of shares for taxes

	1/25/2022	11,727	Grant of Performance Based Restricted Stock Units

	1/25/2023	13,082	Disposition of shares for taxes

	1/25/2023	73,660	Acquisition of shares

	1/25/2023	21,186	Grant of Performance Based Restricted Stock Units

	1/30/2023	5,199	Vesting of Performance Based Restricted Stock Units

	1/30/2023	1,875	Disposition of shares for taxes

R. Jarrett Lilien

	1/25/2022	88,545	Acquisition of shares

	1/25/2022	29,163	Disposition of shares for taxes

	1/25/2022	74,612	Grant of Performance Based Restricted Stock Units

	1/25/2023	29,156	Disposition of shares for taxes

	1/25/2023	195,495	Acquisition of shares

	1/25/2023	168,686	Grant of Performance Based Restricted Stock Units

	1/30/2023	10,830	Vesting of Performance Based Restricted Stock Units

	1/30/2023	4,366	Disposition of shares for taxes

Alexis Marinof

	1/25/2022	48,066	Acquisition of shares

	1/25/2022	12,240	Disposition of shares for taxes

	1/25/2022	13,501	Grant of Performance Based Restricted Stock Units

	1/25/2023	16,169	Disposition of shares for taxes

	1/25/2023	76,535	Acquisition of shares

	1/25/2023	22,013	Grant of Performance Based Restricted Stock Units

	1/30/2023	9,009	Vesting of Performance Based Restricted Stock Units

	1/30/2023	3,154	Disposition of shares for taxes

William Peck

	1/25/2022	43,193	Acquisition of shares

	1/25/2022	7,312	Disposition of shares for taxes

	1/25/2022	12,132	Grant of Performance Based Restricted Stock Units

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Appendix B

Name	Transaction Date	Number of Shares	Transaction Description

	1/25/2023	10,273	Disposition of shares for taxes

	1/25/2023	66,964	Acquisition of shares

	1/25/2023	19,260	Grant of Performance Based Restricted Stock Units

David Yates

	3/01/2022	68,992	Acquisition of shares

	1/25/2023	11,124	Disposition of shares for taxes

	1/25/2023	63,616	Acquisition of shares

	1/25/2023	18,297	Grant of Performance Based Restricted Stock Units

Peter M. Ziemba

	5/20/2021	8,000	Gift/disposition of shares

	5/21/2021	8,500	Gift/disposition of shares

	11/17/2021	5,000	Sale/disposition of shares

	1/25/2022	59,293	Acquisition of shares

	1/25/2022	22,895	Disposition of shares for taxes

	1/25/2022	16,654	Grant of Performance Based Restricted Stock Units

	6/03/2022	5,000	Gift/disposition of shares

	6/03/2022	5,000	Gift/disposition of shares

	6/06/2022	8,400	Gift/disposition of shares

	6/06/2022	850	Gift/disposition of shares

	1/25/2023	18,513	Disposition of shares for taxes

	1/25/2023	102,120	Acquisition of shares

	1/25/2023	29,372	Grant of Performance Based Restricted Stock Units

	1/30/2023	8,232	Vesting of Performance Based Restricted Stock Units

	1/30/2023	2,969	Disposition of shares for taxes

MISCELLANEOUS INFORMATION REGARDING PARTICIPANTS

Except as described in this proxy statement, including this Appendix B, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this proxy statement, including this Appendix B, no associates of a Participant beneficially owns, directly or indirectly, any of the Company’s securities. Other than as disclosed in this proxy statement, including this Appendix B, neither the Company nor any of the Participants has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, except as disclosed in this proxy statement, including this Appendix B, neither

WISDOMTREE, INC.  |  2023 PROXY STATEMENT    B-5

Appendix B

the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. During the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Other than as set forth in this proxy statement, including this Appendix B, none of the Participants nor any of their respective associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $120,000.

B-6    WISDOMTREE, INC.  |  2023 PROXY STATEMENT

PRELIMINARY PROXY CARD DATED APRIL 19, 2023, SUBJECT TO COMPLETION PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED WISDOMTREE, INC. 2023 Annual Meeting of Stockholders [•], 2023 This Proxy is solicited by the Board of Directors By signing, dating, and returning this proxy card, the undersigned appoints Marci Frankenthaler and Peter M. Ziemba, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them, or either of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of WisdomTree, Inc., a Delaware corporation (the “Company” or “WisdomTree”), that the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held on [•], 2023, at [•] a.m. Eastern Time at 250 West 34th Street, 2nd Floor, New York, NY 10119 and any adjournment, postponement, continuation, or rescheduling thereof. The undersigned hereby revokes any other proxy heretofore given by the undersigned for the 2023 Annual Meeting, including any proxy previously given by telephone or the Internet, and acknowledges receipt of the Notice of the 2023 Annual Meeting and Proxy Statement dated [•], 2023 . The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2023 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. Subject to the conditions set forth in the Proxy Statement, if any director nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. This proxy, when properly executed, will be voted in the manner directed herein. Unless a contrary direction is given, the shares represented by this proxy will be voted “FOR” each WisdomTree nominee listed in Proposal 1 and “FOR” Proposals 2, 3 and 4 listed on the reverse side. While you may mark instructions with respect to any or all of the nominees, you may mark a vote “FOR” only six nominees in total. If you mark a vote “FOR” in respect to fewer than six nominees, your shares will be voted “FOR” in respect of those nominees you have marked. If you mark a vote “FOR” in respect to more than six nominees, votes on Proposal 1 regarding nominees will be invalid and will not be counted. YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY! (continued and to be signed on the reverse side) WHITE PROXY CARD

WISDOMTREE, INC. YOUR VOTE IS IMPORTANT DUE TO CONTINUING DELAYS IN THE POSTAL SYSTEM, WE ENCOURAGE ALL STOCKHOLDERS TO VOTE ELECTRONICALLY IF POSSIBLE –BY INTERNET OR TELEPHONE – TODAY. YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS: Submit your proxy by Internet Please access www.proxyvotenow.com/wt. Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below. OR Submit your proxy by Telephone Please call toll-free in the U.S. or Canada at xxx-xxx-xxxx on a touch-tone telephone. (If outside the U.S. or Canada, call xxx-xxx-xxxx.) Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below. CONTROL NUMBER: You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card. Or Submit your proxy by Mail If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the postage paid envelope provided to: WisdomTree, Inc., c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Please mark vote as in this sample The Board of Directors recommends you vote FOR each of the WisdomTree nominees listed in Proposal 1 and WITHHOLD on each of the ETFS Capital nominees listed in Proposal 1 and vote FOR Proposals 2, 3 and 4. 1. To elect three Class II members and three Class III members of the Company’s Board of Directors, to serve until the 2024 annual meeting of stockholders. While you may mark instructions with respect to any or all of the nominees, you may mark FOR in respect of only six nominees in total. You are permitted to vote for fewer than six nominees. If you vote FOR in respect of fewer than six (6) nominees, your shares will only be voted FOR in respect of those nominees you have marked. If you vote FOR in respect of more than six nominees, your votes on Proposal 1 regarding nominees will be invalid and will not be counted. If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted FOR in respect of all of the WisdomTree nominees. 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. FOR AGAINST ABSTAIN 3. To vote on an advisory resolution to approve the compensation of the Company’s named executive officers. FOR AGAINST ABSTAIN 4. To ratify the adoption by the Board of Directors of the Stockholder Rights Agreement, dated March 17, 2023, by and between the Company and Continental Stock Transfer & Trust Company. FOR AGAINST ABSTAIN WISDOMTREE CLASS II NOMINEES 1A. Lynn S. Blake 1B. Daniela Mielke 1C. Win Neuger WISDOMTREE CLASS III NOMINEES 1D. Shamla Naidoo 1E. Frank Salerno 1F. Jonathan Steinberg ETFS CAPITAL NOMINEES 1G. Bruce E. Aust 1H. Tonia Pankopf 1I. Graham Tuckwell AO FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD Date: , 2023 Signature Signature (if jointly held) Title(s) Please sign EXACTLY as name appears at the left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full related title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.